              As filed with the Securities and Exchange Commission

                                   June 27, 1997

                       1933 Act Registration No. 33-34154
                           1940 Act File No. 811-6082

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                       REGISTRATION STATEMENT UNDER THE            [X]
                             SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.             [ ]


                        Post-Effective Amendment No. 20            [X]


                                       and

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940             [X]


                               Amendment No. 21                    [X]


                              THE RIVERFRONT FUNDS

                    (Successor to The Riverfront Funds, Inc.)
               (Exact name of Registrant as specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                       including Area Code: (614) 899-4600


                               George O. Martinez

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                      -------------------------------------
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
                         Immediately upon effectiveness

             It is proposed that this filing will become effective:

[ ]      immediately upon filing pursuant to paragraph (b)
[ ]      on (date) pursuant to paragraph (b)
[X]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on (date) pursuant to paragraph (a)(1)
[ ]      75 days after filing pursuant to paragraph (a)(2)
[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:


[x] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996, was filed on February 25, 1997.

                              CROSS-REFERENCE SHEET
                              ---------------------

           THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                          THE RIVERFRONT BALANCED FUND
                        THE RIVERFRONT INCOME EQUITY FUND
                    THE RIVERFRONT LARGE COMPANY SELECT FUND
                    THE RIVERFRONT SMALL COMPANY SELECT FUND
                                 Seven Funds of
                              The Riverfront Funds

Cross-Reference Sheet pursuant to Rule 481 under the Securities Act of 1933.

Item Number in
Part A of Form N-1A           Prospectus Caption
-------------------           -------------------
         1                    Cover Page

         2                    Fee Table

         3                    Financial Highlights; Performance Data

         4                    Cover Page; The Trust and its
                              Portfolios; The Funds' Investment
                              Objectives and Policies

         5                    Trust Management and Expenses;
                              Additional Information

         5A                   Not Applicable

         6                    The Trust and its Portfolios; Dividends
                              and Taxes; Trust Shares; Pricing Shares

         7                    How to Buy Shares; Shareholder Services

         8                    How to Redeem Shares; How to Buy Shares

         9                    Not Applicable

THE RIVERFRONT FUNDS
THE RIVERFRONT U.S. GOVERNMENT SECURITIES
  MONEY MARKET FUND
THE RIVERFRONT U.S. GOVERNMENT
  INCOME FUND
THE RIVERFRONT OHIO TAX-FREE BOND FUND
THE RIVERFRONT BALANCED FUND
THE RIVERFRONT INCOME EQUITY FUND
THE RIVERFRONT LARGE COMPANY
  SELECT FUND
THE RIVERFRONT SMALL COMPANY SELECT
  FUND


PROSPECTUS AUGUST 1, 1997



  The Riverfront Funds (the "Trust") is an open-end management investment company which currently issues seven series of shares (individually, a "Fund" and collectively, the "Funds"), each having a different investment objective and investing in a different portfolio of securities. The Funds offered by the Trust are: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Balanced Fund, The Riverfront Income Equity Fund, The Riverfront Large Company Select Fund and The Riverfront Small Company Select Fund (formerly known as The Riverfront Stock Appreciation Fund).


  The Funds are offered both to customers of The Provident Bank ("Provident"), including personal trust, employee benefit, agency and custodial clients, and to the general public. Provident is a wholly owned subsidiary of Provident Financial Group, Inc. ("PFG"). Provident, directly or through a sub-investment adviser with respect to The Riverfront Income Equity Fund, serves as investment adviser to each of the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OF, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PROVIDENT, PFG OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE RIVERFRONT U.S. GOVERNMENT INCOME FUND, THE RIVERFRONT OHIO TAX-FREE BOND FUND, THE RIVERFRONT BALANCED FUND, THE RIVERFRONT INCOME EQUITY FUND, THE RIVERFRONT LARGE COMPANY SELECT FUND AND THE RIVERFRONT SMALL COMPANY SELECT FUND SHARES MAY FLUCTUATE, AND WHEN REDEEMED THEIR VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID BY THE PURCHASER.

  AN INVESTMENT IN THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND INTENDS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

For Information Contact:
THE RIVERFRONT FUNDS
3435 STELZER ROAD
COLUMBUS, OHIO 43219
CALL TOLL FREE 1-800-424-2295

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This prospectus relates to each of the Funds and sets forth concisely information that a prospective investor should know about each Fund before investing. Investors should read and retain this prospectus for future reference.

  Additional information about the Trust and the Funds is contained in a Statement of Additional Information and Appendix thereto dated as of the date hereof, which has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this prospectus. For a free copy of the Statement of Additional Information, or for other information about the Trust and the Funds, write to the address or call the telephone number listed above.

  The Trust is designed to enable investors to pursue financial goals through a choice of the following Funds:

  -- THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND (the "Money Market Fund") seeks current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The dollar weighted average maturity of the Money Market Fund will not exceed 90 days.

  -- THE RIVERFRONT U.S. GOVERNMENT INCOME FUND (the "Income Fund") seeks a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The Income Fund intends to invest in securities with dollar-weighted average durations of between three and seven years. The dollar-weighted average life of the Income Fund's securities is expected to be in the range of four to ten years.

  -- THE RIVERFRONT OHIO TAX-FREE BOND FUND (the "Ohio Tax-Free Fund") seeks (1) income, which is exempt from federal income tax and Ohio state income taxes, and
(2) preservation of capital.

  -- THE RIVERFRONT BALANCED FUND (the "Balanced Fund") seeks long-term growth of capital with some current income as a secondary objective.

  -- THE RIVERFRONT INCOME EQUITY FUND (the "Income Equity Fund") seeks a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. To provide investment advisory services to the Income Equity Fund, Provident has entered into a sub-investment advisory agreement with DePrince, Race & Zollo, Inc., Orlando, Florida.

  -- THE RIVERFRONT LARGE COMPANY SELECT FUND (the "Large Company Fund") seeks long-term growth of capital with some current income as a secondary objective.

  -- THE RIVERFRONT SMALL COMPANY SELECT FUND (the "Small Company Fund") seeks capital growth.

  The Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Small Company Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund."

  Each Fund, other than the Money Market Fund, offers two classes of shares. This prospectus describes the one class of shares of the Money Market Fund --Investor A shares, and the two classes of shares of each of the other Funds -- Investor A shares and Investor B shares.

          TABLE OF CONTENTS              Page
Prospectus Summary....................      4
Fee Table.............................      8
Financial Highlights..................     11
The Trust and Its Funds...............     24
The Funds' Investment Objectives and
  Policies............................     24
Investment Restrictions...............     43
Pricing Shares........................     47
How To Buy Shares.....................     48
Sales Charges.........................     50
Reduced Sales Charges -- Investor A
  Shares..............................     52
Contingent Deferred Sales Charge --
  Investor B Shares...................     53
Other Purchase Information............     56
Exchanges.............................     56
How To Redeem Shares..................     57
Shareholder Services..................     60
Dividends and Taxes...................     60
Management and Expenses...............     63
Performance Data and Advertising......     69
Trust Shares..........................     70
Additional Information................     71

                               PROSPECTUS SUMMARY

Shares Offered................    Investor A shares of beneficial interest, no par value, of the
                                  Money Market Fund, and Investor A and Investor B shares of beneficial interest, no par value, of the Income Fund, the
                                  Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund,
                                  the Large Company Fund and the Small Company Fund, seven
                                  separate series (collectively, the "Funds") of The Riverfront
                                  Funds, an Ohio business trust (the "Trust").

Offering Price................    The public offering price of the INVESTOR A SHARES of the
                                  Money Market Fund is equal to the net asset value per share.
                                  The public offering price of INVESTOR A SHARES of each of the other Funds is equal to the net asset value per share plus a sales charge equal to 4.50% of the public offering price
                                  (4.71% of the net amount invested), reduced on investments of
                                  $100,000 or more (See "Sales Charges -- Investor A Shares").
                                  Under certain circumstances, the sales charge may be elimi-
                                  nated (See "Reduced Sales Charges -- Investor A Shares").
                                  The public offering price of INVESTOR B SHARES of each of the
                                  Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the
                                  Income Equity Fund, the Large Company Fund and the Small
                                  Company Fund is equal to the net asset value per share, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed
                                  within the first six years after purchase.

Minimum Purchase..............    $1,000 minimum initial investment with $100 minimum subse-
                                  quent investments. Such minimum initial and subsequent
                                  investments are waived for employees of The Provident Bank and
                                  BISYS Fund Services Limited Partnership. Investor B shares may only be purchased in an amount of less than $250,000.

Type of Company...............    Each of the Money Market Fund, the Income Fund, the Balanced
                                  Fund, the Income Equity Fund, the Large Company Fund, and the
                                  Small Company Fund is a diversified series of the Trust, an open-end, management investment company. The Ohio Tax-Free
                                  Fund is a non-diversified series of the Trust.

Investment Objectives.........    For the MONEY MARKET FUND, current income from U.S. Government short-term securities while preserving capital and maintaining liquidity.

                                  For the INCOME FUND, a high level of current income,
                                  consistent with preservation of capital, by investing
                                  primarily in securities issued or guaranteed by the U.S.
                                  Government, its agencies and instrumentalities, and in high quality fixed rate and adjustable rate mortgage-backed
                                  securities and other asset-backed securities.
                                  For the OHIO TAX-FREE FUND, (1) income, which is exempt from federal income tax and Ohio state income taxes, and (2)
                                  preservation of capital.
                                  For the BALANCED FUND, long-term growth of capital with some current income as a secondary objective.
                                  For the INCOME EQUITY FUND, a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of
                                  U.S. issuers.
                                  For the LARGE COMPANY FUND, long-term growth of capital with some current income as a secondary objective.
                                  For the SMALL COMPANY FUND, capital growth.

Investment Policies...........    Under normal market conditions, the MONEY MARKET FUND invests at least 65% of its total assets in obligations issued or
                                  guaranteed as to principal and interest by the U.S. Govern-
                                  ment, its agencies or instrumentalities, and in repurchase agreements secured by such obligations.
                                  Under normal market conditions, the INCOME FUND invests
                                  primarily in securities issued or guaranteed by the U.S.
                                  Government, its agencies or instrumentalities and in high
                                  quality fixed rate and adjustable rate mortgage-backed securi-
                                  ties and other asset-backed securities which are issued or guaranteed by the U.S. Government, its agencies or instrumen-
                                  talities or are rated no lower than one of the three highest rating categories by a nationally recognized statistical
                                  rating organization (an "NRSRO"), or if not so rated, are
                                  deemed to be of comparable quality.

                                  Under normal market conditions, the OHIO TAX-FREE FUND invests at least 80% of its net assets in a portfolio of obligations consisting of bonds, notes, commercial paper, debentures and certificates of indebtedness, issued by or on behalf of the
                                  State of Ohio, or any county, political subdivision or
                                  municipality thereof (including any agency, board, authority or commission of any of the foregoing), and in debt
                                  obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal income tax, is not a preference item for individuals for purposes of the federal alternative minimum tax and is exempt from Ohio state income taxes.
                                  Under normal market conditions, the BALANCED FUND invests in common stocks, preferred stocks, fixed income securities and securities convertible into common stocks.

                                  Under normal market conditions, the INCOME EQUITY FUND invests at least 65% of its total assets in common stocks and
                                  securities convertible into common stocks, such as bonds and preferred stocks, rated in one of the four highest rating
                                  categories by an NRSRO, or if not so rated, are deemed to be of comparable quality.

                                  Under normal market conditions, the LARGE COMPANY FUND invests substantially all, but in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks, such as bonds and preferred stocks, of issuers with market capitalizations of at least $4 billion.

                                  Under normal market conditions, the SMALL COMPANY FUND invests at least 65% of its total assets in a portfolio of common
                                  stocks that, in the opinion of Provident based upon its
                                  analysis of various fundamental and technical standards, have appreciation potential.

Risk Factors and Investment
  Techniques..................    An investment in any of the Funds is subject to certain risks, as set forth in detail below under "Risk Factors and Invest-
                                  ment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objective or objectives. The Funds, to the extent set forth under "Risk Factors and Investment Techniques," may engage in the following practices: the use of repurchase and reverse repurchase agreements, entering into options and futures
                                  transactions, the lending of portfolio securities, the
                                  purchase of securities on a when-issued or delayed-delivery basis and investing in warrants, foreign securities and
                                  derivatives. The Ohio Tax-Free Fund is also subject to the risks associated with being a non-diversified portfolio.

Investment Adviser............    The Provident Bank ("Provident").

Sub-Investment Adviser........    DePrince, Race & Zollo, Inc. ("DRZ"), with respect to the
                                  Income Equity Fund.

Dividends.....................    For the Money Market Fund, dividends from net income are
                                  declared daily and generally paid monthly. For the Small
                                  Company Fund, dividends from net income, if any, are declared and generally paid semi-annually. For each of the other Funds, dividends from net income are declared and generally paid
                                  monthly. Net realized capital gains are distributed at least annually.

Distributor...................    BISYS Fund Services Limited Partnership (the "Distributor").

Change in Domicile
  Reorganization..............    On August 1, 1997 The Riverfront Funds, Inc., a Maryland
                                  corporation, changed its form of organization by completing a reorganization with The Riverfront Funds, an Ohio business trust, created for such purpose. References herein to the
                                  Trust and its Funds are intended to include The Riverfront
                                  Funds, Inc. and its corresponding funds prior to the
                                  reorganization.

                                   FEE TABLE

The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in a Fund will bear directly or indirectly. Such costs and expenses do not include any fees charged by Provident or any of its affiliates to its customers' accounts which may have invested in shares of the Funds. The annual fund expenses for the Money Market Fund, the Income Equity Fund, and the Small Company Fund have been restated to reflect current fees. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Management and Expenses," "How to Buy Shares," "Sales Charges," "Reduced Sales Charges -- Investor A Shares" and "Distribution Plans."

                               INVESTOR A SHARES

                                   MONEY                     OHIO                      INCOME         LARGE           SMALL
                                   MARKET      INCOME      TAX-FREE      BALANCED      EQUITY        COMPANY         COMPANY
                                    FUND        FUND         FUND          FUND         FUND           FUND           FUND
                                   ------      ------      --------      --------      ------      ------------      -------
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of
  offering price)................      0%       4.50%(1)     4.50%(1)      4.50%(1)     4.50%(1)       4.50%(1)        4.50%(1)
ANNUAL FUND EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET
  ASSETS)
Investment Advisory Fees After
  Voluntary Fee Reduction........    .15%        .40%         .40%(2)       .80%(2)      .95%           .80%            .80%
12b-1 Fees After Voluntary Fee
  Reduction......................    .10(3)      .19(3)       .25           .19(3)       .22(3)         .25             .25
Other Expenses(4)................    .44         .52          .80           .71          .64            .61(4)         1.06
                                     ---        ----         ----          ----         ----           ----            ----
Total Fund Operating Expenses
  After Voluntary Fee
  Reductions.....................    .69%       1.11%        1.45%(2)      1.70%(2)     1.81%          1.66%          2.11%
                                     ===        ====         ====          ====         ====           ====            ====

---------------

(1) The sales charge applied to purchases of Investor A shares declines as the amount invested increases. In addition, all or a portion of the sales charge may be waived by the Distributor on certain sales of Investor A shares. See "Sales Charges -- Investor A Shares" and "Reduced Sales Charges -- Investor A Shares."

(2) Provident agreed with the Trust to reduce voluntarily the amount of its investment advisory fee with respect to the Ohio Tax-Free Fund and the Balanced Fund for the fiscal year ended December 31, 1996 and the fiscal year ending December 31, 1997. Absent such voluntary fee reductions, Investment Advisory Fees and Total Fund Operating Expenses for the Investor A Shares for the fiscal year ended December 31, 1996, would have been .50% and 1.55%, respectively, for the Ohio Tax-Free Fund, and .90% and 1.80%, respectively, for the Balanced Fund.

(3) The Distributor has agreed with the Trust to reduce voluntarily the amount of its 12b-1 fees under the Investor A Plan, as described below, with respect to the Money Market, Income, Balanced and Income Equity Funds, for the fiscal year ended December 31, 1996, and the fiscal year ending December 31, 1997. Absent such voluntary fee reduction, 12b-1 Fees for such Funds would have been .25%.

(4) "Other Expenses" is based upon estimated amounts for the fiscal year ending December 31, 1997.

                               INVESTOR B SHARES

                                                  OHIO                  INCOME     LARGE        SMALL
                                      INCOME    TAX-FREE    BALANCED    EQUITY    COMPANY      COMPANY
                                       FUND       FUND        FUND       FUND      FUND          FUND
                                      ------    --------    --------    ------    -------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as
  applicable)(1).....................  4.00%      4.00%       4.00%      4.00%      4.00%        4.00%
ANNUAL FUND EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)
Investment Advisory Fees After
  Voluntary Fee Reduction............   .40%       .40%(2)     .80%(2)    .95%       .80%         .80%
12b-1 Fees...........................  1.00       1.00        1.00       1.00       1.00         1.00
Other Expenses.......................   .56        .85         .74        .58        .61(3)      1.04
                                       ----       ----        ----       ----       ----         ----
Total Fund Operating Expenses After
  Voluntary Fee Reduction............ 1.96%%      2.25%(2)    2.54%(2)   2.53%      2.41%        2.84%
                                       ====       ====        ====       ====       ====         ====

---------------

(1) A contingent deferred sales load ranging from 4% to 1% is charged with respect to Investor B shares redeemed within the first six years after purchase. See "Contingent Deferred Sales Charge -- Investor B Shares" below.

(2) Provident agreed with the Trust to reduce voluntarily the amount of its investment advisory fee with respect to the Ohio Tax-Free Fund and the Balanced Fund for the fiscal year ended December 31, 1996 and the fiscal year ending December 31, 1997. Absent such voluntary fee reductions, Investment Advisory Fees and Total Fund Operating Expenses for the Investor B Shares for the fiscal year ended December 31, 1996, would have been .50% and 2.35%, respectively, for the Ohio Tax-Free Fund, and .90% and 2.64%, respectively, for the Balanced Fund.

(3) "Other Expenses" is based upon estimated amounts for the fiscal year ending December 31, 1997.

EXAMPLE(4) -- INVESTOR A SHARES

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                  MONEY                   OHIO                    INCOME      LARGE        SMALL
                                  MARKET     INCOME     TAX-FREE     BALANCED     EQUITY     COMPANY      COMPANY
                                   FUND       FUND        FUND         FUND        FUND        FUND         FUND
                                  ------     ------     --------     --------     ------     --------     --------
One Year......................     $  7       $ 56        $ 59         $ 62        $ 63        $ 61         $ 65
Three Years...................     $ 22       $ 79        $ 89         $ 96        $ 99        $ 95         $108
Five Years....................     $ 38       $103        $121         $133        $139         N/A         $153
Ten Years.....................     $ 86       $179        $211         $237        $248         N/A         $278

EXAMPLE(4) -- INVESTOR B SHARES

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                               OHIO                    INCOME      LARGE         SMALL
                                  INCOME     TAX-FREE     BALANCED     EQUITY     COMPANY       COMPANY
                                   FUND        FUND         FUND        FUND       FUND           FUND
                                  ------     --------     --------     ------     -------     ------------
One Year......................     $ 60        $ 63         $ 66        $ 66       $  64          $ 69
Three Years...................     $102        $110         $119        $119       $ 115          $128
Five Years....................     $126        $140         $155        $155         N/A          $170
Ten Years.....................     $229        $258         $288        $287         N/A          $317

You would pay the following expenses on the same investment, assuming no redemption:

                                               OHIO                    INCOME      LARGE         SMALL
                                  INCOME     TAX-FREE     BALANCED     EQUITY     COMPANY       COMPANY
                                   FUND        FUND         FUND        FUND       FUND           FUND
                                  ------     --------     --------     ------     -------     ------------
One Year......................     $ 20        $ 23         $ 26        $ 26       $  24          $ 29
Three Years...................     $ 62        $ 70         $ 79        $ 79       $  75          $ 88
Five Years....................     $106        $120         $135        $135         N/A          $150
Ten Years.....................     $229        $258         $288        $287         N/A          $317

---------------

(4) The Commission requires use of a 5% annual return figure for purposes of the examples. Actual return for a Fund may be greater or less than 5%.

     AMOUNTS SHOWN IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. As a result of the payment of sales loads and Rule 12b-1 fees, long-term shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules which generally limit the aggregate of any sales charges paid and payments under a Fund's Investor A and Investor B Distribution Plans to 6.25% of total new gross sales, plus interest. A Fund would stop accruing payments under a Distribution Plan if, to the extent, and for as long as, such limit would otherwise be exceeded.

     The information set forth in the foregoing Fee Tables and examples relates to the Investor A and Investor B Shares (except with respect to the Money Market Fund, which only has Investor A shares) of the Funds. The two classes of shares are subject to the same expenses except that the level of Rule 12b-1 fees and certain other class-specific expenses paid by the holders of Investor A shares and Investor B shares differs.


                              FINANCIAL HIGHLIGHTS


     The Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund (formerly known as The Riverfront Flexible Growth Fund), the Income Equity Fund, the Large Company Fund and the Small Company Fund (formerly known as The Riverfront Stock Appreciation Fund) are each a separate Fund of the Company. The financial highlights of each of the Funds appear in the following Financial Highlights tables. Ernst & Young LLP, independent auditors, audited the financial highlights of each of the Funds, except for the Large Company Fund, for the fiscal years ended December 31, 1996 and 1995, except that, with respect to the Small Company Fund, Ernst & Young LLP audited the financial highlights for the three-month period ended December 31, 1995. Other auditors audited the financial highlights of each of the Funds for all of the other time periods in the Financial Highlights tables.



     The following financial highlights for the Large Company Fund for the period from its commencement of operations (January 2, 1997) through April 30, 1997, are unaudited.


     The financial statements of the Funds and the report issued by Ernst & Young LLP on these financial statements appear in the Statement of Additional Information. Shareholders and prospective investors may obtain the Statement of Additional Information upon request.

     As of September 30, 1995, the Small Company Fund acquired all of the assets of each of the Stock Appreciation Fund and the Stock Growth Fund of MIM Mutual Funds, Inc., in exchange for the assumption of such Funds' stated liabilities and a number of full and fractional Investor A shares of the Small Company Fund having an aggregate net asset value equal to such Funds' net assets (the "Reorganization"). For accounting purposes, the MIM Stock Appreciation Fund is deemed to be the survivor of the Reorganization. The following financial highlights of the Small Company Fund for each of the fiscal years ended September 30, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 and the fiscal period from commencement of operations (July, 1987) to September 30, 1987 have been audited by other auditors and, except for September 30, 1995 (the effective date of the Reorganization), reflect the operations of the MIM Stock Appreciation Fund prior to the Reorganization.


     On July 29, 1994, the shareholders of the Funds approved the reclassification of the Funds' then outstanding shares into Class A shares. Such reclassification was effective as of August 1, 1994.

                   THE RIVERFRONT U.S. GOVERNMENT SECURITIES
                               MONEY MARKET FUND

                               INVESTOR A SHARES

                                                YEARS ENDED DECEMBER 31,                 OCTOBER 1, 1992
                                     -----------------------------------------------     TO DECEMBER 31,
                                       1996         1995       1994(d)      1993(d)         1992(a)(d)
                                     --------     --------     --------     --------     ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................  $   1.00     $   1.00     $   1.00     $   1.00         $   1.00
Investment Activities
Net Investment Income..............     0.046        0.050         0.04         0.03             0.01
                                     --------      -------      -------      -------           ------
Total from Investment
  Activities.......................     0.046        0.050         0.04         0.03             0.01
                                     --------      -------      -------      -------           ------
Distributions
Net Investment Income..............    (0.046)      (0.050)       (0.04)       (0.03)           (0.01)
                                     --------      -------      -------      -------           ------
Total Distributions................    (0.046)      (0.050)       (0.04)       (0.03)           (0.01)
                                     --------      -------      -------      -------           ------
NET ASSET VALUE, END OF PERIOD.....  $   1.00     $   1.00     $   1.00     $   1.00         $   1.00
                                     ========      =======      =======      =======           ======
TOTAL RETURN.......................      4.89%        5.52%        3.78%        2.90%            0.80%(b)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)....  $181,017     $157,495     $149,374     $133,207         $ 37,083
Ratio of expenses to average net
  assets...........................      0.59%        0.58%        0.51%        0.32%            0.01%(c)
Ratio of net investment income to
  average net assets...............      4.78%        5.34%        3.70%        2.85%            3.09%(c)
Ratio of expenses to average net
  assets*..........................      0.84%        0.83%        0.80%        0.42%            0.68%(c)
Ratio of net investment income to
  average net assets*..............      4.53%        5.09%        3.41%        2.75%            2.42%(c)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

   (a) Period from commencement of operations.
   (b) Not annualized.
   (c) Annualized.
   (d) Audited by other auditors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

                                                                                              JANUARY 17,
                                                                                YEAR ENDED      1995 TO
                                                           YEAR ENDED          DECEMBER 31,   DECEMBER 31,
                                                       DECEMBER 31, 1996           1995         1995(a)
                                                    ------------------------   ------------   ------------
                                                    INVESTOR A    INVESTOR B    INVESTOR A     INVESTOR B
                                                    ----------    ----------   ------------   ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............................   $   9.71      $  10.95      $   8.92       $  10.00
Investment Activities
Net investment income.............................       0.52          0.49          0.54           0.43
Net realized and unrealized gains (losses) from
  investments.....................................      (0.29)        (0.31)         0.79           0.94
                                                      -------       -------       -------        -------
Total from Investment Activities..................       0.23          0.18          1.33           1.37
                                                      -------       -------       -------        -------
Distributions
Net investment income.............................      (0.51)        (0.49)        (0.54)         (0.42)
In excess of net investment income................        -0-           -0-           -0-            -0-
                                                      -------       -------       -------        -------
Total Distributions...............................      (0.51)        (0.49)        (0.54)         (0.42)
                                                      -------       -------       -------        -------
NET ASSET VALUE, END OF PERIOD....................   $   9.43      $  10.64      $   9.71       $  10.95
                                                      =======       =======       =======        =======
TOTAL RETURN (EXCLUDING
  SALES/REDEMPTION CHARGE)........................       2.51%        1.72%         15.22%         13.96%(e)
ANNUALIZED RATIOS/
SUPPLEMENTAL DATA:
Net assets at end of period (000).................   $ 33,694      $  1,296      $ 36,538       $  1,263
Ratio of expenses to average net assets...........       1.11%         1.96%         1.09%          1.90%(c)
Ratio of net investment income to average net
  assets..........................................       5.45%         4.59%         5.74%          4.80%(c)
Ratio of expenses to average net assets*..........       1.20%         1.96%         1.18%          1.90%(c)
Ratio of net investment income to average net
  assets*.........................................       5.36%         4.59%         5.65%          4.80%(c)
Portfolio turnover................................         53%(d)        53%(d)         75%(d)         75%(d)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for the Investor A shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B shares from January 17, 1995 to December 31, 1995.

(f) Audited by other auditors.

                                                          AUGUST 9,
                  YEARS ENDED DECEMBER 31,                 1990 TO
      ------------------------------------------------   DECEMBER 31,
      1994(f)       1993(f)       1992(b)(f)    1991(f)   1990(a)(f)
      -------       -------       -------       ------   ------------
      $  9.91       $  9.76       $ 10.00       $10.00      $10.00
         0.54          0.51          0.10         0.73        0.12
        (0.99)         0.20         (0.23)         -0-         -0-
      -------       -------        ------       ------
        (0.45)         0.71         (0.13)        0.73        0.12
      -------       -------        ------       ------
        (0.54)        (0.50)        (0.10)       (0.73)      (0.12)
          -0-         (0.06)        (0.01)         -0-         -0-
      -------       -------        ------       ------
        (0.54)        (0.56)        (0.11)       (0.73)      (0.12)
      -------       -------        ------       ------
      $  8.92       $  9.91       $  9.76       $10.00      $10.00
      =======       =======        ======       ======
        (4.64)%        7.38%        (1.31)%        N/A         N/A
      $32,721       $30,078       $24,588       $   33      $    0
         0.86%         0.65%         0.66%        0.00%       1.67%(c)
         5.78%         5.05%         4.00%        7.34%       1.17%(c)
         1.14%         1.08%         1.06%         N/A         N/A
         5.49%         4.62%         3.60%         N/A         N/A
           83%(d)       220%(d)       117%(d)        0%         0%

                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

                                                    YEAR                   YEAR         JANUARY 17
                                                   ENDED                  ENDED          1995 TO
                                                DECEMBER 31,           DECEMBER 31,    DECEMBER 31,     AUGUST 1,
                                                    1996                   1995          1995(a)         1994 TO
                                         --------------------------    ------------    ------------    DECEMBER 31,
                                         INVESTOR A      INVESTOR B     INVESTOR A      INVESTOR B      1994(a)(f)
                                         ----------      ----------    ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $  10.51         $10.73        $   9.83         $10.00         $  10.00
Investment Activities
Net investment income.................        0.40           0.32            0.39           0.27             0.12
Net realized and unrealized gains
  (losses) from investments...........       (0.10)         (0.09)           0.67           0.73            (0.17)
                                           -------         ------         -------         ------          -------
Total from Investment Activities......        0.30           0.23            1.06           1.00            (0.05)
                                           -------         ------         -------         ------          -------
Distributions
Net investment income.................       (0.40)         (0.32)          (0.38)         (0.27)           (0.12)
                                           -------         ------         -------         ------          -------
Total Distributions...................       (0.40)         (0.32)          (0.38)         (0.27)           (0.12)
                                           -------         ------         -------         ------          -------
NET ASSET VALUE, END OF PERIOD........    $  10.41         $10.64        $  10.51         $10.73         $   9.83
                                           =======         ======         =======         ======          =======
TOTAL RETURN (EXCLUDING SALES/
  REDEMPTION CHARGE)..................       2.95%          2.21%           10.96%         10.10%(c)        (0.47)%(e)
ANNUALIZED RATIOS/ SUPPLEMENTAL DATA:
Net assets at end of period (000).....    $ 10,693         $  984        $ 11,091         $  626         $ 10,190
Ratio of expenses to average net
  assets..............................        1.45%          2.25%           1.49%          2.27%(d)         1.08%(d)
Ratio of net investment income to
  average net assets..................        3.87%          3.07%           3.77%          3.01%(d)         2.92%(d)
Ratio of expenses to average net
  assets*.............................        1.55%          2.36%           1.64%          2.41%(d)         1.44%(d)
Ratio of net investment income to
  average net assets*.................        3.77%          2.96%           3.62%          2.87%(d)         2.56%(d)
Portfolio turnover....................           6%(b)          6%(b)          34%(b)         34%(b)           29%(b)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Represents total return for the Investor A shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B shares from January 17, 1995 to December 31, 1995.
(d) Annualized.
(e) Not Annualized.
(f) Audited by other auditors.

                          THE RIVERFRONT BALANCED FUND

                                                                               JANUARY 17,
                                                               YEAR ENDED        1995 TO
                                       YEAR ENDED             DECEMBER 31,     DECEMBER 31,    FROM SEPTEMBER 1,
                                    DECEMBER 31, 1996             1995           1995(a)         1994 THROUGH
                                -------------------------    --------------   --------------     DECEMBER 31,
                                INVESTOR A    INVESTOR B       INVESTOR A       INVESTOR B        1994(a)(f)
                                -----------   -----------    --------------   --------------   -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $ 11.36      $ 11.70          $ 9.79           $10.00            $ 10.00
                                  -------         -----           -----            -----              -----
Investment Activities
Net investment income...........      0.31         0.26            0.35             0.25               0.10
Net realized and unrealized
  gains (losses) from
  investments...................      0.33         0.34            1.66             1.79              (0.18)
                                  -------         -----           -----            -----              -----
Total from Investment
  Activities....................      0.64         0.60            2.01             2.04              (0.08)
                                  -------         -----           -----            -----              -----
Distributions
Net investment income...........     (0.31)       (0.26)          (0.34)           (0.24)             (0.13)
Net realized gains..............        --           --           (0.10)           (0.10)                --
                                  -------         -----           -----            -----              -----
Total Distributions.............     (0.31)       (0.26)          (0.44)           (0.34)             (0.13)
                                  -------         -----           -----            -----              -----
NET ASSET VALUE, END OF
  PERIOD........................   $ 11.69      $ 12.04          $11.36           $11.70            $  9.79
                                  =======         =====           =====            =====              =====
TOTAL RETURN (EXCLUDES SALES/
  REDEMPTION CHARGE)............      5.76%        5.27%          20.83%           20.53%(c)          (0.82)%(e)
ANNUALIZED RATIOS/ SUPPLEMENTARY
  DATA:
Net Assets at end of period
  (000).........................   $10,786      $10,008          $9,427           $5,030            $ 2,709
Ratio of expenses to average net
  assets........................      1.70%        2.54%           1.28%            2.04%(d)           1.48%(d)
Ratio of net investment income
  to average net assets.........      2.87%        2.03%           3.48%            2.69%(d)           4.01%(d)
Ratio of expenses to average net
  assets*.......................      1.94%        2.68%           1.67%            2.84%(d)           4.61%(d)
Ratio of net investment income
  to average net assets*........      2.63%        1.89%           3.09%            1.89%(d)           0.88%(d)
Portfolio Turnover..............        98%(b)        98%(b)         13%(b)           13%(b)              1%(b)
Average commission rate
  paid(g).......................   $0.0891      $0.0891              --               --                 --

---------------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c) Represents total return for the Investor A shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B shares from January 17, 1995 to December 31, 1995.
(d) Annualized.
(e) Not annualized.
(f) Audited by other auditors.
(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE RIVERFRONT INCOME EQUITY FUND

                                                                                                 JANUARY 17,
                                                                                   YEAR ENDED      1995 TO
                                                             YEAR ENDED           DECEMBER 31,   DECEMBER 31,
                                                         DECEMBER 31, 1996            1995         1995(a)
                                                     --------------------------   ------------   ------------
                                                     INVESTOR A     INVESTOR B     INVESTOR A     INVESTOR B
                                                     -----------    -----------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...............    $ 11.70        $ 11.85       $  10.15        $10.00
Investment Activities
Net investment income..............................       0.21           0.12           0.27          0.13
Net realized and unrealized gains from
  investments......................................       2.12           2.21           2.89          2.78
                                                       -------        -------        -------        ------
Total from Investment Activities...................       2.33           2.33           3.16          2.91
                                                       -------        -------        -------        ------
Distributions
Net investment income..............................      (0.21)         (0.12)         (0.27)        (0.13)
In excess of net investment income.................        -0-            -0-            -0-           -0-
Net realized gains.................................      (1.90)         (1.90)         (1.34)        (0.93)
In excess of net realized gains....................        -0-            -0-            -0-           -0-
                                                       -------        -------        -------        ------
Total Distributions................................      (2.11)         (2.02)         (1.61)        (1.06)
                                                       -------        -------        -------        ------
NET ASSET VALUE, END OF PERIOD.....................    $ 11.92        $ 12.16       $  11.70        $11.85
                                                       =======        =======        =======        ======
TOTAL RETURN (EXCLUDING SALES/REDEMPTION CHARGE)...      19.88%         19.67%         31.45%        29.28%(e)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000)..................    $73,368        $ 7,632       $ 60,845        $2,833
Ratio of expenses to average net assets............       1.76%          2.48%          1.49%         2.46%(c)
Ratio of net investment income to average net
  assets...........................................       1.62%          0.88%          2.27%         1.12%(c)
Ratio of expenses to average net assets*...........       1.85%          2.54%          1.74%         2.51%(c)
Ratio of net investment income to average net
  assets*..........................................       1.53%          0.82%          2.02%         1.07%(c)
Portfolio turnover.................................        166%(d)        166%(d)        180%(d)       180%(d)
Average commission rate paid(g)....................    $0.0541        $0.0541             --            --

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operation.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for the Investor A shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B shares from January 17, 1995 to December 31, 1995.

(f) Audited by other auditors.

(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                              AUGUST 9,
                    YEARS ENDED DECEMBER 31,                   1990 TO
      ----------------------------------------------------   DECEMBER 31,
                                  1992(B)(F)       1991(F)    1990(A)(F)
                    1993(F)       ----------       -------   ------------
      1994(F)       -------
      -------
      $ 10.63       $ 10.78        $  10.00        $10.00       $10.00
         0.32          0.28            0.08          0.73         0.12
          -0-          1.01            0.80           -0-          -0-
      -------       -------       ----------       -------   ------------
         0.32          1.29            0.88          0.73         0.12
      -------       -------       ----------       -------   ------------
        (0.31)        (0.27)          (0.08)        (0.73)       (0.12)
          -0-         (0.03)          (0.01)          -0-          -0-
        (0.49)        (1.14)            -0-           -0-          -0-
          -0-           -0-           (0.01)          -0-          -0-
      -------       -------       ----------       -------   ------------
        (0.80)        (1.44)          (0.10)        (0.73)       (0.12)
      -------       -------       ----------       -------   ------------
      $ 10.15       $ 10.63        $  10.78        $10.00       $10.00
      =======       =======       =========        =======   ===========
         3.08%        12.11%           8.74%          N/A          N/A
      $34,965       $24,387        $ 12,262        $   43       $   40
         1.30%         1.47%           1.48%         0.00%        1.67%(c)
         2.93%         2.55%           3.16%         7.34%        1.17%(c)
         1.58%         1.64%           2.02%          N/A          N/A
         2.65%         2.38%           2.62%          N/A          N/A
          119%(d)       145%(d)          12%(d)         0 %          0%
           --            --              --            --           --

THE RIVERFRONT LARGE COMPANY SELECT FUND



                                                                                      JANUARY 2, 1997
                                                                                    TO APRIL 30, 1997(a)
                                                                                ----------------------------
                                                                                INVESTOR A       INVESTOR B
                                                                                -----------      -----------
                                                                                (UNAUDITED)      (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.........................................    $   10.00        $   10.00
Investment Activities
Net investment income (loss).................................................         0.01            (0.01)
Net realized and unrealized gains from investments...........................         0.77             0.97
                                                                                   -------          -------
Total from Investment Activities.............................................         0.78             0.96
                                                                                   -------          -------
Distributions
Net investment income........................................................        (0.02)             -0-
Net realized gains...........................................................          -0-              -0-
                                                                                   -------          -------
Total Distributions..........................................................        (0.02)             -0-
                                                                                   -------          -------
NET ASSET VALUE, END OF PERIOD...............................................    $   10.76        $   10.96
                                                                                   =======          =======
TOTAL RETURN (EXCLUDING SALES/REDEMPTION CHARGE).............................         7.85%(b)         9.60%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000)............................................    $  29,023        $     176
Ratio of expenses to average net assets......................................         1.60%(c)         1.44%(c)
Ratio of net investment income to average net assets.........................         0.24%(c)        (0.36)%
Portfolio turnover...........................................................           12%(d)           12%(d)
Average commission rate paid(e)..............................................    $  0.0916        $  0.0916


---------------


(a) Period from commencement of operations.



(b) Not annualized.


(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      (This page intentionally left blank)

THE RIVERFRONT SMALL COMPANY SELECT FUND


                                                            YEAR              FROM OCTOBER 1,  FROM OCTOBER 1,
                                                            ENDED              1995 THROUGH     1995 THROUGH
                                                        DECEMBER 31,           DECEMBER 31,     DECEMBER 31,
                                                            1996                  1995(B)        1995(A)(B)
                                                  -------------------------   ---------------  ---------------
                                                                INVESTOR B
                                                                -----------     INVESTOR A       INVESTOR B
                                                                              ---------------  ---------------
                                                  INVESTOR A
                                                  -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................................   $  9.50       $  9.91         $ 10.00          $ 10.00
Investment Activities
Net investment loss..............................     (0.14)        (0.15)          (0.01)           (0.01)
Net realized and unrealized gains (losses) from
  investments....................................      1.10          1.04           (0.12)           (0.08)
                                                    -------       -------         -------           ------
Total from Investment Activities.................      0.96          0.89           (0.13)           (0.09)
                                                    -------       -------         -------           ------
Distributions
Net investment income............................       -0-           -0-             -0-              -0-
Net realized gains...............................     (1.03)        (1.03)          (0.37)             -0-
Returns of capital...............................       -0-           -0-             -0-              -0-
                                                    -------       -------         -------           ------
Total Distributions..............................     (1.03)        (1.03)          (0.37)             -0-
                                                    -------       -------         -------           ------
NET ASSET VALUE, END OF PERIOD...................   $  9.43       $  9.77         $  9.50          $  9.91
                                                    =======       =======         =======           ======
TOTAL RETURN (EXCLUDING SALES/
  REDEMPTION CHARGE).............................     10.17%         9.05%          (1.20)%(c)       (0.90)%(c)
ANNUALIZED RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000s)...............   $31,227       $   687         $40,995          $    72
Ratio of expenses to average net assets..........      1.91%         2.64%           1.76% (d)        2.30% (d)
Ratio of net investment income to average net
  assets.........................................     (1.25)%       (2.01)%         (0.49)%(d)       (1.69)%(d)
Ratio of expenses to average net assets*.........      1.91%         2.64%           1.77% (d)        2.39% (d)
Ratio of net investment income to average net
  assets*........................................     (1.25)%       (2.01)%         (0.50)%(d)       (1.78)%(d)
Portfolio turnover...............................       162% (e)       162% (e)          46% (e)          46% (e)
Average commission rate paid(h)..................   $0.0597       $0.0597              --               --


---------------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) As of September 30, 1995, the Small Company Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for period prior to September 30, 1995 represents the performance of the MIM Stock Appreciation Fund. The per share data for the period prior to September 30, 1995 have been restated to reflect the impact of the change of the net asset value of the Small Company Fund on September 30, 1995 from $17.34 to $10.00.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) Audited by other auditors.
(g) There were no waivers or reimbursements during the period.
(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                           YEARS ENDED SEPTEMBER 30,
       --------------------------------------------------------------------------------------------------
                               1993(F)     1992(F)     1991(F)    1990(F)    1989(F)    1988(F)    1987(A)(F)
       1995(F)     1994(F)     -------     -------     ------     ------     ------     ------     ------
       -------     -------
       $  8.25     $ 10.18     $  7.98     $  7.70     $ 4.64     $ 4.86     $ 4.55     $ 5.81     $ 5.77
         (0.07)      (0.12)      (0.17)      (0.08)     (0.11)     (0.01)      0.11       0.02       0.01
          2.14       (1.26)       2.57        1.41       3.17      (0.21)      0.31      (1.26)      0.04
       -------     -------     -------     -------     ------     ------     ------     ------     ------
          2.07       (1.38)       2.40        1.33       3.06      (0.22)      0.42      (1.24)      0.05
       -------     -------     -------     -------     ------     ------     ------     ------     ------
           -0-         -0-         -0-         -0-        -0-        -0-      (0.11)     (0.01)     (0.01)
         (0.32)      (0.55)      (0.20)      (1.05)       -0-        -0-        -0-        -0-        -0-
           -0-         -0-         -0-         -0-        -0-      (0.01)       -0-      (0.01)       -0-
       -------     -------     -------     -------     ------     ------     ------     ------     ------
         (0.32)      (0.55)      (0.20)      (1.05)       -0-      (0.01)     (0.11)     (0.02)     (0.01)
       -------     -------     -------     -------     ------     ------     ------     ------     ------
       $ 10.00     $  8.25     $ 10.18     $  7.98     $ 7.70     $ 4.64     $ 4.86     $ 4.55     $ 5.81
       =======     =======     =======     =======     ======     ======     ======     ======     ======
         25.12%     (13.91)%     30.61%      16.69%     66.04%     (4.44)%     9.41%    (21.29)%     0.92%(c)
       $44,500     $47,880     $59,330     $28,750     $9,600     $4,310     $1,420     $1,990     $3,020
          2.61%       2.44%       2.47%       2.70%      2.89%      2.76%      3.07%      2.82%      0.53%(d)
         (0.73)%     (1.35)%     (1.85)%     (1.00)%    (1.72)%    (0.62)%     2.25%      0.43%      0.18%(d)
            (g)         (g)         (g)         (g)        (g)        (g)        (g)        (g)        (g)
            (g)         (g)         (g)         (g)        (g)        (g)        (g)        (g)        (g)
           197%        254%        216%        288%       240%       185%        71%       207%         0%
            --          --          --          --         --         --         --         --         --

THE TRUST AND ITS FUNDS


  The Riverfront Funds is an open-end management investment company, commonly known as a mutual fund (the "Trust"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers seven series of shares of capital stock (individually a "Fund" and collectively the "Funds"). Each Fund of the Trust, other than the Ohio Tax-Free Fund, is diversified. The Ohio Tax-Free Fund is non-diversified. The Trust was originally incorporated as a Maryland corporation on March 27, 1990. On October 11, 1996, The Riverfront Funds, an Ohio business trust, was organized to acquire all of the assets and liabilities of The Riverfront Funds, Inc., a Maryland corporation (the "Conversion"). On August 1, 1997, upon receipt of shareholder approval, pursuant to the terms of the Conversion, each Fund became a separate series of the Ohio business trust.


  The investment objectives of each Fund are fundamental policies and as such may not be changed without a vote of the holders of a majority of the outstanding voting securities of that Fund (as defined below under "TRUST SHARES"). There can be no assurance that the investment objectives of any Fund will be achieved.

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Money Market Fund seeks current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The dollar-weighted average maturity of the Money Market Fund will not exceed 90 days.

PRINCIPAL INVESTMENTS

  The Money Market Fund invests at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and in repurchase agreements secured by such obligations. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include U.S. Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by the U.S. Government, such as those issued by the Government National Mortgage Association ("GNMA") and Federal Housing Administration ("FHA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities, such as those issued by the Federal Farm Credit System, the Federal Land Bank Association and the Federal National Mortgage Association ("FNMA"), are supported by each agency's right to borrow money from the U.S. Treasury under certain circumstances. Others, such as those issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the issuing agency and not by the U.S. Government.

  Under normal market conditions, the Money Market Fund may invest up to 35% of its total assets in Short-Term Securities as described below under "THE RIVERFRONT U.S. GOVERNMENT INCOME FUND -- OTHER ELIGIBLE INVESTMENTS," except that with respect to corporate obligations, such securities will have or be deemed to have remaining maturities of thirteen months or less and shall be rated in one of the two highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality by Provident.

  Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund's investments will be limited to U.S. dollar-denominated instruments with remaining maturities of 397 days or less.

  The Money Market Fund may purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase agreements and lend securities to broker-dealers and financial institutions. For expanded descriptions of these investment techniques, see the "RISK FACTORS AND INVESTMENT TECHNIQUES" below. The securities in which the Money Market Fund may invest may not earn as high a level of current income as longer term or lower quality securities, which generally have less liquidity, greater market risk and more price fluctuation.

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVES AND POLICIES

  The Income Fund seeks a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities or rated no lower than one of the three highest rating categories by an NRSRO (e.g., at least "A" from Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P"), including all sub-classifications indicated by a "plus" or "minus" sign or by a number) or, if unrated, are determined to be of comparable quality by Provident. For a description of these ratings by NRSROs, see the Appendix to the Statement of Additional Information. It is expected that under normal circumstances the dollar-weighted average duration of the Income Fund's securities will be between three and seven years and that the dollar-weighted average life of the Income Fund's securities will be in the range of four and ten years. While there is no limit on the maturity of any single security purchased by the Income Fund, it is expected that the maturity of any single security will not exceed 30 years.

  The Income Fund seeks to achieve a high level of current income, consistent with preservation of capital, by investing in a diversified portfolio of securities which Provident believes will, in the aggregate, perform well in all stages of the business and interest rate cycles. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for shorter term securities than for securities with longer maturities. Conversely, the yield available on shorter term securities has also historically been lower on average than those available from longer term securities.

PRINCIPAL INVESTMENTS

  Under ordinary circumstances, the Income Fund intends to invest at least 65% of its total assets in U.S. Government securities, U.S. Government agency mortgage-backed securities and U.S. Government agency derivatives described below under "COLLATERALIZED MORTGAGE OBLIGATIONS." U.S. Government securities consist of U.S. Treasury bills, notes and bonds and securities issued by U.S. Government agencies and instrumen-talities, such as GNMA, FHLMC, FNMA, Federal Home Loan Bank, Federal Farm Credit, Student Loan Marketing Association and the Tennessee Valley Authority.

OTHER ELIGIBLE INVESTMENTS

  The Income Fund may invest up to 35% of its total assets in non-government agency mortgage-backed securities, asset-backed securities, corporate debt securities, including adjustable rate securities, and foreign government bonds. Each such security will be rated in one of the three highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality by Provident.

  The Income Fund may also invest up to 35% of its total assets in the following securities: (1) bankers' acceptances which are guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $1.5 billion; (2) certificates of deposit of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and have total assets at the time of purchase in excess of $1.5 billion; (3) commercial paper (including master demand notes) rated in the highest rating category by an NRSRO or, if unrated, determined to be of comparable quality by Provident; (4) repurchase agreements; and (5) corporate obligations with remaining maturities of one year or less and rated in one of the three highest rating categories by an NRSRO or, if unrated, determined to be of comparable quality by Provident. (Items (1) through (5) are hereafter referred to as "Short-Term Securities.") For expanded descriptions of such Short-Term Securities, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Funds' Statement of Additional Information. When, in Provident's opinion, market conditions warrant, Provident may invest up to 100% of the Income Fund's assets for temporary defensive purposes in such Short-Term Securities.

  The Income Fund may also invest in securities issued by other investment companies which invest in securities in which the Income Fund is permitted to invest, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES."

  The Income Fund is authorized to engage in options transactions, including the writing of covered put and call options, the purchase of call and put options on individual securities and interest rate index futures contracts, engage in interest rate index futures contracts, enter into repurchase agreements, reverse repurchase agreements, dollar rolls and when-issued, delayed delivery and forward commitment transactions and lend securities to broker-dealers and financial institutions. The Income Fund presently does not intend to enter into options or futures transactions. For expanded descriptions of these investment techniques, see below under "RISK FACTORS AND INVESTMENT TECHNIQUES" section of this prospectus and the "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" section in the Funds' Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage-backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations and other products described below.

  There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

  The Income Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and for the servicing of the underlying mortgage loans.

  As with other interest-bearing securities, the prices of mortgage-backed securities and asset-backed securities (described below) are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages or other obligations underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-backed or asset-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or obligations, and, therefore, it is not possible to predict accurately the security's return to the Fund.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancement are described below.

COLLATERALIZED MORTGAGE OBLIGATIONS

  Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Income Fund may purchase portions or "tranches" of CMOs, which are designed to permit purchasers to choose varying lengths of maturity. The shorter maturity tranches are less volatile and carry less risk of non-payment on the underlying securities and therefore may provide a lower yield than the longer maturity tranches. The prices of CMOs are affected by changes in interest rates similar to the way mortgage-backed securities are affected as is described above.

ASSET-BACKED SECURITIES

  The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

  New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Income Fund may invest in any such instruments to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

TYPES OF CREDIT ENHANCEMENT

  Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payments of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Income Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

THE RIVERFRONT OHIO TAX-FREE BOND FUND

INVESTMENT OBJECTIVES AND POLICIES

  The Ohio Tax-Free Fund seeks as its investment objectives (1) income, which is exempt from federal income tax and Ohio state income taxes, and (2) preservation of capital.

PRINCIPAL INVESTMENTS

  Under normal market conditions, the Ohio Tax-Free Fund will invest at least 80% of its net assets in a portfolio of obligations consisting of bonds, notes, commercial paper, debentures, certificates of indebtedness and other indebtedness, issued by or on behalf of the State of Ohio, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax, is not a preference item for individuals for purposes of the federal alternative minimum tax and is exempt from Ohio state income taxes ("Ohio Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal income tax, is not a preference item for individuals for purposes of the federal alternative minimum tax and is exempt from Ohio state income taxes (together with Ohio Exempt Securities called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Ohio Tax-Free Fund's total assets will be invested in Ohio Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Ohio Tax-Free Fund will be invested in securities, the interest on which is exempt from federal income tax and is not a preference item for individuals for purposes of the federal alternative minimum tax.

  The two principal classifications of Exempt Securities which may be held by the Ohio Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Ohio Tax-Free Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Ohio Tax-Free Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  The Ohio Tax-Free Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs for bonds, notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Ohio Tax-Free Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by Provident. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.

  The Ohio Tax-Free Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of Provident, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

OTHER ELIGIBLE INVESTMENTS

  Under normal market conditions, at least 80% of the net assets of the Ohio Tax-Free Fund will be invested in Exempt Securities. However, under normal market conditions, up to 20% of the Ohio Tax-Free Fund's net assets may be invested in taxable obligations. In addition, during temporary defensive periods as determined by Provident, the Ohio Tax-Free Fund may hold up to 100% of its total assets in taxable obligations. Such taxable obligations consist of Short-Term Securities (as defined under "THE RIVERFRONT U.S. GOVERNMENT INCOME FUND" above). These obligations are described further in the Statement of Additional Information. The Ohio Tax-Free Fund may also invest up to 10% of the value of its total assets in money market mutual funds for purposes of short-term cash management, as described more fully below. During such defensive periods and to the extent that the Ohio Tax-Free Fund is so invested in taxable obligations, the Ohio Tax-Free Fund may not achieve its stated investment objectives. In addition, the Ohio Tax-Free Fund may use one or more of the investment techniques described below and is authorized to engage in options transactions, including the writing of covered put and call options and the purchase of put and call options. For further information about these investment techniques, see the "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" section in the Funds' Statement of Additional Information. Use of such techniques may cause the Ohio Tax-Free Fund to earn income which would be taxable to its shareholders.

  Interest income from certain types of securities may be exempt from federal and Ohio state income taxes but may be subject to federal alternative minimum tax. The Ohio Tax-Free Fund may invest up to 20% of its net assets in such types of securities but may not treat such securities as Exempt Securities for purposes of compliance with its requirement to have at least 80% of its net assets invested in Exempt Securities as described above. For additional information relating to the types of municipal securities the interest on which may be a preference item for individuals for purposes of the federal alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information" in the Funds' Statement of Additional Information.

  Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Ohio state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Ohio Tax-Free Fund nor Provident will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

  Exempt Securities purchased by the Ohio Tax-Free Fund may include rated and unrated variable and floating rate tax-exempt securities. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such securities are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Ohio Tax-Free Fund will be determined by Provident to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Ohio Tax-Free Fund's investment policies. In making such determinations, Provident will consider the creditworthiness of the issuers of such notes and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate security. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Ohio Tax-Free Fund will approximate their par value. Variable and floating rate securities for which no readily available market exists will be purchased in an amount which, together with other illiquid securities, exceeds 15% of the Ohio Tax-Free Fund's net assets only if such notes are subject to a demand feature that will permit the Ohio Tax-Free Fund to receive payment of the principal within seven days after demand by the Ohio Tax-Free Fund.

  An increase in interest rates will generally reduce the value of the investments in the Ohio Tax-Free Fund, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, Provident may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, Provident will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

  The Ohio Tax-Free Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. Illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

THE RIVERFRONT BALANCED FUND

INVESTMENT OBJECTIVES AND POLICIES

  The Balanced Fund seeks, as its primary investment objective, long-term growth of capital with some current income as a secondary objective. The Balanced Fund intends to invest based on combined considerations of risk, income and capital enhancement.

PRINCIPAL INVESTMENTS

  Under normal market conditions, the Balanced Fund will invest in common stocks, preferred stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, rights, convertible preferred stock, fixed rate preferred stock and convertible fixed-income securities). Under normal market conditions, the Balanced Fund expects that at least 25% of its total assets will be invested in fixed income senior securities. The proportion of the Balanced Fund's portfolio that is invested in equity securities versus fixed income securities may vary greatly depending upon Provident's judgment of market conditions.

  The common and preferred stocks and securities convertible into common stocks selected for the Balanced Fund will be those that Provident believes will contribute to the Balanced Fund's objective of providing long-term growth of capital. The Balanced Fund will invest in common and preferred stocks and securities convertible into common stocks of domestic issuers and foreign issuers (subject to the limitations described below), with market capitalizations of not less than $50 million and which are traded either in established over-the-counter markets or on national exchanges.

  The Balanced Fund's fixed income securities consist of high grade corporate debt securities rated at the time of purchase in one of the four highest rating categories assigned by an appropriate NRSRO, or if unrated, are deemed by Provident to be of comparable quality to those so rated, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such U.S. Government securities consist of U.S. Treasury bills, notes and bonds and securities issued by U.S. Government agencies and instrumentalities, such as GNMA, FHLMC, FNMA, Federal Home Loan Bank, Federal Farm Credit, Student Loan Marketing Association and the Tennessee Valley Authority. For a discussion of debt securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.

OTHER ELIGIBLE INVESTMENTS

  The Balanced Fund may also invest up to 25% of its total assets in Short-Term Securities for cash management purposes. However, when in Provident's opinion, market conditions warrant, Provident may invest up to 100% of the Balanced Fund's assets for temporary defensive purposes in such Short-Term Securities. For more information regarding such securities, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Funds' Statement of Additional Information.

  Subject to the limitations described below, the Balanced Fund may invest in securities issued by other investment companies which Provident believes will contribute to the Balanced Fund's investment objectives and in money market mutual funds for cash management purposes.

  The Balanced Fund may also invest up to 20% of its total assets in foreign securities directly and through the purchase of sponsored and unsponsored ADRs.

THE RIVERFRONT INCOME EQUITY FUND

INVESTMENT OBJECTIVES AND POLICIES

  The Income Equity Fund seeks a high level of investment income, with capital appreciation as a secondary objective through investment primarily in income-producing equity securities of U.S. issuers.

PRINCIPAL INVESTMENTS

  The Income Equity Fund has a fundamental policy of investing at least 65% of its total assets in common stocks and securities convertible into common stock, such as bonds and preferred stocks, rated in one of the four highest rating categories by an NRSRO (or, if not rated, deemed by the Fund's adviser to be of comparable quality to securities so rated) as to which there is an expectation of dividend or other income generation. The Income Equity Fund also may acquire rights and warrants to purchase such securities. The Income Equity Fund generally will invest in equity securities of U.S. issuers with a demonstrated record of dividend payments and high total returns which are listed on the New York Stock Exchange or the American Stock Exchange or traded in the over-the-counter market. The Income Equity Fund may invest in income-producing equity securities of varying quality. For a discussion of securities rated within the fourth highest rating group assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.

OTHER ELIGIBLE INVESTMENTS

  The Income Equity Fund may invest in non-investment grade convertible debt securities rated no lower than B by an appropriate NRSRO or in unrated securities which are deemed by DRZ or Provident, as the case may be, to be of comparable quality. The Income

Equity Fund currently expects that less than 5% of its total assets will be invested in non-investment grade securities. Non-investment grade securities are commonly referred to as high yield or high risk securities. High yield, high risk securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and volatility than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities.

  Convertible debt securities which are rated B by Moody's generally lack characteristics of a desirable investment, since the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  The Income Equity Fund may also invest in foreign securities directly and through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Institutions issuing ADRs may not be sponsored by the issuer. Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs since a non-sponsored institution is not required to provide the same shareholder information that a sponsored institution is required to provide under its contractual arrangements with the issuer.

  The Income Equity Fund may also invest under ordinary circumstances up to 35% of its total assets in the Short-Term Securities described above under "THE RIVERFRONT U.S. GOVERNMENT INCOME FUND -- OTHER ELIGIBLE INVESTMENTS," and when, in DRZ's or Provident's opinion, as the case may be, market conditions warrant, up to 100% of the Income Equity Fund's assets may be invested in such Short-Term Securities.

  The Income Equity Fund may also invest in variable rate obligations, fixed-income securities that are issued by or backed by the full faith and credit of the U.S. Government and repurchase agreements with respect to such securities. Such fixed-income securities may include U.S. Treasury bills, notes and bonds and securities of agencies and instrumentalities of the U.S. Government which may not be direct obligations of the U.S. Treasury. The maximum initial or remaining maturities of the fixed-income securities at the time of purchase will generally be less than ten years.

  The Income Equity Fund may also invest in securities issued by other investment companies which invest in securities in which the Income Equity Fund is permitted to invest, as described more fully below.

  The Income Equity Fund is authorized to engage in options transactions, including the writing of covered put and call options, the purchase of call and put options on individual stocks, equity indices and equity index futures contracts, engage in equity index futures contracts, enter into reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions and lend securities to broker-dealers and financial institutions. The Income Equity Fund presently does not intend to enter into options or futures transactions. For expanded descriptions of these investment techniques, see below under "RISK FACTORS AND INVESTMENT TECHNIQUES" section of this prospectus and the "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" section in the Funds' Statement of
Additional          Information.

THE RIVERFRONT LARGE COMPANY SELECT FUND

INVESTMENT OBJECTIVES AND POLICIES

  The Large Company Fund seeks long-term growth of capital with some current income as a secondary objective.

PRINCIPAL INVESTMENTS

  The Large Company Fund, under normal market conditions, will have substantially all, but in no event less than 65%, of its total assets invested in common stocks and securities convertible into common stocks, such as bonds and preferred stocks, of companies with market capitalizations of at least $4 billion. The Large Company Fund also may acquire rights and warrants to purchase such securities. The Large Company Fund generally will invest in equity securities of such issuers based upon certain fundamental criteria examined by Provident, including price to earnings, price to book, price to cash flow, return on equity and other ratios. Earnings and dividend growth are also important factors analyzed by Provident. Generally such securities will be traded on the New York Stock Exchange or the American Stock Exchange or traded in the over-the-counter market. Such bonds or preferred stocks in which the Large Company Fund may invest may be of varying quality. For a discussion of securities rated within the fourth highest rating category assigned by the NRSROS, see "RISK FACTORS AND INVESTMENT TECHNIQUES" below.

OTHER ELIGIBLE INVESTMENTS

  The Large Company Fund may invest in non-investment grade convertible debt securities rated no lower than B by an appropriate NRSRO or in unrated securities which are deemed by Provident to be of comparable quality. The Large Company Fund currently expects that less than 5% of its total assets will be invested in non-investment grade securities. Further information regarding non-investment grade securities and the risks associated with such securities is set forth above under "THE RIVERFRONT INCOME EQUITY FUND -- OTHER ELIGIBLE INVESTMENTS." The Large Company Fund may also invest in foreign securities directly and through the purchase of sponsored and unsponsored ADRs and in securities of equity real estate investment trusts ("REITs"). The Large Company Fund does not expect to invest more than 15% of its total assets in foreign securities, either directly or through ADRs.

  The Large Company Fund may also invest under normal market conditions up to 35% of its total assets in the Short-Term Securities described above under "THE RIVERFRONT U.S. GOVERNMENT INCOME FUND -- OTHER ELIGIBLE INVESTMENTS" for cash management purposes and up to 100% of the Large Company Fund's assets may be invested in such Short-Term Securities for defensive purposes, when, in Provident's opinion, market conditions warrant.

  The Large Company Fund may also invest in securities issued by other investment companies, as described more fully below, and is authorized to engage in options and futures transactions, including the writing of covered put and call options, the purchase of call and put options on individual stocks, equity indices and equity index futures con-tracts, engage in equity index futures contracts, enter into reverse repurchase agreements and when-issued, delayed delivery and forward commitment transactions and lend securities to broker-dealers and financial institutions. The Large Company Fund presently does not intend to enter into options or futures transactions. For expanded descriptions of these investment techniques, see below under "RISK FACTORS AND INVESTMENT TECHNIQUES" section of this prospectus and the "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" section in the Funds' Statement of Additional Information.

THE RIVERFRONT SMALL COMPANY SELECT FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Small Company Fund seeks capital growth.

PRINCIPAL INVESTMENTS

  The Small Company Fund, under normal market conditions, will have substantially all, but in no event less than 65%, of its total assets invested in common stocks regardless of the movement of stock prices generally. It is expected that such common stocks will normally be traded on exchanges or established over-the-counter markets.

  The Small Company Fund seeks its investment objective by investing in common stocks which, in the opinion of Provident, upon review of certain fundamental and technical standards of selection, have appreciation potential. Fundamental investment criteria include, but are not limited to, earnings figures, price to earnings ratios, debt to equity ratios, and the general growth prospects of the issuer. Technical selection considerations may include, but are not limited to, relative stock price strength and magnitude of trading volume. In addition, the Small Company Fund generally acquires common stocks of issuers with market capitalizations between $100 million and $2 billion. The Small Company Fund will also invest in securities of REITs. However, Provident is not obligated to conform to any particular fundamental or technical standard of selection, to the ranking of such standards or to any particular level of market capitalization. Standards of selection and their ranking and the level of market capitalization will vary according to Provident's judgment.

OTHER ELIGIBLE INVESTMENTS

  While the Small Company Fund intends to invest as fully as possible in common stocks as described above, for cash management purposes the Small Company Fund may also invest, under normal market conditions, up to 35% of its total assets in Short-Term Securities and in short-term U.S. Government securities. For expanded descriptions of such Short-Term Securities, see "THE RIVERFRONT U.S. GOVERNMENT INCOME FUND -- OTHER ELIGIBLE INVESTMENTS" above. When, in Provident's opinion, market conditions warrant, Provident may invest up to 100% of the Small Company Fund's total assets for temporary defensive purposes in such Short-Term Securities and in short-term U.S. Government securities. During any such defensive period, the Small Company will not be able to pursue its investment objective.

  The Small Company Fund is authorized to enter into repurchase agreements, to invest no more than 5% of its net assets in warrants, to acquire securities of other investment companies to achieve its investment objective and for cash management purposes, to purchase and sell put and call options on securities and security indices and to acquire foreign securities through ADRs. For expanded descriptions of these investment techniques, see below under "RISK FACTORS AND INVESTMENT TECHNIQUES."

RISK FACTORS AND INVESTMENT TECHNIQUES

  The risk inherent in investing in the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund and the Small Company Fund is that risk common to any security, that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying securities of such Fund, and there can be no assurance that any Fund will achieve its investment objective or objectives.

  Like any investment program, an investment in any of the Funds entails certain risks. Equity securities such as those in which the Balanced, Income Equity, Large Company and Small Company Funds may invest are more volatile and carry more risk than some other forms of investment including investments in high grade fixed income securities. Therefore, such Funds are each subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

  Since the Income Fund, the Ohio Tax-Free Fund and the Balanced Fund each invest in bonds, investors in those Funds are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. There have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile) into longer term securities (which tend to be more volatile).

  Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase; except that with respect to the Money Market Fund, Provident will attempt to maintain its net asset value at $1.00.

  Each Fund may invest in one or more of the following securities: certain variable or floating rate securities, mortgage-backed securities and CMOs. Such instruments may be considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset.

  In addition, the Funds may engage in any one or more of the following investment techniques, as set forth below.

  Non-Diversification. Because the Ohio Tax-Free Fund invests primarily in securities issued or guaranteed by the State of Ohio and its agencies, the Ohio Tax-Free Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State and to the financial condition of the State of Ohio and its agencies. Economic difficulties in any of these areas could have an adverse impact on the finances of the State of Ohio or its municipalities, which could adversely affect the market value of the securities in which the Ohio Tax-Free Fund invests.

  Historically, the State of Ohio has been heavily reliant upon durable goods manufacturing, with the key industries in this sector including transportation equipment, indus-trial machinery, fabricated metal products, primary metals, and stone, clay and glass products. However, the goods-producing sector of Ohio's economy has been declining over the last several decades, and, although manufacturing (including auto-related manufacturing) remains an important part of Ohio's economy, the greatest growth in employment in Ohio in recent years has been in the non-manufacturing area. During the period from 1970 to 1995, the rate of non-agricultural payroll employment in manufacturing in Ohio dropped from 36.1% to 21.0%. However, the rate of payroll employment in manufacturing in Ohio still exceeds the national rate, which was 15.8% in 1995. The non-manufacturing sector of Ohio's economy, which includes transportation, retail trade, finance, and government, employs 79.0% of all non-agricultural payroll workers in Ohio. Agriculture and related sectors are also an important part of Ohio's economy, representing 15.9% of total employment in Ohio.

In the past three years, Ohio's unemployment rate has generally been lower than the national average. The December 1996 unemployment rate for Ohio was 4.8% compared to a rate of 5.0% for the nation as a whole. The December 1996 unemployment rates in Ohio ranged from a low of 2.6% in Franklin County, where the City of Columbus is located, to a high of 15.8% in Morgan County, which is in southeastern Ohio. In 1995 and 1994, Ohio's unemployment rates were 4.8% and 5.5%, respectively, compared to rates of 5.6% and 6.1%, respectively, for the nation as a whole. Ohio is the 7th most populous state in the nation, with an estimated statewide population of 11,172,782 as of July 1, 1996. The population in Ohio has grown 3% since the 1990 census. During 1994 Ohio ranked 35th in the nation in terms of state taxes per capita and 21st in the nation in terms of government expenditures per capita. Since then, however, many states, including Ohio, have enacted tax revisions.

  The five largest cities in Ohio by population are Columbus, Cleveland, Cincinnati, Toledo, and Akron, in order from largest to smallest. Moody's has rated the general obligation bonds of all five cities, and they are (in the order reflected above) Aaa, A, Aa2, Aa1, and A, respectively. S&P has rated the general obligation bonds of those cities, and they are as of the date hereof (in the order reflected above) AAA, A, AA+, A and AA-, respectively. Both S&P and Moody's have rated the long-term general obligation bonds of the State of Ohio as a whole as follows: Aa1 rating from Moody's and a AA+ rating from S&P. There can be no assurance, however, that these ratings will continue.

  The Ohio Supreme Court held in March 1997 that Ohio's system of funding elementary and secondary public schools violates Section 2, Article VI of the Ohio Constitution. The Ohio Supreme Court stated in its decision that the Ohio General Assembly must create a new school financing system but left the specifics of such a system to the Ohio General Assembly. It is not possible at this point to predict what effect, if any, this decision will have on Ohio's credit ratings or on its ability to pay debt service on its obligations.

  Litigation pending in federal district court and in the Ohio Court of Claims contests certain Medicaid financial eligibility rules promulgated by the Ohio Department of Human Services effective January 1, 1996. If plaintiffs prevail in this case, additional Medicaid expenditures, which plaintiffs have estimated to be as much as $600,000,000, may have to be made. Under current law, it is estimated that Ohio's share of these additional expenditures would be approximately $240,000,000.

  There are also risks of reduced diversification because the Ohio Tax-Free Fund invests a substantial portion of its assets in obligations of issuers within a single state. As a result, the Ohio Tax-Free Fund is more likely to invest its assets in the obligations of fewer issuers because of the relatively smaller number of issuers of Exempt Securities in the State of Ohio.

  The Ohio Tax-Free Fund's classification as a "non-diversified" investment company means that the proportion of the Ohio Tax-Free Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Ohio Tax-Free Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires such Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, such Fund is not so restricted. In no event, however, as of the end of any such quarter, may such Fund invest more than 25% of its total assets in the obligations of any one issuer. Compliance with this requirement is measured at the close of each quarter of the Ohio Tax-Free Fund's taxable year. Since a relatively high percentage of the Ohio Tax-Free Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, such Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

  Medium Grade Debt Securities. As described above, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, and the Large Company Fund may each invest in debt securities rated within the fourth highest rating group assigned by one or more appropriate NRSROs, in addition to debt securities rated in the three higher groups, and in comparable unrated securities. Debt securities which are within such fourth highest rating group are considered by Moody's to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

  Should subsequent events cause the rating of a debt security purchased by any such Fund to fall below the fourth highest rating category, Provident or DRZ, as the case may be, will consider such an event in determining whether such Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where such Fund would suffer a loss on the sale of such security.

  Repurchase Agreements. Securities held by any of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which Provident or DRZ, as the case may be, deems creditworthy under guidelines approved by the Trust's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which a Fund may invest directly. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Repurchase Agreements" in the Funds' Statement of Additional Information.

  Reverse Repurchase Agreements. Each of the Funds, other than the Money Market Fund and the Small Company Fund, may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities, consistent with the Fund's investment restrictions, having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements" in the Funds' Statement of Additional Information.

  Except as otherwise disclosed to the shareholders of the Funds, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Provident, the Distributor, or their affiliates, and will not give preference to Provident's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Securities. The Balanced Fund, the Income Equity Fund, the Large Company Fund and the Small Company Fund may each invest in foreign securities, either directly or through ADRs. Investment in foreign securities, including ADRs, is subject to special risks, such as future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. Where purchases of foreign securities are made in foreign currencies, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

  REITS. The Large Company Fund and the Small Company Fund may invest in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject a Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations.

  Lending Portfolio Securities. In order to generate additional income, each Fund, other than the Small Company Fund, may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive at least 100% collateral in the form of cash or eligible securities. This collateral will be valued daily by Provident or DRZ, as the case may be. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that Provident or DRZ, as the case may be, has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  When-Issued  or  Delayed-Delivery
Purchases. Each of the Funds, other than the Small Company Fund, may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside in a separate account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

  Securities of Other Investment Companies. Each of the Funds other than the Money Market Fund, may acquire securities of other investment companies for the purposes described above. A Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, limiting its investment to (1) no more than 5% of its total assets in the securities of any one investment company, (2) no more than 3% of the securities of any investment company, and (3) no more than 10% of its total assets in such securities. Investment compa-nies in which a Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such investment companies will charge management and other fees which will be borne by the Fund. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. The income on securities of other investment companies may be taxable at the state or local level.

  Mortgage- or Asset-Backed Securities.
Mortgage-backed and asset-backed securities have certain characteristics which are different from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Income Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Income Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Provident will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by the Income Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the three highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

  Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For exam-ple, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

  Put and Call Options. Subject to its investment policies and for purposes of hedging against market risks related to its portfolio securities, the Small Company Fund may purchase exchange-traded put and call options on securities. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. The Small Company Fund will purchase put and call options only on securities in which such Fund may otherwise invest. The Small Company Fund may also engage in selling (writing) exchange-traded call options from time to time as Provident deems appropriate for purposes of gaining additional income in the form of premiums paid by the purchaser of the option and/or for hedging purposes. The Small Company Fund will write only covered call options (options on securities owned by that Fund). In order to close out a call option it has written, the Small Company Fund will enter into a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously had written. When a portfolio security to a call option is sold, such Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Small Company Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

  The Small Company Fund, as part of its option transactions, also may purchase exchange-traded index put and call options and write exchange-traded index options. Through the writing or purchase of index options the Small Company Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  Price movements in securities which the Small Company Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Small Company Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Small Company Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise. Under normal market conditions, it is not expected that the underlying value of portfolio securities and/or cash subject to such options written by the Small Company Fund (including any assets segregated in connection therewith), when added to the greater of the market value or the cost of any options purchased by that Fund, will exceed 25% of the net assets of that Fund at any one time.

ADDITIONAL INFORMATION

  The rating requirements stated for the securities of each Fund refer to the required rating at the time of purchase of a security. Provident or DRZ, as the case may be, retains the discretion to determine disposition of a security if its rating is subsequently reduced. For further information about the types of investments and investment techniques available to each Fund, including the risks associated with such investments and investment techniques, see the Funds' Statement of Additional Information.

PORTFOLIO TURNOVER

  For regulatory purposes, the portfolio turnover rate for the Money Market Fund is expected to be zero. For information about the portfolio turnover rates for the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund and the Small Company Fund for the year ended December 31, 1996, see "FINANCIAL HIGHLIGHTS" above. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. A high portfolio turnover will generally result in higher brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gain/losses to its shareholders.

INVESTMENT RESTRICTIONS

  The Funds have adopted the following restrictions and policies relating to the investment of their respective assets. These restrictions and policies are fundamental and may not be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. Unless otherwise stated, all references to a Fund's assets are in terms of current market value.

The Money Market Fund may not:

  1. Purchase any security (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer;

  2. Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

  3. Borrow money, except that the Money Market Fund may borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Money Market Fund's net assets; provided that while borrowings from banks exceed 5% of the Money Market Fund's net assets, any such borrowings will be repaid before additional investments are made;

  4. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

  5. Issue senior securities; the purchase or sale of securities on a "when issued" basis is not deemed to be the issuance of a senior security;

  6. Make loans, except that the Money Market Fund may purchase or hold debt
securities  consistent  with  its  investment          objective, lend portfolio
securities valued at not more than 15% of its total assets to brokers, dealers and financial institutions and enter into repurchase agreements;

  7. Purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

  8. Invest more than 15% of its total assets in repurchase agreements maturing in more than seven days.

  With respect to Investment Restriction (8), the Money Market Fund will limit its investments in repurchase agreements maturing in more than seven days to no more than 10% of its total assets.

  Each of the Income Fund and the Income Equity Fund may not:

  1. Invest in securities of any one issuer (other than the U.S. government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the holdings of such Fund in the securities of such issuer exceeds 5% of the Fund's total assets;

  2. Invest in the securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities) if, immediately after and as a result of such investment, the current market value of the aggregate holdings of the Fund in the securities of companies in such industry exceeds 25% of the Fund's total assets. However, an industry concentration in excess of such percentage limitation is permitted if it occurs incidentally as a result of changes in the market value of portfolio securities;

  3. Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuer's outstanding voting securities;

  4. Borrow money, which includes entering into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

  5. Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis is not deemed to be a pledge of assets;

  6. Invest more than 15% of the value of the Fund's net assets in restricted or illiquid securities or instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by the Fund or repurchase agreements that mature in more than 7 days; and

  7. Lend more than 30% in value of the Fund's securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

  With respect to investment restrictions 1 and 3, the percentage limits stated therein apply to 75% of each Fund's total assets.

  The Ohio Tax-Free Fund may not:

  1. Purchase any securities which would cause more than 25% of the value of the Ohio Tax-Free Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  2. Borrow money or issue senior securities, except that the Ohio Tax-Free Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. The Ohio Tax-Free Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

  3. Make loans, except that the Ohio Tax-Free Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

  The following additional investment restriction with respect to the Ohio Tax-Free Fund may be changed without the vote of a majority of the outstanding shares of such Fund. The Ohio Tax-Free Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the value of such Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the value of such Fund's total assets may be invested without regard to such 5% limitation), or (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

  The Large Company Fund and the Small Company Fund may each not:

  1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of such Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the Fund's total assets.

  2. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

  4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions, and enter into repurchase agreements.

  The Balanced Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Balanced Fund's total assets would be invested in such issuer, or the Balanced Fund would hold more than 10% of any class of securities of the issuer, except that up to 25% of the value of the Balanced Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  2. Purchase any securities which would cause more than 25% of the value of the Balanced Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For examples, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that the Balanced Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing, and except as permitted pursuant to appropriate exemptions from the 1940 Act.

  4. Make loans, except that the Balanced Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions, and enter into repurchase agreements.

  The following additional investment restriction of the Balanced Fund, the Large Company Fund and the Small Company Fund is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. Such Funds may not:

  1. Purchase or otherwise acquire any securities, if as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Funds' Statement of Additional Information.

PRICING SHARES

  The net asset value of each Fund is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (generally 4:00 p.m. Eastern Time for the purpose of pricing Fund shares) (the "Valuation Time") except on days when changes in the value of a Fund's securities do not affect the current net asset value of its shares or on days during which no shares are tendered for redemption and no orders to purchase shares are received. The Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share for a particular class of each Fund is determined by valuing each Fund's assets allocable to such class, subtracting its liabilities allocable to such class and any liabilities charged directly to that class and dividing the result by the number of its shares of that class outstanding.

  The Trustees have determined that the best method currently available for valuing the Money Market Fund's investments is amortized cost, which means that the investments are valued at their acquisition costs (as adjusted for amortization of premium or discount) rather than at current market values. Calculations are made to compare the value of the Money Market Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Money Market Fund's net asset value per share calculated by reference to market values and the Money Market Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

  Since the net income of the Money Market Fund is declared as a dividend each time net income is determined, the net asset value per share remains at $1.00 per share immediately after each dividend declaration. If for any reason there is a net loss, the loss will be first offset pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Money Market Fund will reduce the number of its outstanding shares by having each shareholder contribute to capital his pro rata portion of the total number of shares required to be cancelled in order to maintain a net asset value of $1.00. EACH SHAREHOLDER WILL BE DEEMED TO HAVE AGREED TO SUCH A CONTRIBUTION IN THESE CIRCUMSTANCES BY HIS INVESTMENT IN THE MONEY MARKET FUND.


  With respect to each of the other Funds, portfolio securities, the principal market for which is a securities exchange or the over-the-counter National Market System ("NMS"), are valued at the closing sale price on that exchange or NMS or, in the absence of any sales, at the mean of the bid and asked price on such exchange or NMS. Other securities and instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Board of Trustees. Securities, including mortgage-backed and asset-backed securities, may be valued on the basis of independent pricing services approved by the Board of Trustees, which use information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value.


HOW TO BUY SHARES

  Shares of the Funds are offered on each day on which the Exchange is open for business.

THE MONEY MARKET FUND

  There is no sales charge when an investor purchases shares of the Money Market Fund. Purchase payments are fully invested. Broker-dealers (other than the Distributor) through whom shares are purchased may charge fees for their services. Orders for the purchase of the Money Market Fund's shares become effective after good funds become available to the Money Market Fund. If a purchase order in proper form is received prior to 12:00 Noon (Eastern time) and payment in Federal funds is received by the close of the Federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 Noon (Eastern time) and payment in Federal funds is received by the close of the Federal funds wire on the day the purchase order is received, the order will be effected that day as of the close of business of the Trust, but dividends will not begin to accrue until the following business day. The Money Market Fund's shares are sold at the offering price which is the net asset value per share next computed after the Trust receives the purchase order. The net asset value for the Money Market Fund is expected to be $1.00 per share. Shares are held in "Open Accounts," i.e., they are credited to the shareholder's account on the Money Market Fund's books. No certificates are issued.

THE OTHER FUNDS

  Orders for the purchase of the shares of any of the other Funds will be confirmed at the offering price, which is the net asset value per share next computed after the Trust receives the purchase order in proper form, plus any applicable sales charge. Therefore, orders for shares of a Fund received by the Trust prior to the close of the Exchange will receive the offering price computed at the close of trading on the Exchange on the same day. Orders received after that day's close of trading on the Exchange will receive the next business day's offering price. A confirmation will be sent by the Transfer Agent for every new purchase. No certificates are issued.

GENERAL

  There is a $1,000 minimum initial purchase requirement for both Investor A and Investor B shares of each of the Funds and a $100 minimum subsequent purchase requirement (except for reinvestment of dividends and distributions). The initial and subsequent minimum investment amounts have been waived for employees of Provident and the Distributor. The minimum initial purchase requirement is lowered to $500 for IRAs. Shareholders receiving banking or other services from Provident or its affiliates will be charged the usual and customary fees for such services even if such services include the purchase of a Fund's shares. However, a shareholder who maintains an investment balance of $10,000 or more in a Fund and has either a Provident Advantage or Provident Silver Advantage checking account will be eligible to have his/her monthly service charge waived on his/her respective Advantage account (one per customer). If a balance of $30,000 or more is maintained in a Fund by a shareholder, the monthly service charge on a Premier Advantage checking account will be waived.

  Shares may be purchased through the Distributor. The Distributor is located at 3435 Stelzer Road, Columbus, Ohio 43219. Shares also may be purchased through other broker-dealers, including broker-dealers affiliated with the Trust, Provident and the Distributor. In the case of an order for the purchase of shares placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined, plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next business day.

  Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Provident or its correspondent or affiliated banks (collectively, the "Banks").

  Shares of a Fund sold to the Banks acting in a fiduciary, advisory, custodial (other than for IRAs), agency, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to shares of the Funds so sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. A Bank will exercise voting authority for those shares for which it is granted authority by the Customer.

  In addition, an account for the purchase of shares of a Fund may be opened by mailing to the Trust, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45250-0967, a completed account application and a check made payable to the appropriate Fund for $1,000 or more. An account may also be opened by contacting The Provident Bank, Mutual Fund Services, at 1-800-424-2295, to obtain the number of an account to which wire or electronic funds transfer ("EFT") can be made and by sending in a completed account application. Subsequent investments in a Fund in the minimum amount of $100 may be made by check, by wiring Federal funds or by an EFT.

  If payment is made by Federal funds wire with respect to any Fund, other than the Money Market Fund, funds must be received by 3:00 p.m., Eastern time, on the next business day following the order. Purchases of any of the Funds may be made by wiring the Fund's custodian in accordance with the following procedures:

  1. Telephone Provident at 1-800-424-2295 and specify the Fund in which the investment is to be made, provide the name, address, telephone number and tax identification number of the investor, the amount being wired and by which bank. Provident will then provide the investor with a Fund account number.

  2. The bank wiring the funds to be invested must designate the Fund account number which Provident has assigned to the investor and wire the Federal Funds to:

The Provident Bank/Cincinnati
ABA: 042000424
Mutual Fund Services
Account 0895-261
for further credit to:
 ________ Fund
of The Riverfront Funds
Account Number  ____________
Account Name  ____________
  The Trust and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part, including purchases made with foreign or third party drafts or checks, or to limit or suspend without prior notice the offering of any Fund's shares.

IN KIND PURCHASES

  Payment for shares of a Fund may, in the discretion of Provident, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact Provident. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

SALES CHARGES

INVESTOR A SHARES

  There is a sales charge imposed at the time of purchase of each Fund's Investor A shares (other than the Money Market Fund) which is a percentage of the offering price. The sales charge is paid to the Distributor which in turn may reallow all or a portion of the sales charge to other broker-dealers. The applicable sales charges are as follows:

                             SALES CHARGE SCHEDULE

                                              CONCESSION
                                    AS A %    TO DEALERS
                        AS A % OF   OF NET    AS A % OF
                        OFFERING    AMOUNT     OFFERING
  AMOUNT OF PURCHASE      PRICE    INVESTED*    PRICE
----------------------- ---------  ---------  ----------
Under $100,000.........    4.50%      4.71%      4.00%
$100,000--$249,999.....    3.50%      3.63%      3.00%
$250,000--$499,999.....    2.50%      2.56%      2.00%
$500,000--$999,999.....    1.50%      1.52%      1.00%
$1,000,000 and over....     0.0%       0.0%       0.0%

------------
* Rounded to the nearest one-hundredth percent.

  The Sales Charge Schedule is applicable to (1) purchases of Investor A shares of the Income, Ohio Tax-Free, Balanced, Income Equity, Large Company, and Small Company Funds and any other Fund sold with a sales charge (a "Load Portfolio") made at one time, (2) concurrent purchases of Investor A shares (see "Concurrent Purchases"), or

(3) purchases of Investor A shares made pursuant to Rights of Accumulation or Letters of Intent by any purchaser ("Purchaser"), which includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying Purchaser.

INVESTOR B SHARES

  Investor B shares may only be purchased in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B shares, but investors may be subject to a contingent deferred sales charge ranging from 4% to 1% when Investor B shares are redeemed within the first six years after purchase. See "CONTINGENT DEFERRED SALES CHARGE -- Investor B Shares" below. The Money Market Fund does not offer Investor B shares.

GENERAL

  Upon written notice to dealers with whom it has dealer agreements, the Distributor may reallow up to the full applicable sales charge. Dealers to whom more than 90% of the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

  Provident Securities & Investment Company, an affiliate of Provident ("PSI"), will pay additional consideration to dealers not to exceed 4.0% of the offering price per share on all sales of Investor B shares as an expense of PSI for which PSI will be reimbursed by the Distributor under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any additional consideration or incentive program may be terminated at any time by the Distributor.

REDUCED SALES CHARGES --
INVESTOR A SHARES

  The sales charges set forth in the Sales Charge Schedule set forth above may be reduced as follows:

CONCURRENT PURCHASES

  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of a Fund's Investor A shares sold with a sales load and Investor A shares of any other Load Portfolio.

RIGHTS OF ACCUMULATION

  In calculating the sales charge applicable to current purchases of a Fund's Investor A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Investor A shares of a Load Portfolio and which are still held by the Purchaser. As an example, if a Purchaser held Investor A shares of the Income Fund valued at $100,000 in aggregate and purchased an additional $5,000 of Investor A shares of the Income Fund, the sales charge for the $5,000 purchase would be 3.50% as indicated in the Sales Charge Schedule applicable to a $105,000 purchase. The Distributor must be notified at the time of purchase that a Purchaser is entitled to a reduced sales charge which will be granted subject to confirmation of the Purchaser's holdings. Rights of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT

  A Purchaser may qualify for a reduced sales charge on a purchase of Investor A shares of a Load Portfolio alone or in combination with purchases of Investor A shares of any of the other Load Portfolios by completing the Letter of Intent section of the application. By doing so, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction in the dollar amount specified on the application, as described herein, after receipt of the Letter of Intent by the Distributor. The Letter of Intent does not obligate the Purchaser to purchase, nor the Company to sell, the amount indicated.

  The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Load Portfolios during the preceding ninety day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  Out of the initial purchase (or subsequent purchases, if necessary), 5% of the dollar amount specified on the application will be held in escrow by Provident in the form of Investor A shares registered in the Purchaser's name. The escrowed Investor A shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge is paid. All income and capital gains distributions on escrowed In-vestor A shares will be paid to the Purchaser.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen month period), the Purchaser will be notified and the escrowed Investor A shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Distributor any difference between the sales charge on the amount specified and on the amount actually purchased. If the Purchaser does not, within 20 days after receipt of a written request by the Distributor or the shareholder's dealer, pay such difference in sales charge, Provident, as transfer agent (the "Transfer Agent"), will redeem an appropriate number of the escrowed Investor A shares in order to realize such difference. Investor A shares remaining after any such redemption will be released by the Transfer Agent. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints the Transfer Agent its attorney to surrender for redemption any or all escrowed shares with full power of substitution. The Purchaser or his dealer must inform the Distributor or the Transfer Agent that a Letter of Intent is in effect each time a purchase is made.

WAIVER OF SALES CHARGES

  Investor A shares may also be sold, to the extent permitted by applicable law, at net asset value without the imposition of an initial sales charge to: (1) personal trust, employee benefit, agency and custodial (other than IRA) clients of Provident; (2) employees of Provident, the Distributor, and their spouses;
(3) broker/dealers purchasing shares for their own accounts; (4) all affiliates of Provident; (5) corporations; (6) employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Investor A shares of the Trust; (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc., or any of its affiliates, including the Distributor; (8) persons investing directly through the Distributor pursuant to a Systematic Investment Plan; and (9) persons investing directly through a discount brokerage firm which has entered into a dealer agreement with the Distributor.

  In addition, a shareholder who has redeemed all or any portion of his or her investment in Investor A shares of a Load Portfolio may purchase without a sales charge Investor A shares of any other Load Portfolio in an amount up to a maximum dollar amount of such shares redeemed within 30 days after such redemption. In order to so purchase Investor A shares without a sales charge, the shareholder, or his or her dealer, must notify the Trust at the time an order is placed that such a purchase qualifies for this exemption from sales charges and must provide any other information necessary for confirmation of qualification.

CONTINGENT DEFERRED SALES CHARGE -- INVESTOR B SHARES

  Investor B shares which are redeemed within the first six years of purchase will be subject to a contingent deferred sales charge equal to the applicable percentage set forth below of an amount equal to the lesser of the net asset value at the time of purchase of the Investor B shares being redeemed or the net asset value of such shares at the time of redemption. Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B shares purchased through reinvestment of dividends or capital gains distributions. The Money Market Fund does not offer Investor B shares.

      YEAR OF REDEMPTION          CONTINGENT DEFERRED
        AFTER PURCHASE                SALES CHARGE
-------------------------------   --------------------
First..........................             4%
Second.........................             4%
Third..........................             4%
Fourth.........................             3%
Fifth..........................             2%
Sixth..........................             1%
Seventh and following..........             0%

  Solely for purposes of determining whether a year has elapsed from the time of purchase of any Investor B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends or distributions and then from the earliest purchase of shares.

  For example, assume an investor purchased 100 Investor B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Investor B shares through dividend reinvestment. If the investor makes an initial redemption of 50 Investor B shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $450 of the $600 redemption proceeds will be subject to the charge of 4% ($18.00).

  The contingent deferred sales charge is waived on redemptions of Investor B shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemption is necessary to make distributions to plan participants.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR B SHARES

  Before purchasing Investor A shares or Investor B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated Rule 12b-1 fee and potential contingent deferred sales charges on Investor B shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fee on Investor A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor A shares. In this regard, to the extent that the sales charge for the Investor A shares is waived or reduced by one of the methods described above or the investment is $100,000 or more, investments in Investor A shares become more desirable. The Trust will refuse all purchase orders for Investor B shares of over $250,000.

  Although Investor A shares are subject to a Rule 12b-1 fee, they are not subject to the higher Rule 12b-1 fee applicable to Investor B shares. For this reason, Investor A shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Investor B shares.

  As described above, purchasers of Investor B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a contingent deferred sales charge ranging from 4.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fee on the Investor A shares. Over time, the expense of the annual Rule 12b-1 fee on the Investor B shares may equal or exceed the initial sales charge and annual Rule 12b-1 fee applicable to Investor A shares. For example, if net asset value remains constant and assuming no waiving of any Rule 12b-1 fees, the aggregate Rule 12b-1 fee with respect to Investor B shares of a Fund would equal or exceed the initial sales charge and aggregate Rule 12b-1 fee of Investor A shares approximately seven years after the purchase. In order to reduce such fees of investors that hold Investor B shares for seven years or more, Investor B shares will be automatically converted to Investor A shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A shares would be subject to the maximum initial sales charge of 4.50%. This example does not take into account the time value of money which reduces the impact of the Investor B shares' Rule 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a Rule 12b-1 fee, fluctuations in net asset value, any waiver of Rule 12b-1 fees or the effect of different performance assumptions.

  If a shareholder who owns both Investor A shares and Investor B shares redeems less than his or her entire investment, then shares will be redeemed in the following order: (a) any Investor B shares that are not subject to a contingent deferred sales charge; (b) Investor A shares; and (c) Investor B shares subject to a contingent deferred sales charge, unless shareholder has made a specific election otherwise.

CONVERSION FEATURE

  Investor B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A shares and, consequently, will no longer be subject to the higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fee applicable to Investor A shares shall thereafter be applied to such converted shares. Such investors will then benefit from the lower Rule 12b-1 fee of Investor A shares. Because the per share net asset value of the Investor A shares may be higher than that of the Investor B shares at the time of conversion, a Shareholder may receive fewer Investor A shares than the number of Investor B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Investor A shares in the same proportion as the number of the shareholder's Investor B shares converting to Investor A shares bears to the shareholder's total Investor B shares not acquired through dividends and distributions.

  If a shareholder effects one or more exchanges among Investor B shares of the Funds during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

OTHER PURCHASE INFORMATION

SYSTEMATIC INVESTMENT PLAN

  Shareholders may also arrange for systematic monthly or quarterly investments in their accounts. Once proper authorization has been given, a shareholder's bank account will be debited on the date specified to purchase shares in a Fund. A confirmation will be received from the Transfer Agent for every transaction.

INDIVIDUAL RETIREMENT ACCOUNTS

  Provident offers tax-advantaged Individual Retirement Accounts ("IRAs") for which the Money Market Fund, the Income Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund or the Small Company Fund may be an appropriate investment. A minimum initial investment of $500 is required. For details, including fees and an application form, please call the telephone number listed below under "Shareholder Services" or contact Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45250-0967.

  Investment in shares of the Ohio Tax-Free Fund or in shares of any other tax-exempt fund would not be appropriate for an IRA. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions and whether an investment in the Ohio Tax-Free Fund would be appropriate.

EXCHANGES

  If a shareholder has obtained the appropriate prospectus, he or she may exchange Investor A or Investor B shares of a Fund for shares of the same class of any of the other Funds on the basis of their respective net asset values by calling toll free 1-800-424-2295 or by writing The Provident Bank, c/o Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45250-0967. Subject to the qualifications and limitations described below under "How to Redeem Shares -- Telephone," neither the Trust nor any of its service providers assumes responsibility for the authenticity of any telephone request for an exchange. Shares purchased by check are eligible for exchange after 15 days. No contingent deferred sales charge is imposed upon exchanges of Investor B shares of one Fund for Investor B shares of another Fund.

  If Investor B shares of a Fund are exchanged into the Money Market Fund, no contingent deferred sales charge will be imposed; however, the exchange will freeze the running of the time periods applicable to contingent deferred sales charges and the conversion feature. An exchange back into Investor B shares will restart such time periods. If less than all of a shareholder's Investor B shares of a Fund are exchanged into the Money Market Fund, the shareholder's Investor B shares will be deemed to be exchanged in the following order: (1) Investor B shares that are not subject to a contingent deferred sales charge, and (2) Investor B shares in the reverse order in which such shares were acquired (i.e., last in, first out). Effective October 1, 1997, exchanges of Investor B shares of a Fund for shares of the Money Market Fund will no longer be permitted.


  Orders to exchange Investor A or Investor B shares of a Fund for shares of the Money Market Fund will be executed by redeeming the shares of the Fund and purchasing Investor A shares of the Money Market Fund at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Trust prior to the close of business on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of business will be executed at the respective net asset values next determined after the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the Funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the Fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the Fund being acquired may legally be sold. The Trust reserves the right, at any time, to modify or terminate any of the foregoing exchange privileges. The Trust, however, will give shareholders 60 days' advance written notice of any such modification or termination.

HOW TO REDEEM SHARES

  Shares of the Funds may be redeemed for cash at their net asset value, less any applicable contingent deferred sales charge, upon written order by the shareholder to the Trust, c/o The Provident Bank, Mutual Fund Services, P.O. Box 14967, Cincinnati, Ohio 45250-0967. A shareholder's signature(s) on the written order must be guaranteed as described below. In order to redeem by telephone, shareholders must have completed the authorization in their account applications. Proceeds for shares redeemed on telephonic order will be deposited by wire or EFT only to the bank account designated in the account application.

  The redemption value is the net asset value per share, less any applicable contingent deferred sales charge, and may be more or less than the shareholder's cost of the Fund's shares depending upon changes in the value of the Fund's securities between purchase and redemption. The Trust computes the amount due a shareholder at the next Valuation Time after it has received all proper documentation. Payment of the amount due on redemption will be made within seven days thereafter except as discussed below.

  At various times, the Trust may be requested to redeem shares for which it has not yet received good payment. In such a case, the Trust may delay the mailing of a redemption check or the wiring or EFT of redemption proceeds until good payment has been collected for the purchase of such shares. This may take up to 15 days. Any delay may be avoided by purchasing shares either with a certified check or by Federal Reserve or bank wire of funds or EFT. Although the mailing of a redemption check, wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  Shareholders may also redeem their shares through broker-dealers. The Distributor, acting as agent for the Trust, stands ready to repurchase the Funds' shares upon orders from dealers at the net asset value next computed after the Distributor receives the order. When the Distributor has received proper documentation, it will pay the redemption proceeds to the broker-dealer placing the order within three business days thereafter. The Distributor charges no fees for this service, except to the extent that a contingent deferred sales charge may be imposed upon redemptions of Investor B shares. However, a shareholder's broker-dealer may charge a service fee.

  For the protection of shareholders, regardless of the number of shares or amount of money involved in a redemption or repurchase, signatures on stock powers and all written orders or authorizations must be guaranteed by a U.S. stock exchange member, a U.S. commercial bank or trust company or other person eligible to guarantee signatures under the Securities Exchange Act of 1934 and the Transfer Agent's policies. The Trust or the Transfer Agent may waive this requirement but may also require additional documents in certain cases. Currently the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 90 days. The Trust and the Transfer Agent reserve the right to withdraw this waiver at any time.

  If the Trust receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Trust cannot execute the order. In such cases, the Trust will request the missing information and process the order on the day such information is received.

  If a shareholder requests redemption by telephone and a bank account has previously been designated, the shareholder should state whether the proceeds should be wired, sent EFT or mailed to such bank. In the absence of a request that the proceeds be wired, sent EFT or mailed to such bank, they will be sent by check to the shareholder's address as it appears on the account registration. The redemption order also should include the account name as registered with the Trust and the account number.

TELEPHONE

  Under ordinary circumstances, shareholders may redeem up to $50,000 from their accounts by telephoning Mutual Fund Services at: 1-800-424-2295.

  In order to ensure that instructions received by the Transfer Agent are genuine when a telephone transaction is initiated, a shareholder will be asked to verify certain information specific to its account. At the conclusion of the transaction, the shareholder will be given a transaction number confirming the request, and written confirmation of the transaction will be mailed within 72 hours of the telephone transaction. The shareholder's telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  The Trust reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees. Except as otherwise noted, neither the Trust nor any of its service providers assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing or by telephone nor will any of them be liable when following instructions received by telephone that the Transfer Agent reasonably believes to be genuine. The Transfer Agent will employ procedures designed to provide reasonable assurance that instructions received by telephone are genuine. If, for any reason, reasonable procedures are not followed, the Trust or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. The Trust may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Trust cannot dispose of its investments or fairly determine their value; or (4) the Commission so orders.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent EFT to a previously designated bank account as directed by the shareholder. If the Trust cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail or through a broker as set forth above.


AUTOMATIC WITHDRAWAL PLAN



  Investor A Shares -- Under an Automatic Withdrawal Plan, if an account has a value of at least $10,000 in Investor A shares of a Fund, a shareholder may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1.5% per month or 4.5% per quarter of the total net asset value of the Fund's Investor A shares in the account when the Automatic Withdrawal Plan is opened.



  Investor B Shares -- If an account has a value of at least $10,000 in Investor B shares of a Fund, a shareholder may arrange for regular monthly or quarterly withdrawal payments. Each payment must be at least $100 and may be as much as
 .833% per month or 2.5% per quarter of the total net asset value of the Fund's Investor B shares in the account when the Automatic Withdrawal Plan is opened. The contingent deferred sales charge on such withdrawal payments will be waived.



  General -- Excessive withdrawals may decrease or deplete the value of an account. Purchases of additional shares, including use of the Systematic Investment Plan, concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges.

CHECKWRITING

  If requested on your account application, the Money Market Fund will establish a checking account for you with Provident. Checks may be drawn for $250 or more payable to anyone. When a check is presented to Provident for payment, it will cause the Money Market Fund to redeem at the net asset value next determined a sufficient number of your shares to cover the check. You will receive the daily dividends declared on the shares redeemed to cover your check through the day Provident instructs the Money Market Fund to redeem the shares. There is currently no charge to you for this checking account. Money Market Fund checking accounts are subject to Provident's rules and regulations governing checking accounts. If there is an insufficient number of shares in your account when a check is presented to Provident for payment, the check will be returned. If you present a check on your account in person to Provident it will be treated as a redemption by mail received that day.

  Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using a check.

SMALL ACCOUNTS

  Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem an account if its value has fallen below $500 as a result of your redemptions (but not as a result of market action). The shareholder will be notified in writing and allowed at least 45 days to purchase additional shares in order to increase the balance over $500.

REDEMPTIONS IN KIND

  If conditions arise that would make it undesirable for the Trust to pay for all redemptions in cash, the Trust may authorize payment to be made in portfolio securities or other property. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the applicable Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold.

SHAREHOLDER SERVICES

  Details on all shareholder services may be obtained from Provident by calling toll free 1-800-424-2295 or by writing the Distributor at 3435 Stelzer Road, Columbus, Ohio, 43219.

DIVIDENDS AND TAXES

DIVIDENDS

  The Money Market Fund intends to declare dividends daily from its net investment income and to distribute all of its net investment income to its shareholders monthly. Any net realized long-term gains will be declared and distributed at least annually. The Small Company Fund intends to declare and distribute to its shareholders dividends from net investment income, if any, semi-annually. Each of the other Funds intends to declare and distribute to its shareholders dividends from net investment income monthly. Each Fund intends to declare and distribute all net realized long-term capital gains annually and to distribute its net long-term capital gains as capital gains divi-

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

dends; such dividends are treated by shareholders as long-term capital gains. Such distributions will be designated as long-term capital gains dividends by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's fiscal year.


  Each Fund's net investment income available for distribution to the holders of Investor A shares and Investor B shares (if any) will be reduced by the amount of Rule 12b-1 fees payable under the respective Plan and certain other class specific expenses paid by the respective class.


  Unless the Trust receives instructions to the contrary before the record date, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in additional shares. Instructions continue in effect until changed in writing. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after the Fund pays the distribution.

  If a shareholder elects to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the applicable Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES -- GENERAL

  Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income and 90% of its interest income excludable from gross income under Section 103(a) of the Code. Each Fund contemplates declaring as dividends all or substantially all of such Fund's investment company taxable income and its exempt income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

  It is expected that each Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net recognized capital gains, if any, and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by the Fund bear to its gross income.

  Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

  Prior to purchasing shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

THE OHIO TAX-FREE FUND

  The Ohio Tax-Free Fund will distribute substantially all of its net investment income and net capital gains to shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Ohio Tax-Free Fund, will be excludable from gross income for federal income taxes and will not be a preference item for individuals for purposes of the federal alternative minimum tax.

  Distributions, if any, derived from capital gains will generally be taxable to shareholders as capital gains for federal income tax purposes to the extent so designated by the Ohio Tax-Free Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional shares. The Ohio Tax-Free Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes and will notify each shareholder annually of the tax status of all distributions.

  If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

  Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Ohio Tax-Free Fund is not deductible for federal income taxes assuming the Ohio Tax-Free Fund distributes exempt-interest dividends during the shareholder's taxable year. It is anticipated that distributions from the Ohio Tax-Free Fund will not be eligible for the dividends received deduction for corporations.

  Distributions of interest income and gain by the Ohio Tax-Free Fund, to the extent derived from Ohio Exempt Securities, will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includible in the net income base of the Ohio corporate franchise tax; provided, however, that at all times at least 50% of the value of the total assets of the Ohio Tax-Free Fund consists of Ohio Exempt Securities or similar obligations of other states or their subdivisions. Shares of the Ohio Tax-Free Fund will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis. The Ohio Tax-Free Fund will report annually to shareholders the percentage and source of interest income earned by the Ohio Tax-Free Fund. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Ohio Tax-Free Fund in his or her state and locality.

  The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Funds and their shareholders. Potential investors in a Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situations.

  The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

MANAGEMENT AND EXPENSES

BOARD OF TRUSTEES

  Overall responsibility for management of the Trust rests with its Board of Trustees. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Trust. The Trust will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Subject to the authority of the Board of Trustees, Provident, directly and through DRZ as subadviser with respect to the Income Equity Fund, supervises the investment programs of each Fund.

INVESTMENT ADVISER


  Provident, an Ohio banking corporation located at One East Fourth Street, Cincinnati, Ohio 45202, has entered into a Investment Advisory Agreement with the Trust whereby Provident supervises and manages the investment and reinvestment of the assets of the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Large Company Fund, the Small Company Fund and, with DRZ, the Income Equity Fund. Provident has been providing investment advisory services to individual and corporate trust accounts since 1902.


  Provident is a subsidiary of Provident Financial Group, Inc. ("PFG"), a bank holding company located in Cincinnati, Ohio with approximately $6.8 billion in consolidated assets as of December 31, 1996. Through offices in Ohio and Kentucky, PFG and its subsidiaries provide a broad range of financial services to individuals and businesses. Under the Investment Advisory Agreement with the Company, for services rendered and expenses assumed as investment adviser, Provident receives annually a fee (1) from the Money Market Fund equal to .15% of the Money Market Fund's average net assets; (2) from the Income Fund equal to
 .40% of the Income Fund's average net assets; (3) from the Income Equity Fund equal to .95% of the Income Equity Fund's average net assets; (4) from the Ohio Tax-Free Fund equal to .50% of the Ohio Tax-Free Fund's average net assets; (5) from the Small Company Fund equal to .80% of the Small Company Fund's average net assets; (6) from the Large Company Fund equal to .80% of the Large Company Fund's average net assets; and (7) from the Balanced Fund equal to .90% of the Balanced Fund's average net assets. Provident may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction. The advisory fees with respect to the Income Equity Fund, the Small Company Fund, the Large Company Fund and the Balanced Fund are higher, in the opinion of the Commission, than that paid by most investment companies, but Provident believes the fees to be fair and reasonable.

  Provident uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Funds. As of November 15, 1996, Provident adopted a team approach with respect to each of the Funds in order to take advantage of the experience of its entire portfolio management team. Provident's investment staff consists of seven individuals. All Funds are reviewed on a regular basis by Provident's Investment Policy Committee to ensure they are invested in accordance with the Funds' and Provident's investment policies.

  Pursuant to the terms of its Investment Advisory Agreement with the Trust, Provident has entered into a Sub-Investment Advisory Agreement with DRZ, a registered investment adviser, 201 South Orange Avenue, Suite 850, Orlando, Florida 32801, with respect to the Income Equity Fund. DRZ is owned equally by Mr. Gregory DePrince, Mr. John D. Race and Mr. Victor A. Zollo, Jr., each of whom are former employees of SunBank Capital Management N.A., the former sub-investment adviser of the Income Equity Fund ("SunBank"). In April, 1995, Messrs. DePrince, Race and Zollo left SunBank to form DRZ. In addition to the Income Equity Fund, DRZ provides investment management services to mutual funds and other institutions and currently manages assets of approximately $1.4 billion. Pursuant to the terms of such Sub-Investment Advisory Agreement, DRZ was retained by Provident to manage the day-to-day investment and reinvestment of that portion of the assets of the Income Equity Fund allocated to DRZ by the Trust's Board of Trustees. The remainder of the Income Equity Fund's assets are managed on a day-to-day basis by Provident. The amount of the assets of the Income Equity Fund to be allocated between DRZ and Provident from time to time is subject to the discretion of the Trust's Board of Trustees. Currently approximately $4.6 million of the Income Equity Fund's assets are managed directly by Provident. The remainder of the Income Equity Fund's assets up to approximately $75 million (exclusive of capital appreciation or depreciation and reinvested dividends) are managed by DRZ. Any assets in excess of such $75 million limit will be managed directly by Provident. Both DRZ's and Provident's day-to-day management of the Income Equity Fund's portfolio is subject to the direction and control of the Trust's Board of Trustees, and Provident is responsible for selecting and monitoring DRZ and reporting the activities of DRZ to the Trust's Board of Trustees.

  For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with Provident, DRZ receives from Provident a fee, computed daily and paid monthly, at the annual rate of 0.50% of the Income Equity Fund's average daily net assets up to $55 million and 0.55% of the average daily net assets of such Fund of $55 million and above. In addition, DRZ will manage net assets of the Income Equity Fund up to $75 million, but not beyond. The Trustees of the Trust shall take such limitation into account when determining the allocation of the Income Equity Fund's assets between Provident and DRZ.

  Gregory M. DePrince is primarily responsible for the management of that portion of the Income Equity Fund's portfolio allocated to DRZ to manage. Since April 1995, Mr. DePrince has been a director and Executive Vice President of DRZ. Prior to April 1995, Mr. DePrince served as the Equity Income Portfolio Manager at SunBank where he also managed the STI Classic Value Income Fund.


  In addition to serving as investment adviser, Provident has entered into an agreement with the Trust to provide transfer agency services to each Fund. Under the Master Transfer and Recordkeeping Agreement, the Funds pay Provident the following fees for such services. The Money Market Fund pays a minimum annual fee of $24,000 for the first 500 shareholder accounts. For shareholder accounts of the Money Market Fund in excess of 500, the Money Market Fund pays an additional annual fee of $24 for each open shareholder account and $12 for each closed shareholder account. The Small Company Fund pays a minimum annual fee of $36,000 for the first 750 shareholder accounts. For shareholder accounts of the Small Company Fund in excess of 750, the Small Company Fund pays an additional annual fee of $18 for each open shareholder account and $9 for each closed shareholder account. All other Funds pay a minimum annual fee of $40,000 for the first 750 shareholder accounts and, for shareholder accounts of that Fund in excess of 750, an additional annual fee of $20 for each open shareholder account and $10 for each closed shareholder account.


CUSTODIAN AND FUND ACCOUNTANT


  The Provident Bank (the "Custodian") also serves as custodian for and provides certain fund accounting services to each of the Funds. Pursuant to the Custodian, Fund Accounting and Recordkeeping Agreement with the Trust, the Custodian receives compensation from the Funds for such services in an amount equal to a fee, computed daily and paid monthly, at the following annual rate of
 .05% of the Money Market Fund's average daily net assets; .10% of the Income Fund's average daily net assets; .15% of the Income Equity Fund's, the Balanced Fund's, the Large Company Fund's and the Small Company Fund's average daily net assets; and .14% of the Ohio Tax-Free Fund's average daily net assets.


ADMINISTRATOR AND DISTRIBUTOR

  The Distributor, located at 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund, and also acts as the Funds' principal underwriter (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its administration agreement with the Trust, the Administrator receives a fee from each Fund, computed daily and paid periodically, at an annual rate of 0.20% of such Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a reduction.

  The Distributor acts as agent for the Funds in the distribution of their shares and, in that capacity, solicits orders for the sale of shares, advertises, and pays the cost of that advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Trust, but may retain some or all of any sales charge imposed upon the shares and may receive compensation under the Distribution Plans described below.

DISTRIBUTION PLANS -- INVESTOR A SHARES

  The Investor A shares of each Fund may bear some of the costs of selling such shares under an Investor A Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Investor A Plan"). The Investor A Plan of each Fund provides that such Fund may expend daily amounts at an annual rate of up to 0.25% of the average daily net asset value of that Fund's Investor A shares to finance any activity which is principally intended to result in the sale of such Fund's Investor A shares including, without limitation, expenditures consisting of payments to the Distributor (1) to enable the Distributor to pay or to have paid to others who sell Investor A shares of that Fund a maintenance or other fee, at such intervals as the Distributor may determine, with respect to Investor A shares of the Fund previously sold by others and remaining outstanding during the period with respect to which such fee is or has been paid; and/or (2) to compensate the Distributor for its efforts with respect to sales of Investor A shares of the Fund since inception of the Plan.

  Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A shares of such Fund as accrued.

DISTRIBUTION PLANS -- INVESTOR B SHARES


  Pursuant to Rule 12b-1, the Trust has also adopted an Investor B Distribution Plan (the "Investor B Plan") with respect to Investor B shares of the Income Fund, the Ohio Tax-Free Fund, the Income Equity Fund, the Balanced Fund, the Large Company Fund and the Small Company Fund. Pursuant to the Investor B Plan, a Fund is authorized to pay or reimburse the Distributor (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B shares of such Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee"). Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rates are set from time to time by the Trust's Board of Trustees. Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other financial institutions.


  Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B shares of such Fund as accrued.

  Pursuant to the Investor B Plan, the Distributor may enter into Rule 12b-1 Agreements with Participating Organizations for providing distribution and shareholder services to their customers who are the record or beneficial owners of Investor B shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% of the average daily net asset value of the Investor B shares held of record or beneficially by such customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B shares of such Funds by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the transfer agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B shares; responding to inquiries from customers concerning their investment in Investor B shares; and providing other similar services as may be reasonably requested. The services provided by Participating Organizations for which the Service Fee may be paid may include providing shareholders information about their investment in the Investor B shares of a Fund and providing other continuing personal services to holders of Investor B shares.

  As required by Rule 12b-1, the Investor A Plan and the Investor B Plan (the "Plans") were each approved by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Independent Trustees"). The Plans continue in effect as long as such continuance is specifically approved at least annually by the Trust's Trustees, including a majority of the Independent Trustees.

  The Plans may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the class of shares subject thereto. Any change in the Plans that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as either Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

SHAREHOLDER SERVICES PLAN

  The Trust has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Provident, its correspondent and affiliated banks, and the Distributor, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively "customers") who are the beneficial or record owners of shares of that Fund. In consideration for such services, a Service Organization receives a fee from the Fund computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Services Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of a Fund, including activities such as responding to shareholder inquiries regarding accounts, collecting information regarding changes in accounts and further assisting the Transfer Agent in maintaining the Fund's records, processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of that Fund pursuant to specific or pre-authorized instructions. As of the date of this Prospectus, no Servicing Agreements have been entered into on behalf of any of the Funds.

BANKING LAWS

  Provident believes that it possesses the legal authority to perform the investment advisory services for the Funds as set forth in its Investment Advisory Agreement with the Trust, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its Investment Advisory Agreement with the Trust. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which Provident performs such services for the Funds. See "MANAGEMENT OF THE TRUST - Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

FUND EXPENSES

  Provident, DRZ and the Administrator each bear all expenses in connection with the performance of their services as investment adviser, sub-investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

  The Trustees reserve the right, subject to the receipt of any necessary relevant regulatory approvals or rulings, to allocate certain expenses (other than those associated with the applicable Plan) to the shareholders of a particular class on a basis other than relative net asset value as the Trustees deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; Commission registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

SECURITIES TRANSACTIONS

  Under policies established by the Board of Trustees, Provident and DRZ, as the case may be, selects broker-dealers to execute portfolio transactions for the Funds subject to receipt of best execution. When selecting broker-dealers, Provident and DRZ may consider as a factor the number of shares of the Funds sold by a broker-dealer. In addition, broker-dealers executing transactions for a Fund may from time to time be affiliated with the Trust, Provident, DRZ or their affiliates. The Funds may pay higher commissions to broker-dealers which provide research services. Provident and DRZ each may use these services in advising the Funds as well as in advising their other clients.

PERFORMANCE DATA AND ADVERTISING

  From time to time the Money Market Fund may advertise "yield" and "effective yield," and the other Funds may advertise "total return" and/or "current yield." Such figures are based on historical earnings and are not intended to indicate future performance. The yield of the Money Market Fund refers to the income generated by the Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the Money Market Fund during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The effective yield is calculated similarly but, when annualized, the income earned from the Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Average annual total return refers to a Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of any sales charge and all recurring charges, if any, applicable to all shareholder accounts. Performance of a Fund may also be presented excluding the effect of a sales charge, if any.

  Current yield quotations for the Funds, other than the Money Market Fund, represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.


  The Large Company Fund has been initially funded by the transfer of all of the assets of two corresponding common trust funds managed by Provident (the "CIFs"). Because the management of the Large Company Fund is substantially the same as the CIFs, the quoted performance of such Fund includes the performance of the CIFs for the periods prior to the effectiveness of the Trust's registration statement as it relates to the Large Company Fund. The CIFs were not registered under the 1940 Act, and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the CIFs had been so registered, their performance might have been adversely affected.


  The Funds may also include comparative performance information in advertising or marketing their shares, such as data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index or other industry publications. The Funds may include in sales and advertising material general mutual fund industry information compiled from financial and industry publications. The Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1996, contains additional performance information and will be made available to prospective investors and shareholders without cost.

  In addition, from time to time each Fund may present its distribution rates for a class of shares in supplemental sales literature which is accompanied or preceded by a prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Funds may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

  Standardized yield and total return quotations will be computed separately for Investor A and Investor B shares. Because of differences in the fees and/or expenses borne by Investor A and Investor B shares of the Funds, the net yield and total return on Investor A shares can be expected, at any given time, to differ from the net yield and total return on Investor B shares for the same period.

TRUST SHARES

  The Trust presently offers seven series of shares of beneficial interest, without par value (the "Funds"). The shares of each of the Funds, other than the Money Market Fund, are offered in two separate classes: Investor A shares and Investor B shares. The Money Market Fund has only the Investor A class of shares. When issued and paid for, shares of each Fund are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as explained above but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions.

  Each share represents an equal proportionate interest in a Fund with other shares of the same Fund based upon such share's net asset value, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees.

  Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Trust with respect to the election of Trustees and ratification of the selection of independent accountants. However, Shareholders of a Fund will vote as a Fund, and not in the aggregate with other shareholders of the Trust, for purposes of approval of the Investment Advisory Agreement with respect to that Fund. In addition, holders of one class of Investor Shares of a Fund will vote as a class and not with holders of the other class of Investor Shares with respect to the approval of its respective Distribution Plan.


  The Trust may dispense with an annual meeting of shareholders in any fiscal year in which it is not required in order to elect Trustees under the 1940 Act or state law. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust. Shareholders may be eli-gible for shareholder communication assistance in connection with a special meeting.

  As used in this Prospectus and the Statement of Additional Information, a "vote of the holders of a majority of the outstanding voting securities" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of such Fund present at such meeting, if holders of more than 50% of the votes attributable to shareholders of record of such Fund are present or represented by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of such Fund.


  As of June 6, 1997, Provident possessed, directly or on behalf of its underlying accounts, voting or investment power with respect to more than 25% of the outstanding shares of each of the Money Market, Income, Ohio Tax-Free, Balanced and Large Company Funds and therefore may be presumed to control each of these Funds within the meaning of the 1940 Act.


ADDITIONAL INFORMATION

  Except as otherwise stated in this prospectus or required by law, the Trust reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                         ---------------------------------------


                                                          THE                           THE RIVERFRONT
                                                          RIVERFRONT                    U.S. GOVERNMENT
                                                          FUNDS                         SECURITIES MONEY
                                                                                        MARKET FUND

                                                          PROSPECTUS                    THE RIVERFRONT
                                                          AUGUST 1, 1997                U.S. GOVERNMENT
                                                                                        INCOME FUND
                                                                                        THE RIVERFRONT
                                                                                        OHIO TAX-FREE
                                                                                        BOND FUND
                                                                                        THE RIVERFRONT
                                                                                        BALANCED FUND
                                                                                        THE RIVERFRONT
                                                                                        INCOME EQUITY
                                                                                        FUND
                                                                                        THE RIVERFRONT
                                                                                        LARGE COMPANY
                                                                                        SELECT FUND
                                                                                        THE RIVERFRONT
                                                                                        SMALL COMPANY
                                                                                        SELECT FUND
         THE RIVERFRONT FUNDS
          Investment Adviser
          The Provident Bank
        One East Fourth Street
        Cincinnati, Ohio 45202
              Distributor
BISYS Fund Services Limited Partnership
           3435 Stelzer Rd.
         Columbus, Ohio 43219
    For additional information call
          The Provident Bank
         Mutual Fund Services
            1-800-424-2295

                       STATEMENT OF ADDITIONAL INFORMATION

                              THE RIVERFRONT FUNDS

           THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                          THE RIVERFRONT BALANCED FUND
                        THE RIVERFRONT INCOME EQUITY FUND
                    THE RIVERFRONT LARGE COMPANY SELECT FUND
                    THE RIVERFRONT SMALL COMPANY SELECT FUND


                                  August 1, 1997



         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with, the prospectus (the "Prospectus") of The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund"), The Riverfront U.S. Government Income Fund (the "Income Fund"), The Riverfront Ohio Tax-Free Bond Fund (the "Ohio Tax-Free Fund"), The Riverfront Balanced Fund (the "Balanced Fund"), The Riverfront Income Equity Fund (the "Income Equity Fund"), The Riverfront Large Company Select Fund (the "Large Company Fund") and The Riverfront Small Company Select Fund (the "Small Company Fund") (the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Small Company Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund") dated the date hereof. The Funds are currently seven series or portfolios of The Riverfront Funds, an Ohio business trust (the "Trust"). On January 9, 1995, the Ohio Tax-Free Fund changed its name from The Riverfront Municipal Bond Fund to The Riverfront Ohio Tax-Free Bond Fund. On January 2, 1997, the Balanced Fund changed its name from The Riverfront Flexible Growth Fund to The Riverfront Balanced Fund. On August 1, 1997, the Small Company Fund changed its name from The Riverfront Stock Appreciation Fund to The Riverfront Small Company Select Fund. This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained from BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                           Page

THE TRUST AND ITS FUNDS.....................................................B-1
INVESTMENT OBJECTIVES AND POLICIES..........................................B-2
DIVIDENDS AND TAXES........................................................B-20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................B-26
VALUATION OF SECURITIES....................................................B-26
TRUSTEES AND OFFICERS......................................................B-29
MANAGEMENT OF THE FUNDS....................................................B-31
SECURITIES TRANSACTIONS....................................................B-37
ADMINISTRATOR..............................................................B-42
DISTRIBUTOR................................................................B-44
DISTRIBUTION PLANS.........................................................B-45
CAPITAL STOCK..............................................................B-47
STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS.............................B-48
ADDITIONAL INFORMATION.....................................................B-53
FINANCIAL STATEMENTS.......................................................B-56
APPENDIX ...................................................................A-1

--------------------------------------------------------------------------------
                             THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------


         The Riverfront Funds (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which currently issues seven series of shares of beneficial interest which are described in this Statement of Additional Information (the "Funds"). Each Fund of the Trust, other than the Ohio Tax-Free Fund, is diversified. The Ohio Tax-Free Fund is a non-diversified Fund. The Trust was organized under Ohio law on October 11, 1996. On August 1, 1997, The Riverfront Funds, Inc., a Maryland corporation, changed its form of organization by completing a reorganization with The Riverfront Funds, an Ohio business trust created for such purpose. References herein to the Trust and its Funds are intended to include The Riverfront Funds, Inc. and its corresponding funds prior to the reorganization.


         The Provident Bank ("Provident") serves as investment adviser, either directly or through a sub-adviser, to each Fund, and BISYS Fund Services Limited Partnership (the "Distributor") serves as Administrator and Distributor. Provident also serves as custodian and transfer agent for each of the Funds, and provides certain fund accounting and record keeping services for the Trust. DePrince, Race & Zollo, Inc. ("DRZ") serves as the sub-adviser to the Income Equity Fund.

         As of September 30, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with MIM Mutual Funds, Inc. ("MIM"): (a) the Money Market Fund acquired all of the assets and liabilities of the MIM Money Market Fund; (b) the Income Equity Fund acquired all of the assets and liabilities of the MIM Bond Income Fund, the MIM Stock Income Fund and the AFA Equity Income Fund; and (c) the Small Company Fund acquired all of the assets and liabilities of the MIM Stock Growth Fund and the MIM Stock Appreciation Fund (collectively, the "Reorganization"). In exchange for such assets and liabilities, the respective Fund issued a number of its Investor A shares equal in value to the net assets of the corresponding MIM Fund acquired in the Reorganization. For accounting and performance purposes, the MIM Stock Appreciation Fund is considered to be the successor of the Small Company Fund; therefore, the performance and financial information of the Small Company Fund included in this Statement of Additional Information prior to September 30, 1995, relates to the operations of the MIM Stock Appreciation Fund prior to the Reorganization.

         The essential information about the Trust and its Funds is contained in the Prospectus. This Statement of Additional Informa-tion provides additional information about the Trust and each of the Funds that may be of interest to investors.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading such Fund's Prospectus.
--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

         The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund") seeks current income from U.S. Government short-term securities while preserving capital and maintaining liquidity.

         The Money Market Fund is designed for investors who wish to keep temporary cash balances in a fund invested in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

         The Riverfront U.S. Government Income Fund (the "Income Fund") seeks a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The Income Fund intends to invest in securities with dollar-weighted average durations of between three and seven years. The dollar-weighted average life of the Income Fund's securities is expected to be in the range of four to ten years.

         The Income Fund is designed for investors seeking to provide for near-term income needs by investing in a fund which seeks to provide higher returns than those offered by certificates of deposits or U.S. Government money market funds.

THE RIVERFRONT OHIO TAX-FREE BOND FUND

         The Riverfront Ohio Tax-Free Bond Fund (the "Ohio Tax-Free Fund") seeks
(1) income which is exempt from federal income tax and Ohio state income taxes and (2) preservation of capital.

         The Ohio Tax-Free Fund is designed for investors seeking to invest in a fund which generates income that is exempt from federal and Ohio state income taxes and not a preference item for individuals for purposes of the federal alternative minimum tax.

THE RIVERFRONT BALANCED FUND

         The Riverfront Balanced Fund (the "Balanced Fund") seeks long-term growth of capital with some current income as a secondary objective.

         The Balanced Fund is designed for investors seeking to invest in a fund which generates long-term growth of capital with some current income.

THE RIVERFRONT INCOME EQUITY FUND

         The Riverfront Income Equity Fund (the "Income Equity Fund") seeks a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. To provide investment advisory services to the Income Equity Fund, Provident has entered into a sub-investment advisory agreement with DRZ.

         The Income Equity Fund is designed for investors seeking to invest for retirement, educational and other long-term needs.

THE RIVERFRONT LARGE COMPANY SELECT FUND

         The Riverfront Large Company Select Fund (the "Large Company Fund") seeks long-term growth of capital with current income as a secondary objective.

         The Large Company Fund is designed for investors seeking long-term growth of capital with some current income.

THE RIVERFRONT SMALL COMPANY FUND

         The Riverfront Small Company Fund (the "Small Company Fund") seeks capital growth.

         The Small Company Fund is designed for investors seeking growth of capital.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by such Funds will be those guaranteed by U.S. commercial banks having, at the time of investment, capital, surplus, and undivided profits in excess of $1,500,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, if at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $1,500,000,000 (as of the date of its most recently published financial statements).

         The Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund and the Small Company Fund may also each invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States ("ECDs") and Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         ECDs may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such obligations may be held outside the U.S. and a Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic or foreign banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Small

Company Fund may invest in commercial paper which is rated by applicable nationally recognized statistical rating organizations ("NRSROs") in the highest rating category, or if unrated, is deemed by that Fund's investment adviser to be of comparable quality to commercial paper so rated.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Small Company Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, variable amount master demand notes must be determined by Provident or DRZ, as the case may be, to be of comparable quality to the commercial paper which such Fund may purchase. The Fund's investment adviser or sub-adviser, as the case may be, will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. The Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Small Company Fund will acquire such securities only when such Fund's investment adviser or sub-adviser, as the case may be, believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities.
Obligations of certain agencies and instrumentalities of the U.S.
Government are supported by the full faith and credit of the U.S.
Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         EXEMPT SECURITIES. As stated in the Prospectus of the Ohio Tax-Free Fund, under normal market conditions at least 80% of the net assets of the Ohio Tax-Free Fund will be invested in bonds, notes, debentures, commercial paper and other obligations of the State of Ohio or any county, municipality, political subdivision, instrumentality, agency or authority thereof (collectively, "agencies"), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax, is not a preference item for purposes of the federal alternative minimum tax and is exempt from Ohio state income tax ("Ohio Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or by treaty, generate interest income which is exempt from federal income tax, is not a preference item for individuals for the federal alternative minimum tax, and is exempt from Ohio state income taxes (together with Ohio Exempt Securities called "Exempt Securities"). Under normal market conditions, at least 65% of the total assets of the Ohio Tax-Free Fund will be invested in Ohio Exempt Securities.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities if the interest paid thereon is exempt from federal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax. However, if such interest is subject to the federal alternative minimum tax, such securities will not be considered as Exempt Securities for purposes of complying with the Ohio Tax-Free Fund's 80% required investment in Exempt Securities as described above.

         Among other types of Exempt Securities, the Ohio Tax-Free Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Ohio Tax-Free Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus of the Ohio Tax-Free Fund, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Ohio Tax-Free Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinion of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. Provident will consider such an event in determining whether the Ohio Tax-Free Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

         VARIABLE AND FLOATING RATE NOTES. Each Fund may acquire variable and floating rate notes, subject to such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by such Funds will be determined by Provident or DRZ, as the case may be, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that particular Fund's investment policies. In making such determinations, Provident or DRZ, as the case may be, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may attempt to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds, other than the Small Company Fund, may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When such a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or high quality liquid debt securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Provident or DRZ, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may cause the Fund to incur a loss or miss an opportunity to obtain a price considered to be advantageous. Such Funds will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies and not for investment leverage. If the Ohio Tax-Free Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the investment adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by Provident or DRZ, as the case may be. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds, other than the Money Market Fund, may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         Except as otherwise disclosed to the shareholders of the particular Fund, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with, Provident, DRZ, the Distributor, or their affiliates, and will not give preference to Provident's correspondents with respect to such transactions, securities, savings deposits and repurchase agreements. In addition, while the Small Company Fund's investment restrictions permit it to engage in reverse repurchase agreements without prior shareholder approval, the Small Company Fund does not currently intend to enter into such agreements.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which a Fund may be authorized to engage as described in the Prospectus or below, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid at all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

         WRITING COVERED CALL AND PUT OPTIONS. Each of the Income, Ohio Tax-Free, Balanced, Income Equity, Large Company, and Small Company Funds may write covered call and covered put options on securities or on futures contracts regarding securities, in which the particular Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between the bid and asked price. Such options will be listed on national securities or futures exchanges or will be available in the over-the-counter market through pricing reports of broker-dealers. A Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. A Fund also may seek to earn additional income through the receipt of premiums by writing put options. Covered call options give the purchaser the right, for a stated period, to buy the underlying securities from a Fund at a stated price, while put options give the purchaser the right, for a stated period, to sell the underlying securities to a Fund at a stated price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         Such Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Ohio Tax-Free Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Ohio Tax-Free Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Ohio Tax-Free Fund upon its exercise of a "put" is normally (i) the Ohio Tax-Free Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Ohio Tax-Free Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Ohio Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Ohio Tax-Free Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Ohio Tax-Free Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Ohio Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Ohio Tax-Free Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Ohio Tax-Free Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Provident's opinion, present minimal credit risks.

         OPTIONS AND FUTURES STRATEGIES. In addition, each of the Income, Ohio Tax-Free, Balanced, Income Equity, Large Company, and Small Company Funds may purchase put and call options written by third parties covering those types of financial instruments in which such Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to a Fund.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed below and in the Prospectus. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below. The Funds that are authorized to engage in options transactions will only deal with exchange traded options, as opposed to over-the-counter traded options. Exchange traded options, unlike over-the-counter traded options, have standardized terms and performance mechanics. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange.

         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         All options written by a Fund must be "covered" (e.g., the Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the option is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.

         FUTURES CONTRACTS. Each of the Income, Ohio Tax-Free, Balanced, Income Equity, Large Company and Small Company Funds may purchase or sell contracts for the future delivery of the specific financial instruments in which the particular Fund may invest, and indices based upon the types of securities in which the particular Fund may invest (collectively, "Futures Contracts"). A Fund may use this investment technique to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of the Fund's securities or the prices of securities which the Fund intends to purchase at a later date. Alternatively, the Funds may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Fund has purchased at a premium.

         The Income Equity Fund and the Large Company Fund may purchase or sell futures contracts based upon an equity index, commonly referred to as "equity index futures contracts." This type of futures contract is an agreement by the Fund to buy or sell by a specified date and at a specified price the market value of equity securities included in a particular equity index. No payment is made for the index or securities when the Fund buys an equity index futures contract and neither the index nor any securities are delivered when the Fund sells an equity index futures contract. Instead, the Fund makes a deposit of "initial margin" equal to a percentage of the value of the futures contract. Payment or delivery is made upon the closing out of the futures position or the expiration of the equity index futures contract. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices.

         The Income Fund may purchase or sell futures contracts based upon fixed income securities, commonly referred to as "interest rate futures contracts." An interest rate futures contract is an agreement by the Fund to buy or sell, by a specified date and at a specified price, the market value of fixed income securities included in a particular fixed income index. As with the futures contracts, no payment is made for securities when the Fund buys an interest rate futures contract and no securities are delivered when the Fund sells an interest rate futures contract; instead, the Fund makes an initial margin deposit and payment or delivery is made upon the closing out of the futures position or the expiration of the interest rate futures contract. Interest rate futures contracts will be used only as a hedge against anticipated changes in the level of interest rates.

         In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

         When selling futures contracts short, when buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meets its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

         This investment technique is designed primarily to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.
         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. Such Fund will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

         The investment objective of each of the Funds is fundamental and may not be changed without approval of the holders of a majority of such Fund's outstanding voting shares (which means the lesser of (1) 67% of the votes of shareholders of that Fund present at a meeting at which more than 50% of the votes attributable to shareholders of record of such Fund are represented in person or by proxy or (2) the holders of more than 50% of the outstanding votes of shareholders of that Fund).

         In addition to the investment restrictions set forth in the Prospectus, the Money Market Fund may not:

         1. Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

         3. Underwrite securities of other issuers, except that the Money Market Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         Each of the Income Fund and the Income Equity Fund may not:

         1. Invest in securities of an issuer (other than an agency or instrumentality of the U.S. Government) which, together with any predecessor of the issuer, has been in operation for less than three years if, immediately after and as a result of such investment, more than 5% of the value of the Fund's total assets would then be invested in the securities of such issuer; and

         2. Invest more than 10% of the value of the Fund's net assets in fixed time deposits which are non-negotiable and/or which impose a penalty for early withdrawal and which have maturities of more than 7 days.

         Finally, each of the Ohio Tax-Free Fund, the Balanced Fund, the Large Company Fund and the Small Company Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         In addition to the investment restrictions contained in the Prospectus, each of the Ohio Tax-Free Fund, the Balanced Fund, the Large Company Fund and the Small Company Fund has adopted the following additional restrictions, which may be changed by the Board of Trustees without the vote of a Fund's shareholders. Each such Fund may not:

         1. Engage in any short sales, except to the extent disclosed in the current Prospectus of the Fund;

         2. Invest more than 10% of total assets in the securities of issuers, which together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase securities of other investment companies, except
(a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom; and

         4. Mortgage or hypothecate the Fund's assets in excess of one third of the Fund's total assets.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         Because the Money Market Fund invests entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Money Market Fund is expected to be zero percent for regulatory purposes.

         The portfolio turnover rates for each of the Funds (other than the Money Market Fund and the Large Company Fund) for the two fiscal years ended December 31, 1996 and 1995 are as follows:

                                  Year Ended                 Year Ended
          Fund                     12/31/96                  12/31/95
          ----                     --------                  --------
Income Fund                           53%                        75%

Income Equity Fund                   166%                       180%

Ohio Tax-Free Fund                     6%                        34%

Balanced Fund                      98%(1)                        13%

Small Company Fund                   162%                     46%(2)

--------------------

(1) The portfolio turnover rate of the Balanced Fund increased materially for the fiscal year ended December 31, 1996, from the previous fiscal year as such Fund's portfolio was realigned by its portfolio manager in response to then current market conditions.

(2) Reflects operations for the fiscal period from October 1, 1995 through December 31, 1995. For the fiscal year ended September 30, 1995, the portfolio turnover rate for the Small Company Fund was 197%.

         Portfolio turnover rates are not yet available for the Large Company Fund because it commenced operations on January 2, 1997. However, the Large Company Fund's portfolio turnover rate is not expected to exceed 30% for the fiscal year ending December 31, 1997.

         The portfolio turnover rate for each Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions to a Fund, and may result in additional tax consequences to such Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

-------------------------------------------------------------------------------
                               DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

         Each Fund intends to distribute to its shareholders dividends from net investment income monthly and all net realized long-term capital gains annually in shares of the Fund or, at the option of the shareholder, in cash. Shareholders who have not opted prior to the record date for any distribution to receive cash will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of the next business day following the record date. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after a Fund pays the distribution. Unless a Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and all future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         It is not expected that the Money Market Fund, the Income Fund or the Ohio Tax-Free Fund's income dividends will be eligible for the corporate dividends received deduction. It is expected that a portion of the Balanced Fund, the Income Equity Fund, the Large Company Fund and the Small Company Fund's income distributions will be eligible for the 70% corporate dividends received deduction.

ADDITIONAL TAX INFORMATION

         Each of the Funds of the Trust is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year and 90% of its interest income which is excludable from income under Section 103(a) of the Code. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Dividends declared in October, November and December in any year and distributed in January of the following year will be treated as having been paid in the prior year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each such Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits and would be eligible for the dividends received deduction for corporations.

         THE MONEY MARKET FUND, THE INCOME FUND, THE BALANCED FUND, THE INCOME EQUITY FUND, THE LARGE COMPANY FUND, AND THE SMALL COMPANY FUND. It is expected that each such Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and Income Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from those Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities, if any. Since less than 50% of the value of any Fund's total assets at the end of its fiscal year is expected to be invested in stock or securities of foreign corporations, a Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, if any. These taxes will be taken as a deduction by such Fund.

         THE OHIO TAX-FREE FUND. The Code permits a regulated investment company which invests in Exempt Securities to pay to its shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter at least 50% of the value of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Ohio Tax-Free Fund that is derived from interest received by the Ohio Tax-Free Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Ohio Tax- Free Fund's taxable year. The percentage of the total dividends paid by the Ohio Tax-Free Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Exempt-interest dividends shall be treated by the Ohio Tax-Free Fund's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a "substantial user" or a "related person" to such user under
Section 147(a) of the Code with respect to any of the Exempt Securities held by the Ohio Tax-Free Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if the Ohio Tax-Free Fund distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of the Ohio Tax-Free Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry shares of the Ohio Tax-Free Fund if the Ohio Tax-Free Fund distributes exempt-interest dividends during the shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding shares of the Ohio Tax-Free Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of the Ohio Tax-Free Fund.

         In the unlikely event the Ohio Tax-Free Fund realizes long-term capital gains, the Ohio Tax-Free Fund intends to distribute any realized net long-term capital gains annually. If the Ohio Tax-Free Fund distributes such gains, the Ohio Tax-Free Fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Ohio Tax-Free Fund to the shareholders not later than sixty days after the close of the Ohio Tax-Free Fund's taxable year. It should be noted, however, that capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Net capital gains are the excess of net long-term capital gains over net short-term capital losses. Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any share and then sells the share before he has held it for more than six months, any loss on the sale of the share is treated as long-term capital loss to the extent of the capital gain dividend received.

         Although it is expected that under normal market conditions at least 80% of the net assets of the Ohio Tax-Free Fund will be invested in bonds, notes, debentures, commercial paper and other obligations, the interest on which is not a preference item for individuals for the federal alternative minimum tax, exempt-interest dividends attributable to interest on certain municipal obligations in which the Ohio Tax-Free Fund may invest, including those issued on or after August 8, 1986 to finance certain private activities, will be treated as tax preference items in computing an individual's alternative minimum tax. For individuals, the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000.

         Also, all exempt-interest dividends of the Ohio Tax-Free Fund may subject corporations to alternative minimum tax as a result of the inclusion of such dividends in alternative minimum taxable income of 75% of the excess of the adjusted current earnings over pre-adjustment alternative minimum taxable income. Adjusted current earnings would include exempt-interest dividends of the Ohio Tax-Free Fund. For corporations the alternative minimum tax rate is 20%.

         As indicated in the Prospectus, the Ohio Tax-Free Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Ohio Tax-Free Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Ohio Tax-Free Fund could acquire under the 1940 Act. Therefore, although the Ohio Tax-Free Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Distributions of exempt-interest dividends by the Ohio Tax-Free Fund may be subject to local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Ohio Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source of interest income earned on municipal obligations held by the Ohio Tax-Free Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

GENERAL

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of the Fund, if such shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.


         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. As of the date hereof, several proposals have been introduced by the 105th Congress, which if enacted, could affect much of the information contained in this section. However, it is not possible at this time to assess which, if any, of such proposals will be acted upon and the effect thereof, if any, on this information.


         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FISCAL YEAR

         Each Fund's fiscal year ends December 31.

-------------------------------------------------------------------------------
                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
-------------------------------------------------------------------------------
         Shares of each of the Trust's Funds are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing shares directly from the Distributor, shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at Provident or Provident's affiliated entities (collectively, "Entities"). Customers purchasing shares of the Funds may include officers, directors, or employees of Provident or the Entities.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.
-------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
-------------------------------------------------------------------------------

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

         The Trustees have determined that the amortized cost method for valuing the Money Market Fund's securities is the best method currently available. The Trustees review this method of valuation to ensure that such Fund's securities are valued at their fair value, as determined by the Trustees in good faith. The Trustees are obligated, as a particular responsibility within the overall duty of care owed to shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of distribution and redemption at $1.00 per share.

         The Trustees' procedures include periodically monitoring, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than one-half of one percent between the two. The Trustees will take such steps as they consider appropriate including (1) the sale of the Money Market Fund's instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; (2) withholding dividends or payment of distributions from capital or capital gains; (3) redemptions of shares in kind; or (4) establishing a net asset value per share by using available market quotations or equivalents in order to minimize any material dilution or other unfair results which might arise from differences between the two.

         The Money Market Fund limits its investments to instruments which the Trustees have determined present minimal credit risk and which are "Eligible Securities" as defined by Rule 2a-7 of the 1940 Act. The Money Market Fund is also required to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share, and this precludes the purchase of any security with a remaining maturity of more than 397 days. Should the disposition of a security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as practicable. For the purpose of determining the dollar weighted average, any instrument with a stated maturity of six months or less which has a coupon (or yield) which is subject to renegotiation at designated periods of time (e.g., every 30 days), or any instrument having a coupon (or yield) which fluctuates with the change in a predetermined standard (e.g., the so-called "Prime Rate"), shall be deemed to have a maturity equivalent to the time remaining to the next date of renegotiation or the next date on which the predetermined standard may change.

         It is the normal practice of the Money Market Fund to hold securities to maturity and realize par therefor, unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Money Market Fund. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Fund, computed by dividing its annualized daily income by the net asset value computed as above, may tend to be lower than similar computations made by utilizing a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield of shares at the value computed as described above may tend to be higher than a similar computation made by utilizing a method of calculation based upon market prices and estimates.

         Since the net income of the Money Market Fund is declared as a dividend each time net income is determined, the net asset value per share remains at $1.00 per share immediately after each dividend declaration. The Money Market Fund expects to have net income at the time of each dividend determination made at the close of the Exchange. If for any reason there is a net loss which would result in the Money Market Fund's not being able to price its shares at $1.00 per share, the Money Market Fund will first offset such amount pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Money Market Fund will reduce the number of its outstanding shares by having each shareholder contribute to the Money Market Fund's capital his pro rata portion of the total number of shares required to be cancelled in order to maintain a net asset value of $1.00. EACH SHAREHOLDER WILL BE DEEMED TO HAVE AGREED TO SUCH A CONTRIBUTION IN THESE CIRCUMSTANCES BY HIS INVESTMENT IN THE MONEY MARKET FUND.

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND, THE RIVERFRONT OHIO TAX-FREE BOND FUND, THE RIVERFRONT BALANCED FUND, THE RIVERFRONT INCOME EQUITY FUND, THE RIVERFRONT LARGE COMPANY FUND, AND THE RIVERFRONT SMALL COMPANY FUND.

         Current values for such Funds' securities are determined as follows:

         (1) Securities that are traded on a securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the closing sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees;

         (2) Securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, or in the event no sale has occurred under (1) above, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) Short-term instruments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; short-term instruments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Board of Trustees;

         (4) Short-term money market instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Board of Trustees; and

         (5) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available,
(b) listed securities or those on NMS if, in the Trust's opinion, the last sales price does not reflect a current market value or if no sale occurred, and (c) other assets.

-------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

         The Trustees and officers of the Trust are:


         J. VIRGIL EARLY, Age 59, Trustee; Principal in J. Virgil Early
& Associates (business consulting); former Executive Vice President of Huntington Bankshares, Inc. Mr. Early's business address is J. Virgil Early & Associates, 11 Bliss Lane, Jekyll Island, Georgia 31527.



         WALTER B. GRIMM*, Age 52, President and Trustee; employee of BISYS Fund Services Limited Partnership since June, 1992.



         WILLIAM M. HIGGINS, Age 53, Trustee; Senior Vice President and Director of Sena Weller Rohs Williams Inc. (investment advisory services); former President and Director of Reynolds DeWitt Advisers, Inc. and former Vice President of Reynolds DeWitt Securities Co. Mr. Higgins' business address is Sena Weller Rohs Williams, Inc., 300 Main Street, 4th Fl., Cincinnati, OH 45202.



         HARVEY M. SALKIN, PH.D.*, Age 51, Trustee; Professor, Case Western Reserve University; former President and major shareholder of Mathematical Investing Systems, Inc. Dr. Salkin's business address is Case Western Reserve University, Department of Operations Research, 10900 Euclid Avenue, Cleveland, Ohio 44106-7235.



         GEORGE O. MARTINEZ, Age 37, Vice President; employee of BISYS Fund Services Limited Partnership since April, 1995; prior to April, 1995, Vice President and Associate General Counsel of Alliance Capital Management L.P. (investment management firm).



        THOMAS E. LINE, Age 29, Treasurer; employee of BISYS Fund Services Limited Partnership since January, 1997; prior to January, 1997, Senior Audit Manager of KPMG Peat Marwick LLP (independent public accountants).



         C. DAVID BUNSTINE, Age 31, Secretary; employee of BISYS Fund Services Limited Partnership since December, 1987.

         ALAINA V. METZ, Age 30, Assistant Secretary; employee of BISYS Fund Services Limited Partnership since June, 1995; prior to June, 1995, supervisor at Alliance Capital Management, L.P. (investment management firm).


         *These Trustees are interested persons of the Trust as defined under the 1940 Act.

         Except as set forth above, the address of all Trustees and officers of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219.

         During the fiscal year ended December 31, 1996, no Trustee or officer affiliated with Provident, DRZ, any other sub-adviser, the Distributor or BISYS Fund Services Ohio, Inc. received any direct remuneration from the Trust.

         The following table sets forth information regarding all compensation paid by the Trust to its trustees for their services during the fiscal year ended December 31, 1996. The Trust has no pension or retirement plans.



                               COMPENSATION TABLE

                                      Aggregate           Total Compensation
       Name and Position          Compensation from       from the Trust and
       With the Trust                 the Trust           The Fund Complex*
       --------------                 ---------                    ---------
J. Virgil Early,                       $8,500                  $8,500
Trustee

William M. Higgins,                     8,500                  8,500
Trustee

Harvey M. Salkin,                       8,500                  8,500
Trustee

Stephen G. Mintos(1)                     -0-                    -0-

--------------------
* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.



(1) Mr. Mintos resigned his position as a director of The Riverfront Funds, Inc. effective July 31, 1997.



-------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
-------------------------------------------------------------------------------


INVESTMENT ADVISER

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Funds' investment objectives, policies and restrictions, investment advisory services are provided to the Funds by The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 ("Provident") pursuant to an Investment Advisory Agreement dated as of August 1, 1997 (the "Investment Advisory Agreement"). Prior to August 1, 1994, such services were provided to the Money Market Fund, the Income Fund and the Income Equity Fund pursuant to a Management Agreement dated August 6, 1992, with Provident (the "Prior Management Agreement"), an Investment Advisory Agreement with Provident with respect to the Income Fund dated April 30, 1993 (the "Provident Advisory Agreement"), and an Investment Advisory Agreement with SunBank Capital Management, N.A. ("SunBank") with respect to the Income Equity Fund dated August 1, 1992 (the "SunBank Agreement").


         Provident's services as investment adviser are provided through its Capital Management Group. Provident's Trust and Financial Services Group currently manages assets of approximately $800 million. The Funds are the first series of a registered investment company for which Provident has provided investment advisory services.

         Provident is an Ohio banking corporation which, with its affiliates, on December 31, 1996, provided commercial lending, lease financing, consumer credit, credit card, discount brokering, data processing, personal loan financing and trust and asset management services through over 70 branch offices located in Ohio and Kentucky. Provident is a subsidiary of Provident Financial Group, Inc., a bank holding company headquartered in Cincinnati, Ohio, with approximately $6.8 billion in total consolidated assets as of December 31, 1996. Through its Ohio and Kentucky banking subsidiaries, Provident Financial Group, Inc. provides a wide range of banking services to individuals and businesses.

         Provident's Capital Management Group employs an experienced staff of professional investment analysts, portfolio managers and traders and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

         Under the Investment Advisory Agreement, Provident has agreed to provide, either directly or through one or more sub-advisers, investment advisory services for each of the Funds as described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays Provident a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: fifteen one-hundredths of one percent (.15%) for the Money Market Fund; forty one-hundredths of one percent (.40%) for the Income Fund; fifty one-hundredths of one percent (.50%) for the Ohio Tax-Free Fund; ninety one-hundredths of one percent (.90%) for the Balanced Fund;

ninety-five one-hundredths of one percent (.95%) for the Income Equity Fund; and eighty one-hundredths of one percent (.80%) for each of the Large Company Fund and the Small Company Fund. Provident may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         Under the Prior Management Agreement, for the period from January 1, 1994 to July 31, 1994, the Money Market Fund incurred $130,493 in management fees, the Income Fund incurred $58,055 in management fees, and the Income Equity Fund incurred $69,030 in management fees. For the fiscal years ended December 31, 1996 and 1995, and for the period from August 1, 1994 to December 31, 1994, the Funds incurred the following fees for the investment advisory services of
Provident:

                                                           Period from
                    Year Ended            Year Ended        8/01/94 to
    Fund             12/31/96              12/31/95          12/31/94
    ----             --------              --------          --------

Money Market       $  259,214             $ 221,912       $   96,715

Income                143,483               144,461           68,703

Ohio Tax-Free          56,870                56,114           20,864

Balanced              183,256                76,231            2,255(1)

Income Equity         688,484               407,229           59,054

Small Company         294,183                83,982(2)          N/A(2)

--------------------

(1)      Commenced operations on September 1, 1994.

(2)      Commenced operations on September 30, 1995.

         The Large Company Fund paid no investment advisory fees to Provident for the fiscal years listed in the foregoing table because the Large Company Fund did not commence operations until January 2, 1997.

         For the fiscal years ended December 31, 1996, 1995 and 1994, Provident waived investment advisory fees or reimbursed the Funds for certain expenses in the following amounts:


                          Year Ended     Year Ended      Year Ended
         Fund               12/31/96       12/31/95       12/31/94
         ----               --------       --------       --------

Money Market                   --              --              --

Income                         --           $   548            --

Ohio Tax-Free               $11,373          11,778         $ 4,394

Balanced                     28,720          69,745          16,264

Income Equity                36,661          73,635            --



Small Company                --                  900              --


         The Directors of Provident are Allen L. Davis, Jack M. Cook, Thomas D. Grote, Jr., Philip R. Myers, Joseph A. Pedoto, Sidney A. Peerless, M.D., and Joseph A. Steger.

         The principal executive officers of Provident are Allen L. Davis, President and Chief Executive Officer; Philip R. Myers, Senior Executive Vice President; Robert L. Hoverson, Executive Vice President; John R. Farrenkopf, Senior Vice President and Chief Financial Officer; and Mark E. Magee, Senior Vice President, General Counsel and Secretary.

         Unless sooner terminated, the Investment Advisory Agreement and the Sub-Investment Advisory Agreement (as described below) continue in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of a majority of votes attributable to the outstanding shares of such Fund (as defined under "The Trust and its Funds" in the Prospectus) and a majority of the Trustees who are not parties to the Investment Advisory Agreement or the Sub-Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or the Sub-Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement and the Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Fund, by vote of a majority of the outstanding shares of that Fund, or by Provident, or, in the case of a sub-adviser, on 60 days' prior written notice from such sub-adviser. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement and the Sub-Investment Advisory Agreement provide that the respective investment adviser or sub-investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment advisers or sub-investment adviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

SUB-ADVISER


         Pursuant to the terms of the Investment Advisory Agreement, Provident has entered into a Sub-Investment Advisory Agreement dated as of August 1, 1997, with DePrince, Race & Zollo, Inc., 201 South Orange Avenue, Suite 850, Orlando, Florida 32801

("DRZ"). Pursuant to the terms of such Sub-Investment Advisory Agreement, DRZ has been retained by Provident to manage the investment and reinvestment of that portion of the assets of the Income Equity Fund allocated to DRZ by the Trust's Board of Trustees subject to the direction and control of the Trust's Board of Trustees.

         Under this arrangement, DRZ is responsible for the day-to-day management of that specified portion of the Income Equity Fund's assets, investment performance, policies and guidelines, and maintaining certain books and records, and Provident is responsible for selecting and monitoring the performance of DRZ, the day-to-day management of that portion of the Income Equity Fund's assets allocated to it by the Trust's Board of Trustees, and for reporting the activities of DRZ in managing the Income Equity Fund to the Trust's Board of Trustees.

         For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with Provident, DRZ receives from Provident, a fee computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (0.50%) of the Income Equity Fund's average daily net assets of up to $55 million and fifty-five one-hundredths of one percent (0.55%) of the Income Equity Fund's average daily net assets of $55 million and above. In addition, DRZ has indicated a willingness to manage net assets of the Income Equity Fund up to $75 million (exclusive of capital appreciation and depreciation and reinvestment of dividends), but not beyond. The Board of Trustees have considered and shall continue to consider such limitation in determining what portion of the Income Equity Fund's assets should be allocated to DRZ to be managed.

         DRZ is owned jointly by Gregory M. DePrince, John D. Race and Victor A. Zollo, Jr. DRZ was established on March 1, 1995, to provide mutual funds and other institutional investors with investment management services. Prior to April 1995, Messrs. DePrince, Race and Zollo were officers and directors of SunBank Capital Management, N.A., 200 South Orange Avenue, Orlando, Florida 32801 ("SunBank"), and now serve as the directors and officers of DRZ.

         From August 1, 1994, to August 14, 1995, SunBank served as the sub-investment adviser to the Income Equity Fund pursuant to a Sub- Investment Advisory Agreement dated August 1, 1994 (the "SunBank Sub-Advisory Agreement"). From August 1, 1992 to July 31, 1994, SunBank served as investment adviser to the Income Equity Fund pursuant to the SunBank Agreement. Pursuant to the SunBank Sub-Advisory Agreement and the SunBank Agreement, SunBank received a fee, computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (0.35%) of the Income Equity Fund's average daily net assets.

         For the period from January 1, 1994 to July 31, 1994, the Income Equity Fund paid SunBank $67,502 in advisory fees. Pursuant to the terms of the SunBank Sub-Advisory Agreement, for the period from August 1, 1994, to December 31, 1994, and for the period from January 1, 1995, to August 14, 1995, Provident paid $51,630 and $92,579, respectively, to SunBank in sub-investment advisory fees. For the year ended December 31, 1996 and for the period from August 15, 1995 to December 31, 1995, Provident paid $298,193 and $77,303, respectively, to DRZ in sub-investment advisory fees.

         From August 1, 1994 to December 31, 1996, James Investment Research, Inc., 1349 Fairground Road, Beavercreek, Ohio 45385 ("JIR"), served as the sub-investment adviser to the Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated August 1, 1994 (the "JIR Sub-Advisory Agreement"). For its services provided and expenses assumed pursuant to the JIR Sub-Advisory Agreement with Provident, JIR received from Provident a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Balanced Fund's average daily net assets. Pursuant to the terms of the JIR Sub-Advisory Agreement, for the fiscal years ended December 31, 1996 and 1995, and for the period of September 1, 1994, through December 31, 1994, Provident paid JIR a total of $77,267, $25,332 and $2,819, respectively, in sub-investment advisory fees.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         In addition to serving as investment adviser, Provident has entered into a Custodian, Fund Accounting and Recordkeeping Agreement with the Trust to provide custody and certain fund accounting services to the Funds (the "Custodian Agreement"). Under the Custodian Agreement, Provident receives an annual fee from each Fund, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: .05% for the Money Market Fund; .10% for the Income Fund; .14% for the Ohio Tax-Free Fund; and .15% for each of the Income Equity Fund, the Balanced Fund, the Large Company Fund and the Small Company Fund. As custodian, Provident is responsible for safeguarding all securities and cash of the Funds.

         The following table sets forth the fees incurred by the Funds for the custody and fund accounting services provided by Provident for the fiscal years ended December 31, 1996, and 1995, and for the period of August 1, 1994 through December 31, 1994. No such fees were paid by the Large Company Fund during these periods because the Large Company Fund did not commence operations until January 2, 1997.


                                  Fiscal Year Ended
                                     December 31,              August 1, 1994
                                  -----------------               through
                Fund          1996               1995         December 31, 1994
                ----          ----               ----         -----------------

Money Market                $86,401             $73,973          $60,632

Income                       35,870              36,115            21,295

Ohio Tax-Free                15,923              15,708             5,764

Balanced                     30,516              12,666            835(1)

Income Equity               108,638              72,596            38,288

Small Company                55,160              15,578(2)            N/A

-----------------------
(1)      Commenced operations September 1, 1994.

(2)      Commenced operations September 30, 1995.


         Under the Master Transfer and Recordkeeping Agreement, the Funds pay Provident the following fees for transfer agency services. The Money Market Fund pays a minimum annual fee of $24,000 for the first 500 shareholder accounts. For shareholder accounts of the Money Market Fund in excess of 500, the Money Market Fund pays an additional annual fee of $24 for each open shareholder account and $12 for each closed shareholder account. The Small Company Fund pays a minimum annual fee of $36,000 for the first 750 shareholder accounts. For shareholder accounts in excess of 750, the Small Company Fund pays an additional annual fee of $12 for each open shareholder account and $9 for each closed shareholder account. All other Funds pay a minimum annual fee of $40,000 for the first 750 shareholder accounts and, for shareholder accounts in excess of 750, an additional annual fee of $20 for each open shareholder account and $10 for each closed shareholder account.


         The following table sets forth the total amount of fees incurred by the Funds with respect to transfer agency and recordkeeping services for the fiscal years ended December 31, 1996, 1995 and 1994. No such fees were paid by the Large Company Fund during these periods because the Large Company Fund did not commence operations until January 2, 1997.


                                    Fiscal Year     Fiscal Year    Fiscal Year
                                       Ended           Ended           Ended
         Fund                        12/31/96        12/31/95        12/31/94
         ----                        --------        --------        --------

Money Market                          $79,137         $59,257         $30,122

Income                                 38,891          37,402          11,528

Ohio Tax-Free                          26,007          25,445           1,686(1)

Balanced                               44,600          22,857             263(2)


                                    Fiscal Year     Fiscal Year    Fiscal Year
                                       Ended           Ended           Ended
         Fund                        12/31/96        12/31/95        12/31/94
         ----                        --------        --------        --------

Income Equity                         58,165           42,860         12,105
Small Company                         38,988            9,834(3)       N/A(3)

---------------------------

(1)      Commenced operations September 1, 1994.

(2)      Commenced operations August 1, 1994

(3)      Commenced operations September 30, 1995.

------------------------------------------------------------------------------
                             SECURITIES TRANSACTIONS
------------------------------------------------------------------------------


         Each adviser, under policies established by the Board of Trustees, selects broker-dealers to execute transactions for the Funds. It is the policy of the Trust, in effecting transactions in portfolio securities, to seek best execution of and best price for orders. The determination of what may constitute best execution and price in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund, involving both the price paid or received and any commissions and other costs paid, the breadth of the market where executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Board of Trustees in determining the overall reasonableness of brokerage commissions paid. In determining best execution and selecting brokers to execute transactions, the advisers may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information provided to the Funds or to any other account over which the advisers or their affiliates exercise investment discretion. Each adviser is authorized to pay broker-dealers who provide such brokerage and research services a commission for executing each such Fund's transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a

Fund or to the adviser is considered to be in addition to and not in lieu of services required to be performed by such adviser under its agreement with the Trust. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreements, the advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with
Section 28(e) of the Securities Exchange Act of 1934. In the event the advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Trust and its Funds.

         From time to time DRZ may direct brokerage transactions for the Income Equity Fund to brokerage firms in return for research services from such firms. Such research services include performance measurement services, databases containing financial and other information on companies, news retrieval systems, stock quote systems, and computer software programs that measure performance, identify companies on the basis of certain selection criteria, and allocate trades. For the fiscal year ended December 31, 1996, DRZ directed such transactions to the following brokers in the following amounts and paid the following brokerage commissions:


                                                            Brokerage
      Broker                    Amount Of Transaction      Commissions
      ------                    ---------------------      -----------

Alpha Management                      $   964,173         $     1,551

Donaldson, Lufkin &                     8,221,133              12,455
Jenrette

Donaldson and Company                     635,817                 814

Factset                                 4,261,816               6,396

First Boston Co.                        4,956,443               7,975

Merrill Lynch Co.                       1,884,699               2,793

Paine Webber Co.                        5,198,062               7,810

Robertson, Stephens                       174,167                 258
Company

Standard & Poors Co.                    3,436,240               4,694
                                      -----------         -----------

TOTAL                                 $29,732,550         $    44,746
                                      ===========         ===========


         In addition, DRZ, on behalf of the Income Equity Fund, in the past has directed brokerage transactions to First Boston Corporation, which participates in fee recapture programs whereby such brokerage firms refund a portion of the Income Equity Fund's brokerage commissions to the Income Equity Fund. For the fiscal year ended December 31, 1995, the total amount of brokerage transactions directed by DRZ to First Boston Corp. was $29,487,974, and the total amount of brokerage commissions paid to First Boston
Corp. under this arrangement was $50,199.

         On behalf of the Small Company Fund, Provident from time to time directs brokerage transactions to Autranet (a subsidiary of Donaldson, Lufkin & Jenrette), to William O'Neill & Company, and to Kalb Vorrhis & Company in return for fundamental and technical research on equity securities. For the fiscal year ended December 31, 1996, Provident directed brokerage transactions to these firms in the following amounts: $16,163,421, $12,859,396, and $374,650, respectively, and paid to such brokers on behalf of the Small Company Fund the following brokerage commissions for those transactions: $38,864, $28,845 and $900, respectively.

         The Money Market Fund, the Income Fund, the Ohio Tax-Free Fund and the Balanced Fund expect that purchases and sales of income securities usually will be principal transactions. Income securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by such Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Income Fund may seek to maximize the rate of return on its portfolio by engaging in short-term trading consistent with its investment objective. Trading will occur primarily in anticipation of or in response to market developments or to take advantage of a market decline (a rise in interest rates) or to purchase in anticipation of a market rise (a decline in interest rates) and later sell. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Provident believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such things as changes in the overall demand for, or supply of, various types of U.S. government securities and other eligible securities or changes in the investment objectives of investors. This policy of short-term trading may result in a higher portfolio turnover and increased expenses.

         The Income Equity Fund, the Balanced Fund, the Large Company Fund and the Small Company Fund expect that purchases and sales of equity securities usually will be effected through brokerage transactions for which commissions will be payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or mark down. Where transactions are made in the over-the-counter market, such Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Income Equity Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities for such Fund in order to take advantage of the lower purchase price available to members of such a group.

         The Trust's Board of Trustees has determined that each Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Trust with respect to brokerage is and will be reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Funds are made independently from similar accounts managed by the advisers. Such similar accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such accounts managed by the advisers, the transaction will be averaged as to price and available investments allocated as to amount in the manner which each adviser believes to be equitable to a Fund and such accounts. In some instances, these investment procedures may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, each adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its similar accounts in order to obtain best execution.

         The following table sets forth brokerage commissions paid by the Funds for the past three fiscal years:

                               For the Year Ended(1)

     Fund                12/31/96     12/31/95   12/31/94
     ----                --------     --------   --------

Money Market             $  -0-       $  -0-    $    -0-

Income                      -0-          -0-         -0-

Ohio Tax-Free               -0-          -0-         -0-

Balanced                  27,535       15,465        2,217

Income Equity            304,979(2)   269,007(3)    93,502

Small Company            218,171      446,816(4)   557,458(5)


--------------------

(1) Unless otherwise indicated, no brokerage commissions were paid to an affiliated broker-dealer.

(2) Of this amount, $76,751 was paid to Provident Securities & Investment Company, an affiliate of Provident.

(3) Of this amount, $67,723 was paid to Provident Securities & Investment Company, an affiliate of Provident.

(4) Includes the fiscal year ended September 30, 1995 and the fiscal period of October 1, 1995, through December 30, 1995.

(5)      For the fiscal year ended September 30, 1994.

         No brokerage commissions were paid by the Large Company Fund during any of the foregoing periods, because the Large Company Fund did not commence operations until January 2, 1997.

         During the fiscal year ended December 31, 1996, the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund and the Small Company Fund held securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies, including those of Dean Witter, Donaldson Lufkin & Jenrette, Goldman Sachs & Co., Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc., PaineWebber Group, Inc. and Prudential Funding Corp. At December 31, 1996, the Money Market Fund held approximately $7,000,000 of Merrill Lynch discount notes, an $18,295,000 repurchase agreement with Dean Witter and a $35,000,000 repurchase agreement with Prudential Funding Corp. At December 31, 1996, the Income Fund held approximately $540,000 of Lehman Brothers Holdings corporate bonds, and the Ohio Tax-Free Fund held approximately $443,000 of the Goldman Tax-Free Fund.

--------------------------------------------------------------------------------
                                  ADMINISTRATOR
--------------------------------------------------------------------------------

         BISYS Fund Services Limited Partnership serves as administrator (the "Administrator") to the Trust and each Fund pursuant to an Administration Agreement (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by Provident and DRZ under the Investment Advisory Agreement and Sub-Investment Advisory Agreement, as applicable, and by Provident under the Custodian Agreement and under the Master Transfer and Recordkeeping Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Trust, furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and transfer agent; prepare compliance filings pursuant to state securities laws; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statements (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Fund, periodic review of the amount of the deviation, if any, of the current net asset value per share (calculated using available market quotations or an appropriate substitute that reflects current market conditions) from the Money Market Fund's amortized cost price per share; and generally assist in all aspects of the Trust's operations other than those performed by Provident and DRZ under the Investment Advisory Agreement and Sub-Investment Advisory Agreement, and by Provident under the Custodian Agreement and under the Master Transfer and Recordkeeping Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, at the annual rate of 0.20% of that Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

         Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until December 31, 199_. The Administration Agreement thereafter shall be renewed automatically for successive two-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error or judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         The following table sets forth the fees paid by the Funds to the Administrator for administrative services for the past two fiscal years and the period of February 1, 1994 through December 31, 1994:

                                                                     From 2/1/94
                                 Year Ended      Year Ended            through
        Fund                      12/31/96        12/31/95             12/31/94
        ----                      --------        --------             --------

Money Market                      $345,611        $296,225            282,711(1)

Income                              71,742          72,231             53,444(1)

Ohio Tax-Free                       22,744          22,439              8,346(2)

Balanced                            40,688          16,888              1,113(3)

Income Equity                      144,850          96,796             59,369(1)

Small Company                       73,546          20,771(4)             N/A

--------------------

(1) Keystone Custodian Funds, Inc., 200 Berkeley Street, Boston, Massachusetts 02116 ("Keystone") provided administration services for the one-month period ended January 31, 1994. For such period the Income Fund paid Keystone an administration fee of $8,178, the Income Equity Fund paid Keystone an administration fee of $8,904, and the Money Market Fund paid to or accrued for the account of Keystone an administration fee of $12,019.

(2)      Commenced operations August 1, 1994.

(3)      Commenced operations September 1, 1994.

(4)      Commenced operations October 1, 1995.

         The Large Company Fund did not pay administration fees to the Administrator for any of the foregoing periods because it did not commence operations until January 2, 1997.

--------------------------------------------------------------------------------
                                   DISTRIBUTOR
--------------------------------------------------------------------------------


         The Distributor serves as distributor to each of the Funds pursuant to a Distribution Agreement dated August 1, 1997 (the

"Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement continues until December 31, 1998, and for successive one-year periods thereafter ending December 31 of each year if approved at least annually by the Trust's Board of Trustees or by the vote of a majority of the votes attributable to the outstanding shares of the Trust, and by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         For the fiscal years ended December 31, 1996 and 1995 and for the period from February 1, 1994 to December 31, 1994, commissions paid to the Distributor under the Distribution Agreement with respect to the sale of shares of the Funds, after discounts to dealers, were $675,842, $314,870 and $311,412, respectively. For such periods, $634,802, $190,064 and $276,225 were reallowed by the Distributor to Provident Securities & Investment Company, an affiliate of Provident.

         For the one-month period ended January 31, 1994, Fiduciary Investment Company, Inc. ("FICO") served as principal underwriter for the Trust pursuant to a Principal Underwriting Agreement (the "Underwriting Agreement"). For the one-month period ended January 31, 1994, FICO received no payments from the Money Market Fund, the Income Fund or the Income Equity Fund.
--------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
--------------------------------------------------------------------------------

         Each Fund has adopted a Distribution and Shareholder Service Plan relating to its Investor A class of shares (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act. In addition, each of the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund and the Small Company Fund has adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 under the 1940 Act relating to its Investor B Class of Shares (the "Investor B Plan"). The Investor A Plan and the Investor B Plan are hereinafter referred to as the "Plans." Rule 12b-1 regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. Each Fund adopted both its Investor A Plan and Investor B Plan prior to the public offering of its shares of that class. The Investor A Plan provides that a Fund may incur certain expenses which may not exceed a maximum amount up to 0.25% of such Fund's average daily net assets for any fiscal year occurring after the inception of the Investor A Plan. Amounts paid under the Investor A Plan are to be paid to the Distributor in order to pay costs of distribution of a Fund's Investor A shares, including payment to the Distributor for efforts expended in respect of or in furtherance of sales of Investor A shares of the Fund and to enable the Distributor to pay or to have paid to others who sell or have sold Fund Investor A shares a maintenance or other fee, at such intervals as the Distributor may determine in respect of Fund Investor A shares previously sold by any such others at any time and remaining outstanding during the period in respect of which such fee is or has been paid. Such payments would be made through the Distributor to compensate broker-dealers and others whose clients invest in Investor A shares of a Fund for continuing services to their clients based on the average daily net asset value of such accounts remaining outstanding on the books of the Fund for specified periods.

         The Investor B Plan authorizes a Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 1.00% of the average daily net asset value of the Investor B shares of that Fund. Pursuant to the Investor B Plan, a Fund is authorized to pay or reimburse the Distributor
(a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of Investor B shares of that Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee"). Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders. Payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other institutions.

         The Funds make no payments in connection with the sales of their shares other than the fees paid to the Distributor under the respective Plans. As a result, the Funds do not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Funds, or interest, carrying or other financing charges in connection with excess amounts expended.

         All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to a Plan or any related agreement must provide to the Trust's Board of Trustees at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments from the Distributor pursuant to a Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons.

         While each Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" as defined by the 1940 Act ("Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

         Each Plan was approved by the Board of Trustees and by those Independent Trustees who have no direct or indirect financial interest in the operation of each Plan or any agreements of the Trust or any other person related to a Plan ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may be continued annually if approved by a majority vote of the Trustees, and by a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Each Plan may not be amended in order to increase materially the amount of distribution expenses permitted under a Plan without being approved by a majority vote of the outstanding voting shares of that class of the Fund. Each Plan may be terminated as to a specific class of a Fund at any time by a majority vote of the Rule 12b-1 Trustees or a majority of the outstanding voting shares of the effected class of that Fund.

         For the fiscal year ended December 31, 1996, the following amounts were payable by the funds (except for the large Company fund, which did not commence operations until January 2, 1997) to the distributor and waived by the distributor, respectively, under the plans.

                              Investor A Plan             Investor B Plan
                              ---------------             ---------------
       Fund                Payable       Waived        Payable       Waived
       ----                -------       ------        -------       ------

Money Market Fund          $432,174     $432,174              N/A(1)

Income Fund                  86,548       30,720     $ 12,436     $      0

Ohio Tax-Free Fund           26,681          N/A        7,017            0

Balanced Fund                30,170       11,929       82,801            0

Income Equity Fund          168,345       30,199       51,209            0

Small Company Fund           90,637          N/A        5,182            0

---------------------------
1 The Money Market Fund does not offer Investor B shares and therefore does not make payments under the Investor B Plan.

--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------


         The Trust is an Ohio business trust. The Trust was organized on October 11, 1996, and the Trust's Declaration of Trust was filed with the Secretary of Ohio on May 2, 1997. On August 1, 1997, the Trust acquired all of the assets and liabilities of The Riverfront Funds, Inc., a Maryland corporation. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust presently has seven series of shares which represent interests in the Funds of the Trust. The shares of each Fund, other than the Money Market Fund, are offered in two separate Classes: Investor A shares and Investor B shares. Shares of the Money Market Fund are only offered in the Investor A class of shares. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

TOTAL RETURN

         Total return quotations for each of the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Small Company Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which a Fund has had operations, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         The average annual total returns of each of the Investor A Shares of the Funds are as follows:

                                                 Investor A Shares

                          With Front-end Sales Loads             Without Front-end Sales Loads
                          --------------------------             -----------------------------
                       One Year      Five Years   Inception      One Year       Five Years    Inception
                        Ended          Ended          to          Ended           Ended            to
        Fund          12/31/96       12/31/96     12/31/96(1)    12/31/96        12/31/96     12/31/96(1)
        ----          --------       --------    -----------     --------        --------     -----------

Money Market            4.89%           N/A        4.21%           4.89%           N/A        4.21%

Income                 (2.12%)          N/A        3.13%           2.51%           N/A        4.25%

Ohio Tax-Free          (1.72%)          N/A        3.47%           2.95%           N/A        5.45%

Balanced                0.96%           N/A        8.53%           5.76%           N/A       10.69%

Income Equity          14.52%           N/A       16.25%          19.88%           N/A       17.52%

Small
Company(2)              5.19%          7.08%       9.47%          10.17%          8.08%      10.01%

-----------------------

1        Dates of Inception: Money Market and Income Funds -- 10/1/92;
         Ohio Tax-Free Fund -- 8/1/94; the Balanced Fund -- 9/1/94;
         Income Equity Fund -- 10/8/92; and Small Company Fund -- 7/23/87.

2 The performance for the Small Company Fund includes the performance of the MIM Stock Appreciation Fund, the Small Company Fund's predecessor.

         The average annual total returns of each of the Investor B Shares of the Funds are as follows:


                                         Investor B Shares

      Fund               One Year Ended 12/31/96      Inception To 12/31/96(3)(4)
      ----               -----------------------      ---------------------------

Income                          (2.17%)                           3.37%

Ohio Tax-Free                   (1.76%)                           3.23%

Balanced                         1.27%                            8.83%

Income Equity                   15.67%                           16.72%

Small Company                    5.10%                            9.93%

-------------------------

(3) Dates of Inception -- the Income, Tax-Free, Balanced and Income Equity Funds -- 1/15/95; and the Small Company Fund --
         10/1/95.

(4) Includes the total return for the Investor A shares from January 1, 1995 to January 16, 1995.

         Without reimbursement of expenses and/or waiver of fees by Provident, the average annual total returns of the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund and the Income Equity Fund for such periods would have been lower.


         For the one year, five year and ten year periods ended April 30, 1997, the average annual total returns for the Large Company Fund, including the CIFs (the predecessors to the Large Company Fund whose returns have been restated to reflect the estimated fees for the Large Company Fund for the current fiscal year) are as follows:




                                   Investor A Shares
                                   -----------------

         With Front-end Sales Loads               Without Front-end Sales Loads
         --------------------------               -----------------------------

    One Year     Five Year      Ten Year       One Year        Five Year      Ten Year
    --------     ---------      --------       --------        ---------      --------
     20.10%        14.58%        11.29%         25.76%           15.63%        11.80%





                               Investor B Shares
                               -----------------

              One Year             Five Year          Ten Year
              --------             ---------          --------
                    Without Contingent Deferred Sales Loads
                    ---------------------------------------

               27.16%                15.19%            11.18%

                    With Contingent Deferred Sales Loads
                    ---------------------------------------

               23.16%                14.96%            11.18%
         These performance figures are not those of the Large Company Fund. And, of course, past performance is no guarantee as to future performance.

30-DAY YIELD

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a recent

30-day period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.

         For the 30-day period ended December 31, 1996, the yields of the indicated Portfolios are as follows:

                                INVESTOR A SHARES          INVESTOR B SHARES

                         With Front-          Without      Without Contingent
                          End Sales          Front-End       Deferred Sales
                            Loads           Sales Loads           Load
                            -----           -----------           ----
Income Fund                  5.14%             5.39%              4.52%

Ohio Tax-Free Fund           3.32%             3.48%              2.71%

Balanced Fund                1.53%             1.60%              0.78%

Income Equity Fund           1.33%             1.40%              0.56%

         Without reimbursement of expenses and/or waiver of fees by Provident, the current yields of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund and the Balanced Fund for the same period would have been lower.

         In addition, with respect to the Ohio Tax-Free Fund, tax equivalent yields will be computed by dividing that portion of the Ohio Tax-Free Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Ohio Tax-Free Fund which is not tax-exempt. For the 30-day period ended December 31, 1996, the tax-equivalent yield for the Investor A shares of the Ohio Tax-Free Fund (assuming a 39.6% federal tax rate) was 5.49%, assuming the imposition of the maximum sales charge, and 5.75%, excluding the effect of a sales charge. For that same period, the tax-equivalent yield for the Investor B shares of the Ohio Tax-Free Fund (assuming a 39.6% federal tax rate) was 4.48%.


         For the 30-day period ended April 30, 1997, the yield of the Investor A Shares of the Large Company Fund was 0.475%, assuming the imposition of the maximum sales load. For the same period, the yield of the Investor B shares of the Large Company Fund was (0.012)%, assuming no imposition of the maximum contingent deferred sales charge.


SEVEN-DAY YIELD

         The yield for the Money Market Fund as it may appear from time to time in advertisements will be calculated by determining the net change, exclusive of capital changes (all realized and unrealized gains and losses), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, multiplying the base period return by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The determination of net change in account value will reflect the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to all shareholder accounts in proportion to the length of the base period and the Money Market Fund's average account size.

         If realized and unrealized gains and losses were included in the yield calculation, the yield of the Money Market Fund might vary materially from that reported in advertisements. For the seven-day period ended December 31, 1996, the current yield of the Money Market Fund was 4.94%.

         In addition to the yield of the Money Market Fund, its effective yield may appear from time to time in advertisements. The effective yield will be calculated by compounding the unannualized base period yield by adding 1 to the quotient, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent. For the seven-day period ended December 31, 1996, the effective yield of the Money Market Fund was 5.06%.

         The yield and effective yield as quoted in such advertisements will not be based on information as of a date more than fourteen days prior to the date of their publication. Each yield will vary depending on market conditions and principal. Each yield also depends on the quality, maturity and type of instruments held and operating expenses. The advertisements will include, among other things, the length of the base period and the date of the last day in the base period used in computing the quotation.

DISTRIBUTION RATES

         Each of the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, and the Small Company Fund may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus. The following table sets forth the distribution rates of the Investor A and B Shares for the year ended December 31, 1996.

                                                                Investor A Shares

                                     With Front-End Sales Loads                 Without Front-End Sales Loads

                                   Includes              Excludes              Includes               Excludes
                                   --------              --------              --------               --------
Fund                            Capital Gains         Capital Gains         Capital Gains          Capital Gains
----                            -------------         -------------         -------------          -------------

Income                              5.18%                 5.18%                 5.42%                  5.42%

Ohio Tax-Free                       3.67%                 3.67%                 3.84%                  3.84%

Balanced                            2.52%                 2.52%                 2.64%                  2.64%

Income Equity                       16.86%                1.65%                 17.65%                 1.73%

Small Company                       10.48%                0.00%                 10.97%                 0.00%


                               Without Contingent Deferred Sales Loads

                            Includes Capital Gains  Excludes Capital Gains
                            ----------------------  ----------------------
Fund
----
Income                               4.58%                   4.58%

Ohio Tax-Free                        3.01%                   3.01%

Balanced                             2.12%                   2.12%

Income Equity                       16.57%                   0.97%

Small Company                       10.59%                   0.00%


GENERAL

         The yield and total return of any investment are generally a function of quality and maturity, type of investment and operating expenses. A Fund's yields and total return will fluctuate from time to time and are not necessarily representative of future results.

         Yield and total return information is useful in reviewing a Fund's performance, but because yield and total return will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. An investor's principal is not guaranteed by the Fund.

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (a) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (b) discussions of general economic trends; (c) presentations of statistical data to supplement such discussions; (d) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (e) descriptions of investment strategies for one or more of the Funds within the Trust; (f) descriptions of investment strategies for one or more of such Funds; (g) descriptions or comparisons of various investment products, which may or may not include the Funds; (h) comparisons of investments products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (i) discussions of fund rankings or ratings by recognized rating organizations; and (j) testimonials describing the experience of persons who have invested in one or more of the Funds.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES


         To the knowledge of the Trust, as of June 6, 1997, the persons listed below owned of record 5% or more of the outstanding shares of the following
Funds:




                        Name and Address
Fund                    Of Owner Of Record                           % Ownership
----                    ------------------                           -----------
Money Market,           The Provident Bank
Investor A Shares       P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                      70.43%

                        BHC Securities, Inc.
                        One Commerce Square
                        Philadelphia, Pennsylvania 19103(1)              24.36%

Income,                 The Provident Bank
Investor A Shares       One East Fourth Street
                        Cincinnati, Ohio 45202                           47.48%

                        The Provident Bank Trust Department
                        P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                      37.19%

                        The Provident Bank Trust Department
                        Employee Benefit Plan
                        P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                       6.96%

Income,                 The Fifth Third Bank as Trustee FBO
Investor B Shares       Cincinnati Institute of Fine Arts
                        P.O. Box 630074
                        Cincinnati, Ohio 45263                           17.73%


Balanced,               BHC Securities, Inc.
Investor A Shares       One Commerce Square
                        Philadelphia, Pennsylvania 19103(1)              55.22%

                        The Provident Bank TTEE FBO
                        Provident Financial Group
                        401K Equity
                        P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                      22.66%

                        The Provident Bank Trust Department
                        Employee Benefit Plan
                        P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                      14.08%

Ohio Tax-Free,          The Provident Bank Trust Department
Investor A Shares       P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                      98.32%

Ohio Tax-Free,          BHC Securities, Inc.
Investor B Shares       One Commerce Square
                        Philadelphia, Pennsylvania 19103(1)              52.76%

Large Company,          The Provident Bank Trust Department
Investor A Shares       P.O. Box 691198
                        Cincinnati, Ohio 45269-1198                      99.22%

Large Company,          BHC Securities, Inc.
Investor B Shares       One Commerce Square
                        Philadelphia, Pennsylvania 19103(1)              54.35%


                                  Name and Address
Fund                              Of Owner Of Record                           % Ownership
----                              ------------------                           -----------

Income Equity,                    The Chase Manhattan Bank as Trustee
Investor A Shares                 for The General Cable Corporation
                                  4 Tesseneer Drive
                                  Highland Heights, Kentucky 41076                42.20%

                                  Provident Bank TTEE FBO
                                  Provident Bancorp 401(k)
                                  Equity
                                  P.O. Box 691198
                                  Cincinnati, Ohio 45269-1198                     7.66%

                                  BHC Securities, Inc.
                                  One Commerce Square
                                  Philadelphia, Pennsylvania 19103(1)             26.96%

                                  The Provident Bank Trust Department
                                  Employee Benefit Plan
                                  P.O. Box 691198
                                  Cincinnati, Ohio 45269-1198                     6.60%


Small Company,                    BHC Securities, Inc.
Investor B Shares                 One Commerce Square
                                  Philadelphia, Pennsylvania 19103(1)             10.47%


--------------------

(1) BCH Securities, Inc. holds such shares for various underlying beneficial owners.


AUDITORS

         The financial statements of each of the Funds, except the Large Company Fund, at and for the fiscal year ended December 31, 1996, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, independent certified public accountants as set forth in their report appearing elsewhere herein and are included in reliance upon such report given on the authority of Ernst & Young LLP as experts in auditing and accounting.

LEGAL COUNSEL

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215, is counsel to the Trust and will pass upon the legality of the shares offered hereby.

GENERAL

         Except as otherwise stated in the Prospectus, this Statement of Additional Information, or required by law, the Trust reserves the right to change the terms of the offer stated in the Prospectus or this Statement of Additional Information without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Prospectus, this Statement of Additional Information or in supplemental sales literature issued by the Trust or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission") which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following financial statements relate to each of the Funds, except the Large Company Fund, at and for the fiscal year ended December 31, 1996. Effective January 2, 1997, The Riverfront Flexible Growth Fund changed its name to The Riverfront Balanced Fund. Financial statements of the Large Company Fund are not included in this Statement of Additional Information because the Large Company Fund did not commence operations until January 2, 1997.


        The following unaudited financial statements for The Riverfront Large Company Select Fund for the period ended April 30, 1997, reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Of course, there can be no guarantee that such results will be reflected in the financial statements as of December 31, 1997.

Report of Independent Accountants
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996




To the Shareholders and Directors
The Riverfront Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The Riverfront Funds, Inc. (comprising, respectively, U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Flexible Growth Fund, and Stock Appreciation Fund) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund, and from October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund, and financial highlights for each of the two years ended December 31, 1996 of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund and for the year ended December 31, 1996 and the period October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Stock Appreciation Fund for the periods and years ended prior to October 1, 1995, were audited by other auditors whose report dated October 11, 1995, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds, Inc. at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the respective periods ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
                                                              ------------------

Cincinnati, Ohio
February 20, 1997

Statements of Assets and Liabilities
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996


                                                                                            U.S. GOVERNMENT        U.S. GOVERNMENT
                                                                                            SECURITIES  MONEY          INCOME
                                                                                             MARKET FUND                FUND
                                                                                             -----------                ----

Assets:
Investments, at value (Cost $128,546,762; $34,345,949; and $77,468,431, respectively)...       $128,546,762           $34,599,514

Repurchase agreements (Cost $53,295,000; $0; and $0, respectively)......................         53,295,000
                                                                                               ------------           -----------
TOTAL INVESTMENTS ......................................................................        181,841,762           34,599,514
Interest and dividends receivable ......................................................             53,298              424,677
Receivable for capital shares issued ...................................................                                      71
Receivable from brokers for investments sold ...........................................

Prepaid expenses and other assets ......................................................              1,426               26,993
                                                                                               ------------          -----------

TOTAL ASSETS ...........................................................................        181,896,486           35,051,255
                                                                                               ------------          -----------
Liabilities:
Dividends payable ......................................................................            708,084                  412
Payable for capital shares redeemed ....................................................                                   7,558
Payable to brokers for investments purchased ...........................................
Accrued expenses AND other payables:
    Investment advisory fees ...........................................................             21,577               11,883
    Administration fees ................................................................             28,769                5,943
    12b-1 fees (Investor A) ............................................................                                   4,314
    12b-1 fees (Investor B) ............................................................                                   1,100
    Registration and filing fees .......................................................             35,059                6,289
    Transfer agent fees ................................................................              6,368                3,345
    Audit and legal fees ...............................................................             42,052                9,117
    Printing fees ......................................................................             26,134                7,306
    Other ..............................................................................             11,184                3,155
                                                                                               ------------          -----------
TOTAL LIABILITIES ......................................................................            879,227               60,422
                                                                                               ------------          -----------

Net Assets:
Capital ................................................................................        181,019,549           36,562,678
Undistributed (distributions in excess of) net investment income (loss) ................                                  30,029
Net unrealized apppreciation on investments ............................................                                 253,565
Accumulated undistributed net realized gains (losses) on investment
transactions ...........................................................................             (2,290)          (1,855,439)
                                                                                               ------------          -----------
    NET ASSETS .........................................................................       $181,017,259          $34,990,833
                                                                                               ============          ===========

Net Assets
    Investor A Shares ..................................................................       $181,017,259          $33,694,340
    Investor B Shares ..................................................................                 NA            1,296,493
                                                                                               ------------          -----------
        Total ..........................................................................       $181,017,259          $34,990,833
                                                                                               ============          ===========

Shares of capital stock
    Investor A Shares ..................................................................        181,019,549            3,571,637
    Investor B Shares ..................................................................                 NA              121,807
                                                                                               ------------          -----------

        Total ..........................................................................        181,019,549            3,693,444
                                                                                               ============          ===========
Net asset value
    Investor A Shares -- redemption price per share ....................................       $       1.00          $      9.43
    Investor B Shares -- offering price per share* .....................................                 NA                10.64
                                                                                               ============          ===========
Maximum Sales Charge (Investor A) ......................................................                 NA                 4.50%
                                                                                               ============          ===========

Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
  value adjusted to nearest cent) (Investor A) (a) .....................................       $       1.00          $      9.87
                                                                                               ============          ===========

                                                                                                      INCOME
                                                                                                      EQUITY
                                                                                                       FUND
                                                                                                       ----
Assets:
Investments, at value (Cost $128,546,762; $34,345,949; and $77,468,431, respectively)               $81,452,789
Repurchase agreements (Cost $53,295,000; $0; and $0, respectively)
                                                                                                    -----------
TOTAL INVESTMENTS ......................................................................             81,452,789
Interest and dividends receivable ......................................................                244,834
Receivable for capital shares issued ...................................................                 44,285
Receivable from brokers for investments sold ...........................................                 83,107

Prepaid expenses and other assets ......................................................                 19,622
                                                                                                    -----------

TOTAL ASSETS ...........................................................................             81,844,637
                                                                                                    -----------
Liabilities:
Dividends payable ......................................................................
Payable for capital shares redeemed ....................................................                 11,492
Payable to brokers for investments purchased ...........................................                690,245
Accrued expenses and other payables:
    Investment advisory fees ...........................................................                 60,830
    Administration fees ................................................................                 12,986
    12b-1 fees (Investor A) ............................................................                 12,172
    12b-1 fees (Investor B) ............................................................                  6,300
    Registration and filing fees .......................................................                 12,246
    Transfer agent fees ................................................................                    999
    Audit and legal fees ...............................................................                 14,209
    Printing fees ......................................................................                 12,863
    Other ..............................................................................                 10,271
                                                                                                    -----------
TOTAL LIABILITIES ......................................................................                844,613
                                                                                                    -----------

Net Assets:
Capital ................................................................................             74,654,539
Undistributed (distributions in excess of) net investment income (loss) ................
Net unrealized apppreciation on investments ............................................              3,984,358
Accumulated undistributed net realized gains (losses) on investment
transactions ...........................................................................              2,361,127
                                                                                                    -----------
    NET ASSETS .........................................................................            $81,000,024
                                                                                                    ===========

Net Assets
    Investor A Shares ..................................................................             $73,368,104
    Investor B Shares ..................................................................               7,631,920
                                                                                                     -----------
        Total ..........................................................................             $81,000,024
                                                                                                     ===========

Shares of capital stock
    Investor A Shares ..................................................................              6,154,052
    Investor B Shares ..................................................................                627,857
                                                                                                    -----------

        Total...........................................................................              6,781,909
                                                                                                    ===========
Net asset value
    Investor A Shares -- redemption price per share ....................................             $    11.92
    Investor B Shares -- offering price per share* .....................................                  12.16
                                                                                                    ===========
Maximum Sales Charge (Investor A) ......................................................                   4.50%
                                                                                                    ===========

Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
  value adjusted to nearest cent) (Investor A) (a) .....................................            $     12.48
                                                                                                    ===========


(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
* Redemption price of Investor B shares varies based on length of time shares are held.
NA   Not applicable




See Notes to Financial Statements.

Statements of Assets and Liabilities
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996

                                                                                            OHIO TAX-FREE        FLEXIBLE GROWTH
                                                                                              BOND FUND                FUND
                                                                                              ---------                ----
ASSETS:
Investments, at value (Cost $11,126,979; $18,999,696;
  and $26,843,438, respectively)....................................................         $11,577,458           $21,053,295
Cash ...............................................................................               1,912
Interest and dividends receivable ..................................................              70,747               116,765
Receivable for capital shares issued ...............................................              50,000                44,095
Receivable from brokers for investments sold .......................................
Unamortized organization costs .....................................................
Prepaid expenses and other assets
 ...................................................................................                 729                24,321
                                                                                             -----------           -----------

Total Assets .......................................................................          11,700,846            21,238,476
                                                                                             -----------           -----------
Liabilities:
Cash Overdraft .....................................................................                                   364,681
Payable for capital shares redeemed ................................................                                    28,247
Payable to brokers for investments purchased .......................................
Accrued expenses and other payables:
    Investment advisory fees .......................................................               3,935                14,917
    Administration fees ............................................................               1,964                 3,728
    12b-1 fees (Investor A) ........................................................               2,413                 1,460
    12b-1 fees (Investor B) ........................................................                 807                 8,469
    Transfer agent fees ............................................................               2,933                 5,235
    Audit and legal fees ...........................................................               3,723                 5,259
    Printing fees ..................................................................               3,000                 5,394
    Custodian fees .................................................................               1,377                 2,797
    Organizational fees ............................................................               3,456                   983
    Other ..........................................................................                 214                 2,828
                                                                                             -----------           -----------
TOTAL LIABILITIES ..................................................................              23,822               443,998
                                                                                             -----------           -----------
NET ASSETS:
Capital ............................................................................          11,222,517            18,891,988
Undistributed (distributions in excess of) net investment income (loss) ............               6,757                 2,553
Net unrealized appreciation on investments .........................................             450,479             2,053,599
Accumulated undistributed net realized gains (losses) on investment
  transactions .....................................................................              (2,729)             (153,662)
                                                                                             -----------           -----------
    Net Assets .....................................................................        $ 11,677,024          $ 20,794,478
                                                                                            ============          ============

Net Assets
    Investor A Shares ..............................................................        $ 10,693,087          $ 10,786,341

    Investor B Shares ..............................................................             983,937            10,008,137
                                                                                             -----------           -----------
      Total ........................................................................         $11,677,024          $ 20,794,478
                                                                                             ===========          ============

Shares of capital stock
    Investor A Shares ..............................................................           1,027,469               922,900
    Investor B Shares ..............................................................              92,478               831,165
                                                                                             -----------           -----------

      Total ........................................................................           1,119,947             1,754,065
                                                                                             ===========          ============
Net asset value
    Investor A Shares -- redemption price per share ................................         $     10.41          $      11.69
    Investor B Shares -- offering price per share* .................................               10.64                 12.04
                                                                                             ===========          ============

Maximum Sales Charge (Investor A)                                                                   4.50%                 4.50%
                                                                                             ===========          ============
Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
  value adjusted to nearest cent) (Investor A) .....................................        $      10.90          $      12.24
                                                                                             ===========          ============

                                                                                               STOCK APPRECIATION
                                                                                                      FUND
                                                                                                      ----
ASSETS:
Investments, at value (Cost $11,126,979; $18,999,696;
  and $26,843,438, respectively) ...................................................              $32,286,516
Cash ...............................................................................
Interest and dividends receivable ..................................................                    5,883
Receivable for capital shares issued ...............................................                    1,086
Receivable from brokers for investments sold .......................................                  171,819
Unamortized organization costs .....................................................                   11,408
Prepaid expenses and other assets ..................................................                    8,546
                                                                                                  -----------

Total Assets .......................................................................               32,485,258
                                                                                                  -----------
Liabilities:
Cash Overdraft .....................................................................
Payable for capital shares redeemed ................................................                      226
Payable to brokers for investments purchased .......................................                  503,806
Accrued expenses and other payables:
    Investment advisory fees .......................................................                   21,791
    Administration fees ............................................................                    5,448
    12b-1 fees (Investor A) ........................................................                    6,663
    12b-1 fees (Investor B) ........................................................                      568
    Transfer agent fees ............................................................                    3,798
    Audit and legal fees ...........................................................                    8,709
    Printing fees ..................................................................                    7,579
    Custodian fees .................................................................                    4,086
    Organizational fees ............................................................
    Other ..........................................................................                    8,247
                                                                                                  -----------
TOTAL LIABILITIES ..................................................................                  570,921
                                                                                                  -----------
NET ASSETS:
Capital ............................................................................               24,464,920
Undistributed (distributions in excess of) net investment income (loss) ............                  (29,793)
Net unrealized appreciation on investments .........................................                5,443,078
Accumulated undistributed net realized gains (losses) on investment
  transactions .....................................................................                2,036,132
                                                                                                  -----------
    Net Assets .....................................................................             $ 31,914,337
                                                                                                 ============

Net Assets
    Investor A Shares ..............................................................             $ 31,227,057

    Investor B Shares ..............................................................                  687,280
                                                                                                  -----------
      Total ........................................................................             $ 31,914,337
                                                                                                 ============

Shares of capital stock
    Investor A Shares ..............................................................                3,312,660
    Investor B Shares ..............................................................                   70,378
                                                                                                  -----------

      Total ........................................................................                3,383,038
                                                                                                 ============
Net asset value
    Investor A Shares -- redemption price per share ................................             $       9.43
    Investor B Shares -- offering price per share* .................................                     9.77
                                                                                                 ============

Maximum Sales Charge (Investor A)                                                                        4.50%
                                                                                                 ============
Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
value adjusted to nearest cent) (Investor A) .......................................             $       9.87
                                                                                                 ============



* Redemption price of Investor B shares varies based on length of time shares are held.

See Notes to Financial Statements

Statements of Operations
                                                              FOR THE YEAR ENDED
THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

                                                                            U.S. GOVERNMENT       U.S. GOVERNMENT       INCOME
                                                                            SECURITIES MONEY          INCOME            EQUITY
                                                                               MARKET FUND             FUND              FUND
                                                                               -----------             ----              ----
INVESTMENT INCOME:
Interest income .......................................................        $ 9,283,151         $  2,350,114       $    150,338
Dividend income .......................................................                                                  2,293,321
                                                                               -----------         ------------       ------------
TOTAL INCOME ..........................................................          9,283,151            2,350,114          2,443,659
                                                                               -----------         ------------       ------------

EXPENSES:
Investment advisory fees ..............................................            259,214              143,483            688,484
Administration fees ...................................................            345,611               71,742            144,850
12b-1 fees (Investor A) ...............................................            432,174               86,548            168,345
12b-1 fees (Investor B) ...............................................                                  12,436             51,209
Custodian and accounting fees .........................................             86,401               35,870            108,638
Audit and legal fees ..................................................            102,687               20,450             51,060
Directors' fees and expenses ..........................................             17,526                3,033              7,296
Transfer agent fees ...................................................             79,137               38,891             58,165
Registration and filing fees ..........................................             53,745               10,751             42,059
Printing costs ........................................................             51,497               10,848             25,038
Other .................................................................             18,711                4,545             31,108
                                                                               -----------         ------------       ------------
TOTAL EXPENSES ........................................................          1,446,703              438,597          1,376,252
     Less: Fee waivers and expense reimbursements .....................           (432,174)             (30,720)           (66,860)
                                                                               -----------         ------------       ------------
          Net Expenses ................................................          1,014,529              407,877          1,309,392
                                                                               -----------         ------------       ------------
Net Investment Income .................................................          8,268,622            1,942,237          1,134,267
                                                                               -----------         ------------       ------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains from investment transactions .......................                                  90,347         13,473,952
Net change in unrealized appreciation (depreciation) from investments .                              (1,183,269)        (1,397,638)
                                                                               -----------         ------------       ------------
Net realized/unrealized gains (losses) from investments ...............                              (1,092,922)        12,076,314
                                                                               -----------         ------------       ------------
Change in net assets resulting from operations ........................        $ 8,268,622         $    849,315       $ 13,210,581
                                                                               ===========         ============       ============


See Notes to Financial Statements

Statements of Operations
THE RIVERFRONT FUNDS, IND.                  FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              OHIO        FLEXIBLE        STOCK
                                                                           TAX-FREE        GROWTH     APPRECIATION
                                                                           BOND FUND        FUND          FUND
                                                                           ---------        ----          ----

INVESTMENT INCOME:
Interest income........................................................     $605,629   $   662,585   $   151,227

Dividend income........................................................                    268,337        91,741
                                                                            --------   -----------   -----------
TOTAL INCOME...........................................................      605,629       930,922       242,968
                                                                            --------   -----------   -----------

EXPENSES:
Investment advisory fees...............................................       56,870       183,256       294,183
Administration fees....................................................       22,744        40,688        73,546
12b-1 fees (Investor A)................................................       26,681        30,170        90,637
12b-1 fees (Investor B)................................................        7,017        82,801         5,182
Custodian and accounting fees..........................................       15,923        30,516        55,160
Audit and legal fees...................................................        6,894        11,351        30,631
Organization costs.....................................................        9,282         3,032        36,823
Directors' fees and expenses...........................................        1,178         2,077         4,093
Transfer agent fees....................................................       26,007        44,600        38,988
Registration and filing fees...........................................        4,000         4,979        34,935
Printing costs.........................................................        3,745        15,967        36,655
Other..................................................................        1,748         7,596         4,612
                                                                            --------   -----------   -----------
TOTAL EXPENSES.........................................................      182,089       457,033       705,445
     Less: fee waivers and expense reimbursements......................      (11,373)      (40,649)
                                                                            --------   -----------   -----------
        Net Expenses...................................................      170,716       416,384       705,445
                                                                            --------   -----------   -----------
Net Investment Income (Loss)...........................................      434,913       514,538      (462,477)
                                                                            --------   -----------   -----------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains (losses) from investment transactions...............       (2,919)     (153,623)    5,645,154
Net change in unrealized appreciation (depreciation) from investments..     (107,900)      853,589    (1,674,745)
                                                                            --------   -----------   -----------

Net realized/unrealized gains (losses) from investments................     (110,819)      699,966     3,970,409
                                                                            --------   -----------   -----------
Change in net assets resulting from operations.........................     $324,094    $1,214,504    $3,507,932
                                                                            ========    ==========    ==========


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE RIVERFRONT FUNDS, INC.

                                                                   U.S. Government                       U.S. Government
                                                               Securities Money Market                        Income
                                                                      Fund                                     Fund
                                                        --------------------------------       ---------------------------------
                                                        Year ended          Year ended         Year ended            Year ended
                                                        December 31,        December 31,       December 31,         December 31,
                                                           1996                1995               1996                 1995
                                                           ----                ----               ----                 ----
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
    Net investment income ....................        $   8,268,622         $   7,906,286         $  1,942,237         $  2,067,824
    Net realized gains (losses) from
      investment transactions ................                                     (1,415)              90,347             (517,451)
    Net change in unrealized appreciation
      (depreciation) from investments ........                                                      (1,183,269)           3,520,908
                                                      -------------         -------------         ------------         ------------

Change in net assets resulting from operations            8,268,622             7,904,871              849,315            5,071,281
                                                      -------------         -------------         ------------         ------------

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
    From net investment income ...............           (8,268,622)           (7,906,286)          (1,865,718)          (2,032,120)
    In excess of net investment income .......
    From net realized gains from investments .


DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
    From net investment income ...............                                                         (56,824)             (22,977)
    In excess of net investment income .......
    From net realized gains from investments .
    In excess of net realized gains ..........
                                                      -------------         -------------         ------------         ------------

Change in net assets from shareholder
  distributions ..............................           (8,268,622)           (7,906,286)          (1,922,542)          (2,055,097)
                                                      -------------         -------------         ------------         ------------

CAPITAL TRANSACTIONS:
    Proceeds from shares issued ..............          413,837,358           331,872,719            2,867,087            5,670,500
    Proceeds from shares issued in
       connection with acquisition ...........                                  4,865,634
    Dividends reinvested .....................            2,193,920             1,518,099              486,495              578,837
    Cost of shares redeemed ..................         (392,509,518)         (330,133,820)          (5,090,697)          (4,185,229)
                                                      -------------         -------------         ------------         ------------

Change in net assets from capital transactions           23,521,760             8,122,632           (1,737,115)           2,064,108
                                                      -------------         -------------         ------------         ------------
Change in net assets .........................           23,521,760             8,121,217           (2,810,342)           5,080,292

NET ASSETS:
    Beginning of period ......................          157,495,499           149,374,282           37,801,175           32,720,883
                                                      -------------         -------------         ------------         ------------

    End of period ............................        $ 181,017,259         $ 157,495,499         $ 34,990,833         $ 37,801,175
                                                      =============         =============         ============         ============


SHARE TRANSACTIONS:
    Issued ...................................          413,837,358           331,872,719              299,041              592,903
    Issued in connection with acquisition ....                                  4,865,634
    Reinvested ...............................            2,193,920             1,518,099               51,049               61,636
    Redeemed .................................         (392,509,518)         (330,133,820)            (534,677)            (444,444)
                                                      -------------         -------------         ------------         ------------
Change in shares .............................           23,521,760             8,122,632             (184,587)             210,095
                                                      =============         =============         ============         ============

                                                                  Income Equity
                                                                       Fund
                                                        ----------------------------------
                                                        Year ended            Year ended
                                                        December 31,          December 31,
                                                           1996                  1995
                                                           ----                  ----
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ....................         $  1,134,267         $   1,082,073
    Net realized gains (losses) from
      investment transactions ................           13,473,952             6,655,045
    Net change in unrealized appreciation
      (depreciation) from investments ........           (1,397,638)            5,311,784
                                                       ------------         -------------
Change in net assets resulting from operations           13,210,581            13,048,902
                                                       ------------         -------------

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
    From net investment income ...............           (1,089,197)           (1,065,510)
    In excess of net investment income .......              (11,775)               (6,742)
    From net realized gains from investments .          (10,109,545)           (6,293,075)


DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
    From net investment income ...............              (45,070)              (16,563)
    In excess of net investment income .......               (1,105)                 (105)
    From net realized gains from investments .             (941,583)             (222,170)
    In excess of net realized gains ..........              (94,220)
                                                       ------------         -------------

Change in net assets from shareholder
  distributions ..............................          (12,292,495)           (7,604,165)
                                                        -----------          -------------

CAPITAL TRANSACTIONS:
    Proceeds from shares issued ..............           12,638,065            12,155,416
    Proceeds from shares issued in
       connection with acquisition ...........                                  9,727,219
    Dividends reinvested .....................           12,143,803             8,648,647
    Cost of shares redeemed ..................           (8,378,319)           (7,262,834)
                                                       ------------         -------------

Change in net assets from capital transactions           16,403,549            23,268,448
                                                       ------------         -------------
Change in net assets .........................           17,321,635            28,713,185

NET ASSETS:
    Beginning of period ......................           63,678,389            34,965,204
                                                       ------------         -------------

    End of period ............................         $ 81,000,024         $  63,678,389
                                                       ============         =============


SHARE TRANSACTIONS:
    Issued ...................................              997,947             1,069,857
    Issued in connection with acquisition ....                                    793,942
    Reinvested ...............................            1,001,471               764,131
    Redeemed .................................             (656,491)             (634,159)
                                                       ------------         -------------


Change in shares .............................            1,342,927             1,993,771
                                                       ============         =============


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
THE RIVERFRONT FUNDS, INC.

                                                   OHIO TAX-FREE BOND FUND                                   FLEXIBLE GROWTH FUND
                                                   -----------------------                                   --------------------



                                                  YEAR ENDED            YEAR ENDED                      YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,          DECEMBER 31,                    DECEMBER 31,     DECEMBER 31,
                                                     1996                  1995                            1996             1995
                                                     ----                  ----                            ----             ----
From Investment Activities:

Operations:
    Net investment income (loss)....          $     434,913       $     419,775                     $     514,538    $     275,589
    Net realized gains (losses) from
      investment transactions.......                 (2,919)              8,848                          (153,623)         131,879
    Net change in unrealized appreciation
      (depreciation) from investments              (107,900)            713,315                           853,589        1,230,202
                                              -------------       -------------                     -------------    -------------
Change in net assets resulting
  from operations...................                324,094           1,141,938                         1,214,504        1,637,670
                                              -------------       -------------                     -------------    -------------
Distributions to Investor A Shareholders:
    From net investment income......               (412,215)           (401,164)                         (346,017)        (202,502)
    In excess of net investment income                                                                     (1,775)
    From net realized gains from
      investments...................                                                                                       (85,787)
    Tax return of capital...........

Distributions to Investor B Shareholders:
    From net investment income......                (21,400)            (13,152)                         (168,520)         (63,921)
    In excess of net investment income                                                                     (1,028)
    From net realized gains from
      investments...................                                                                                       (43,216)
                                              -------------       -------------                     -------------    -------------
Change in net assets from shareholder
  distributions.....................               (433,615)           (414,316)                         (517,340)        (395,426)
                                              -------------       -------------                     -------------    -------------
Capital Transactions:
    Proceeds from shares issued.....                632,048             895,943                        11,628,310       11,076,750
    Dividends reinvested............                 26,194              18,208                           546,821          334,888
    Cost of shares redeemed.........               (588,738)           (114,312)                       (6,534,711)        (906,216)
                                              -------------       -------------                     -------------    -------------
Change in net assets from capital
  transactions......................                 69,504             799,839                         5,640,420       10,505,422
                                              -------------       -------------                     -------------    -------------
Change in net assets................                (40,017)          1,527,461                         6,337,584       11,747,666

Net Assets:
    Beginning of period.............             11,717,041          10,189,580                        14,456,894        2,709,228
                                              -------------       -------------                     -------------    -------------
    End of period...................          $  11,677,024       $  11,717,041                     $  20,794,478    $  14,456,894
                                              =============       =============                     =============    =============
Share Transactions:
    Issued..........................                 59,532              87,181                         1,017,399        1,035,102
    Reinvested......................                  2,490               1,760                            47,842           30,561
    Redeemed........................                (55,955)            (11,223)                         (571,147)         (82,394)
                                              -------------       -------------                     -------------    -------------
Change in shares....................                  6,067              77,718                           494,094          983,269
                                              =============       =============                     =============    =============


                                                                     STOCK APPRECIATION FUND
                                                                     -----------------------

                                                                           PERIOD FROM                 PERIOD FROM
                                                                           OCTOBER 1,                  OCTOBER 1,
                                                      YEAR ENDED           1995 THROUGH                1994 THROUGH
                                                      DECEMBER 31,         DECEMBER 31,                SEPTEMBER 30,
                                                         1996               1995 (A)                   1995 (B)
                                                         ----               --------                   --------
OPERATIONS:
    Net investment income (loss)....              $    (462,477)          $     (51,131)             $    (292,270)
    Net realized gains (losses) from
      investment transactions.......                  5,645,154               1,556,383                  3,024,858
    Net change in unrealized appreciation
      (depreciation) from investments                (1,674,745)             (2,070,853)                 5,538,265
                                                  -------------           -------------              -------------
Change in net assets resulting
  from operations...................                  3,507,932                (565,601)                 8,270,853
                                                  -------------           -------------              -------------
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
    From net investment income......                                                                    (1,166,721)
    In excess of net investment income                     (289)
    From net realized gains from
      investments...................                 (3,106,226)             (1,556,383)
    Tax return of capital...........                                             (6,824)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
    From net investment income......
    In excess of net investment income
    From net realized gains from
      investments...................                    (65,866)
                                                  -------------           -------------              -------------
Change in net assets from shareholder
  distributions.....................                 (3,172,381)             (1,563,207)                (1,166,721)
                                                  -------------           -------------              -------------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.....                  3,709,128                 810,508
    Dividends reinvested............                  2,969,201               1,542,781
    Cost of shares redeemed.........                (16,166,715)             (3,611,887)
                                                  -------------           -------------              -------------
Change in net assets from capital
  transactions......................                 (9,488,386)             (1,258,598)               (10,529,141)
                                                  -------------           -------------              -------------
Change in net assets................                 (9,152,835)             (3,387,406)                (3,425,009)

NET ASSETS:
    Beginning of period.............                 41,067,172              44,454,578                 47,879,587
                                                  -------------           -------------              -------------
    End of period...................              $  31,914,337           $  41,067,172               $ 44,454,578
                                                  =============           =============               ============
SHARE TRANSACTIONS:
    Issued..........................                    373,503                  83,381
    Reinvested......................                    315,294                 164,279
    Redeemed........................                 (1,628,669)               (370,208)
                                                  -------------           -------------              -------------
Change in shares....................                   (939,872)               (122,548)
                                                  =============           =============              =============

------------
(a) Period from date acquired by Riverfront Stock Appreciation Fund.
(b) Represents statements of changes in net assets for the MIM Stock Appreciation Fund. Audited by other auditors.


See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


        PRINCIPAL           SECURITY                       AMORTIZED
          AMOUNT          DESCRIPTION                        COST
          ------          -----------                        ----
U.S. GOVERNMENT AGENCIES (44.4%):
Federal Farm Credit Bank:
       $ 2,000,000  Discount Note, 1/6/97.......           $ 1,998,549

         1,340,000  Discount Note, 1/10/97......             1,338,255
         3,000,000  Discount Note, 1/27/97......             2,988,690
         1,000,000  Discount Note, 3/6/97.......               990,720
         2,000,000  Discount Note, 3/21/97......             1,976,783
Federal Home Loan Bank:
        10,000,000  Discount Note, 1/2/97.......             9,998,194
         4,000,000  Discount Note, 1/9/97.......             3,995,333
         2,000,000  Discount Note, 1/16/97......             1,995,483
         3,000,000  Discount Note, 1/27/97......             2,988,560
Federal Home Loan Mortgage Corp.:
         5,000,000  Discount Note, 1/3/97.......             4,998,520
         1,000,000  Discount Note, 1/6/97.......               999,257
         2,000,000  Discount Note, 1/15/97......             1,995,854
         1,630,000  Discount Note, 1/23/97......             1,624,810
         5,000,000  Discount Note, 1/31/97......             4,978,033
         2,433,000  Discount Note, 2/5/97.......             2,420,676
         2,000,000  Discount Note, 2/6/97.......             1,989,480
         2,000,000  Discount Note, 2/21/97......             1,985,153
         2,000,000  Discount Note, 2/24/97......             1,984,310
Federal National Mortgage Assoc.:
         3,000,000  Discount Note, 1/7/97.......             2,997,370
         2,000,000  4.38%, 1/21/97..............             1,998,794
         1,000,000  Discount Note, 1/28/97......               996,070
         2,840,000  Discount Note, 2/6/97.......             2,824,664
         3,000,000  Discount Note, 2/7/97.......             2,983,874
         2,000,000  Discount Note, 2/11/97......             1,988,156
         2,000,000  Discount Note, 2/14/97......             1,987,167
         4,000,000  Discount Note, 2/20/97......             3,970,778
         2,000,000  Discount Note, 2,26,97......             1,983,729
         4,000,000  Discount Note, 3/27/97......             3,949,378
         2,000,000  5.36%*, 9/2/97..............             2,000,000
         1,500,000  5.43%*, 9/12/97.............             1,499,541
                                                            ----------

Total U.S. Government Agencies                              80,426,181

COMMERCIAL PAPER (26.6%):
Aerospace/Defense (3.9%):
         3,000,000  International Lease Finance
                    Corp.,
                    Discount Note, 1/7/97.......             2,997,350
         4,000,000  International Lease Finance
                    Corp.,
                    Discount Note, 1/23/97......             3,987,044
                                                            ----------
                                                             6,984,394
                                                            ----------
Banking (6.2%):
         6,300,000  Bank One Corp.,
                    Discount Note, 1/10/97......
                                                             6,291,652
         5,000,000  Bankers Trust,
                    Discount Note, 3/3/97.......
                                                             4,955,606
                                                            ----------

                                                            11,247,258
                                                            ----------


          PRINCIPAL    SECURITY                             AMORTIZED
           AMOUNT      DESCRIPTION                            COST
           ------      -----------                            ----
Commercial Paper, continued:
Building Materials (1.7%):
      $ 3,000,000   Sherwin-Williams Co.,
                    Discount Note, 1/6/97.........          $2,997,788
                                                          ------------


Entertainment (3.3%):
        4,000,000   Walt Disney,
                    Discount Note, 1/15/97........
                                                             3,991,802
        2,000,000   Walt Disney,
                    Discount Note, 2/18/97........           1,985,920
                                                          ------------


                                                             5,977,722
                                                          ------------
Financial Services (6.6%):
        4,000,000   Merrill Lynch,
                    Discount Note, 1/22/97........           3,987,563

        3,000,000   Merrill Lynch,
                    Discount Note, 2/5/97.........           2,984,425

        5,000,000   Safeco Corp.,
                    Discount Note, 2/14/97........           4,967,489
                                                          ------------


                                                            11,939,477
                                                          ------------
Pharmaceuticals (3.3%):
        5,000,000   Glaxo Wellcome PLC,
                    Discount Note, 1/24/97........           4,963,070

        1,000,000   Glaxo Wellcome PLC,
                    Discount Note, 1/27/97........             996,172
                                                          ------------


                                                             5,979,242
                                                          ------------
Tobacco (1.6%):
        3,000,000   Philip Morris Co., Inc.,
                    Discount Note, 1/13/97........           2,994,700
                                                          ------------

Total Commercial Paper                                      48,120,581
                                                          ------------
Repurchase Agreements (29.4%):
       18,295,000   Dean Witter, 6.45%, 1/2/97,
                         (Collateralized by various U.S.
                         Treasury and U.S. Government
                         Agency Securities,
                         6.09%-11.00%,
                         1/15/97-8/1/29, market value --
                         $18,561,852)..................     18,295,000
       35,000,000   Prudential Funding Corp., 6.45%,
                    1/2/97, (Collateralized by various
                    U.S. Government Agency Securities,
                    6.00%-9.50%, 3/15/07-12/20/26,
                    market value -- $35,480,423)..          35,000,000
                                                          ------------

Total Repurchase Agreements                                 53,295,000
                                                          ------------
Total (Cost -- $181,841,762)(a)                           $181,841,762
                                                          ============




The percentages indicated are based on net assets of $181,017,259.

 *  Adjustable Rate Mortgage.

(a) Cost and value for federal income tax reporting purposes are the same. See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
U.S. GOVERNMENT INCOME FUND

    SHARES OR
    PRINCIPAL                 SECURITY                         MARKET
     AMOUNT                 DESCRIPTION                         VALUE
     ------                 -----------                         -----
CORPORATE BONDS (26.1%):
Banking (7.0%):
       $1,000,000   MBNA Master Credit Card Trust,
                      6.05%, 11/15/02...................      $ 995,190

          500,000   Mellon Capital, 7.72% 12/1/26.......        489,375
        1,000,000   Midland Bank PLC, (HSBC),
                      6.95%, 3/15/11....................        978,750
                                                              ---------
                                                              2,463,315
                                                              ---------
Financial Services (16.2%):
        1,000,000   Boatmen's Auto Trust, 6.75% 1/15/03..     1,011,830

        1,000,000   Chase Manhattan Corp., 8.50%, 2/15/02.    1,078,750

        1,000,000   First Chicago Master Trust, Series L,
                         Class A 1994 7.15%, 4/15/01......    1,025,480
          500,000   Ford Motor Credit Corp.,
                         6.25%, 12/8/05...................      473,750
          500,000   Grand Metropolitian Investment
                         Co., 7.45%, 4/15/35..............      522,500

          500,000   Lehman Brothers Holdings,
                         8.50%, 5/1/07....................      538,750
        1,000,000   Premier Auto Trust, 6.85% 5/22/99,
                         Series 1994-4....................    1,012,488
                                                              ---------

                                                              5,663,548
                                                              ---------
Telecommunication (2.9%):
        1,000,000   U.S. West Capital Corp.,
                         6.31%, 11/1/05...................      993,750
                                                              ---------
Total Corporate Bonds                                         9,120,613
                                                              ---------
U.S. GOVERNMENT AGENCIES (56.0%):
Federal Home Loan Bank:
        1,000,000   5.60%, 7/24/97.......................     1,000,160
          500,000   8.07%, 2/27/02.......................       507,900
          875,000   6.38%, 4/29/03.......................       850,351
          690,000   9.50%, 2/25/04........................      804,160
Federal Home Loan Mortgage Corp.:
        1,000,000   Discount Note, 1/2/97................       999,700
        1,000,000   6.55%, 1/4/00........................     1,008,360
          500,000   7.50%, 3/15/15.......................       504,030
        1,000,000   6.00%, 1/15/18.......................       991,660
        1,000,000   7.20%, 6/15/18.......................     1,004,840

    SHARES OR
    PRINCIPAL               SECURITY                            MARKET
      AMOUNT              DESCRIPTION                            VALUE
      ------              -----------                            -----

U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc.:
        $1,000,000  5.33%, 6/26/98.....................       $ 990,470
           500,000  9.05%, 4/10/00.....................         540,150
         1,310,278  6.00%, 2/1/03......................       1,281,413
           625,000  6.38%, 6/25/03.....................         610,300
           625,000  6.05%, 6/30/03.....................         610,144
           351,767  6.75%, 8/25/04,
                       Series 1992-152 Class H.........         351,281
         1,050,000  8.50%, 2/1/05......................       1,103,214
         1,000,000  7.00%, 9/25/05,
                       Series 1992-1110 Class G........       1,007,830
           749,864  7.00%, 9/25/19.....................         748,627
Government National Mortgage Assoc.:
           712,881  8.00%, 5/15/03.....................         726,647
Private Export Funding Corp.:
         1,000,000  6.24%, 5/15/02.....................         995,000
Student Loan Marketing Assoc.:
         1,000,000  6.05%, 9/14/00.....................         991,410
           959,177  5.54%*, 10/25/04...................         959,753
Tennessee Valley Authority:
         1,000,000  6.24%, 7/15/45.....................       1,000,000
                                                             ----------

Total U.S. Government Agencies                               19,587,400
                                                             ----------
U.S. TREASURY NOTES (11.5%):
         1,000,000  6.00%, 11/30/97....................       1,002,290
         2,000,000  5.88%, 3/31/99.....................       1,997,900
         1,000,000  6.63% 7/31/01......................       1,015,630
                                                             ----------
Total U.S. Treasury Notes                                     4,015,820
                                                             ----------
YANKEE DOLLAR BONDS (1.1%):
           365,000  Montreal Urban Community,
                  9.13%, 3/15/01.........................       395,569
                                                             ----------
Total Yankee Dollar Bonds                                       395,569
                                                             ----------
INVESTMENT COMPANIES (4.2%):
         1,480,112  Dreyfus Treasury Prime Fund...........    1,480,112
                                                             ----------

Total Investment Companies                                    1,480,112
                                                            -----------
Total (Cost -- $34,345,949)(a)                              $34,599,514
                                                            ===========

---------------

Percentages indicated are based on net assets of $34,990,833.

*    Variable Rate.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation...........     $ 424,863
                    Unrealized depreciation...........      (171,298)
                                                           ---------
                    Net unrealized appreciation.......     $ 253,565
                                                           =========

See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
INCOME EQUITY FUND


   SHARES OR
   PRINCIPAL                SECURITY                        MARKET
    AMOUNT                DESCRIPTION                        VALUE
--------------     --------------------------------       ----------
COMMON STOCK (97.2%):
Apparel (0.7%):
          33,000   Intimate Brands, Inc.............      $   561,000
                                                          -----------
Automobile (0.8%):
          28,200   Volvo AB-ADR.....................          613,350
                                                          -----------
Auto Parts (5.1%):
          18,400   Briggs & Stratton Corp...........          809,600
          53,600   Dana Corp........................        1,748,700
          49,100   Echlin, Inc......................        1,552,788
                                                          -----------
                                                            4,111,088
                                                          -----------
Banks (4.3%):
          46,600   Central Fidelity Banks, Inc......        1,199,950
          38,400   Crestar Financial Corp...........        1,428,000
          14,900   First American Corp.--Tennessee..          858,612
                                                          -----------
                                                            3,486,562
Broadcast/Radio, TV (0.0%):
           1,500   U.S. West Media Group, Inc. (b)..           27,750
Chemicals (5.7%):                                         -----------
          18,500   Akzo Nobel N.V. ADR..............        1,248,750
           3,500   E. I. du Pont deNemours & Co.....          330,312
         111,700   Ethyl Corp.......................        1,075,113
          26,500   Lawter International, Inc........          334,562
           3,000   PPG Industries, Inc..............          168,375
          47,200   Witco Corp.......................        1,439,600
                                                          -----------
                                                            4,596,712
                                                          -----------
Confections & Beverages (1.2%):
          29,000   Cadbury Schweppes PLC-ADR........          989,625
                                                          -----------
Consumer Products (1.7%):
          52,100   Stanley Works....................        1,406,700
                                                          -----------
Cosmetics (2.1%):
          37,100   International Flavors &
                   Fragrances, Inc..................        1,669,500
                                                          -----------

Department Stores (4.8%):
          35,600   May Department Stores Co.........        1,664,300
           8,000   Mercantile Stores Co., Inc.......          395,000
          34,900   J.C. Penney Co., Inc.............        1,701,375
           3,000   Sears Roebuck & Co...............          138,375
                                                          -----------
                                                            3,899,050
                                                          -----------
Electrical (4.2%):
          51,000   AMP, Inc.........................        1,957,125
          33,400   Thomas & Betts Corp..............        1,482,125
                                                          -----------
                                                            3,439,250
                                                          -----------





    SHARES OR
    PRINCIPAL                 SECURITY                     MARKET
     AMOUNT                 DESCRIPTION                     VALUE
-----------------         -----------------             -----------
COMMON STOCK, CONTINUED:
Electronics (3.7%):
           44,600   National Service Industries, Inc.   $ 1,666,925
           33,800   Phillips Electronics N.V.........     1,352,000
                                                        -----------
                                                          3,018,925
                                                        -----------
Engineering & Construction (1.5%):
           32,000   Foster Wheeler Corp..............     1,188,000
                                                        -----------
Financial Services (4.1%):
           52,900   H & R Block, Inc.................     1,534,100
           71,500   ITT Industries, Inc..............     1,751,750
                                                        -----------
                                                          3,285,850
                                                        -----------
Food Processing (0.2%):
            9,500   Tasty Baking Co..................       130,625
                                                        -----------
Forest Products (3.9%):
           38,600   International Paper Co...........     1,558,475
           15,500   Rayonier, Inc....................       594,813
           20,900   Union Camp Corp..................       997,975
                                                        -----------
                                                          3,151,263
                                                        -----------
Grocery Stores (0.7%):
           11,500   Giant Food--Class A...............      396,750
            5,000   Winn-Dixie Stores, Inc...........       158,125
                                                        -----------
                                                            554,875
                                                        -----------
Health Products/Care (2.0%):
           56,700   Bard (C. R.), Inc................     1,587,600
                                                        -----------
Household Products/Wares (1.1%):
            1,500   Colgate-Palmolive Co.............       138,375
           32,100   Rubbermaid, Inc..................       730,275
                                                        -----------
                                                            868,650
                                                        -----------
Insurance (1.6%):
            1,500   American International Group, Inc.      162,375
           11,100   ITT Hartford Group, Inc..........       749,250
            7,300   Lincoln National Corp............       383,250
                                                        -----------
                                                          1,294,875
                                                        -----------
Manufacturing (0.3%):
            3,500   Minnesota Mining & Manufacturing
                    Co...............................       290,062
                                                        -----------
Medical Supplies (0.2%):
            3,000   Becton Dickinson & Co............       130,125
                                                        -----------
Medical Products (2.2%):
           43,800   Baxter International.............     1,795,800
                                                        -----------
Metal Fabricate/Hardware (1.4%):
           25,100   Timken Co........................     1,151,462
                                                        -----------



Continued

SCHEDULE OF PORTFOLIO INVESTMENTS
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
INCOME EQUITY FUND



    SHARES OR
    PRINCIPAL                 SECURITY                   MARKET
     AMOUNT                 DESCRIPTION                   VALUE
------------------          -----------                ----------
COMMON STOCK, CONTINUED:
Metals (3.8%):
           27,700   Reynolds Metals Co................ $ 1,561,588
           33,200   Tenneco, Inc. (b).................   1,498,150
                                                       -----------
                                                         3,059,738
                                                       -----------
Mining (1.4%):
           37,500   Freeport-McMoRan Copper & Gold,
                    Inc...............................   1,120,313
                                                       -----------
Office Equipment & Supplies (1.9%):
           23,000   Harris Corp.......................   1,578,375
                                                       -----------
Oil & Gas Producers (4.3%):
           21,600   Amoco Corp........................   1,741,500
           11,300   LG&E Energy Corp..................     276,850
           12,200   Mobil Corp........................   1,491,450
                                                       -----------
                                                         3,509,800
                                                       -----------
Oil--Domestic (1.6%):
           53,800   Sun Company, Inc..................   1,311,375
                                                       -----------
Oil--International (0.4%):
            5,000   Chevron Corp......................     325,000
                                                       -----------
Packaged Food (1.0%):
           38,000   Lance, Inc........................     684,000
            2,500   Sara Lee Corp.....................      93,125
                                                       -----------
                                                           777,125
                                                       -----------
Packaging & Container (1.0%):
           14,900   Temple-Inland, Inc................     806,462
                                                       -----------
Paper (2.9%):
           19,900   Consolidated Papers, Inc..........     977,587
           46,600   Westvaco Corp.....................   1,339,750
                                                       -----------
                                                         2,317,337
                                                       -----------
Pharmaceuticals (2.2%):
            3,000   Abbott Laboratories...............     152,250
           42,100   Pharmacia & Upjohn, Inc...........   1,668,212
                                                       -----------
                                                         1,820,462
                                                       -----------
Photography (0.3%):
            3,500   Eastman Kodak Co..................     280,875
                                                       -----------
Printing & Publishing (3.3%):
           34,100   Dow Jones & Co., Inc..............   1,155,137
           33,300   McGraw-Hill Cos., Inc.............   1,535,963
                                                       -----------
                                                         2,691,100
                                                       -----------
Real Estate (0.1%):
            3,200    New Plan Realty Trust.............     81,200
                                                       -----------




    SHARES OR
    PRINCIPAL              SECURITY                 MARKET
    AMOUNT               DESCRIPTION                 VALUE
-----------------        -----------               --------
COMMON STOCK, CONTINUED:
Savings & Loans (0.5%):
            9,700   First Commerce Corp.........    $377,087
                                                   ---------
Steel (0.5%):
           17,000   Allegheny Teledyne, Inc.....     391,000
                                                   ---------
Telecommunications (4.0%):
           47,200   Alltel Corp.................   1,480,900
           24,500   Federal Signal Corp.........     633,937
           48,400   Frontier Corp...............   1,095,050
                                                   ---------
                                                   3,209,887
                                                   ---------
Textiles (1.1%):
           81,100   Shaw Industries, Inc........     952,925
                                                   ---------
Tobacco (0.3%):
            5,000   American Brands, Inc........     248,125
                                                   ---------
Tools (1.4%):
           32,500   Snap-On, Inc................   1,157,813
                                                   ---------
Transportation--Airlines (1.3%):
           36,700   KLM Royal Dutch Air Lines
                    N.V.........................   1,023,013
                                                   ---------
Transportation--Rail (1.5%):
           38,400   Illinois Central Corp.......   1,228,800
                                                   ---------
Utilities--Electric (4.9%):
           33,200   Central & South West Corp...     850,750
           26,500   Chilgener S.A., ADR.........     553,188
           24,200   CINergy Corp................     807,675
           10,800   DPL, Inc....................     264,600
           14,500   Illinova Corp...............     398,750
            1,000   KU Energy Corp..............      30,000
            9,600   Scana Corp..................     256,800
           27,200   Western Resources, Inc......     839,800
                                                   ---------
                                                   4,001,563
                                                   ---------
Utilities--Gas (0.7%):
           19,000   Brooklyn Union Gas Co.......     572,375
                                                   ---------
Utilities--Telecommunications (3.3%):
           26,200   GTE Corp....................   1,188,825
           36,300   Southern New England
                    Telecommunications Corp.....   1,411,163
            1,500   U S West Communications Group     48,375
                                                   ---------
                                                   2,648,363
                                                  ----------
Total Common Stock                                78,738,812
                                                  ----------



Continued

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
INCOME EQUITY FUND


 SHARES OR
 PRINCIPAL              SECURITY                    MARKET
  AMOUNT              DESCRIPTION                   VALUE
-------------         -----------                 ---------
CORPORATE BONDS (0.8%):
     100,000   Hasbro, Inc., 6.00%, 11/15/98...   $ 135,500
      50,000   Liebert Corp., 8.00%, 11/15/10..     182,125
     100,000   Pennzoil Co., 6.50%, 1/15/03....     154,000
      50,000   South Carolina National Corp.,
               6.50%, 5/15/01..................     147,375
                                                  ---------
Total Corporate Bonds                               619,000
                                                  ---------



   SHARES OR
   PRINCIPAL              SECURITY                      MARKET
   AMOUNT                DESCRIPTION                     VALUE
---------------          -----------                  -----------
INVESTMENT COMPANIES (2.6%):
      1,930,357   Dreyfus Treasury Prime Fund......   $ 1,930,357
        164,620   Federated Short Term Government
                  Fund.............................       164,620
                                                      -----------
Total Investment Companies                              2,094,977
                                                      -----------
Total (Cost--$77,468,431)(a).......................   $81,452,789
                                                      ===========

-------------------


Percentages indicated are based on net assets of $81,000,024.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation...........  $5,615,970
                    Unrealized depreciation ..........  (1,631,612)
                                                        ----------
                    Net unrealized appreciation ......  $3,984,358
                                                        ==========

(b) Non-income producing security.
ADR--American Depository Receipt
NV--Naamloze Vennootschap (Dutch Corporation)
PLC--Public Limited Company (British)




See Notes to Financial Statements.

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Ohio Tax-Free Bond Fund



 SHARES OR
 PRINCIPAL                   Security                                                                              Market
  AMOUNT                   Description                                                                              Value
--------    --------------------------------------------------------------------------------------------------     --------
OHIO MUNICIPAL BONDS (91.7%):
$100,000    Aurora City School District, 5.40%, 12/1/06 .........................................................  $104,375
 200,000    Beavercreek Local School District, GO, 5.30%, 12/1/08 ...............................................   203,500
 100,000    Bowling Green City School District, GO, 5.70%, 12/1/11 ..............................................   101,500
 230,000    Butler County Hospital Facilities, 6.00%, 11/15/10, Callable 5/15/04 @ 101 ..........................   242,650
 200,000    Butler County Sewer System Revenue, 5.40%, 12/1/09 ..................................................   204,250
 250,000    Butler County Sewer System Revenue, Series B, 6.20%, 12/1/09 ........................................   264,375
 250,000    Canton Waterworks System, GO, 5.75%, 12/1/10 ........................................................   259,375
 100,000    Chillicothe Water System Revenue, 5.10%, 12/1/05 ....................................................   101,500
 250,000    Cincinnati, GO, 5.25%, 12/1/01 ......................................................................   259,375
 250,000    Clermont County Waterworks Revenue, 6.63%, 12/1/16 ..................................................   278,437
 100,000    Cleveland, GO, 5.38%, 9/1/09 ........................................................................   101,000
 250,000    Columbus, GO, 5.50%, 5/15/08, Callable 5/15/06 @ 102 ................................................   258,750
 200,000    Columbus, GO, 5.65%, 6/15/11 ........................................................................   205,500
 250,000    Columbus Sewer Revenue, 6.13%, 6/1/03 ...............................................................   271,250
 100,000    Delaware County, GO, 5.60%, 12/1/10 .................................................................   101,000
 100,000    Dover Municipal Electric System Revenue, 5.35%, 12/1/06 .............................................   103,375
 250,000    Franklin County Hospital Revenue, 5.25%, 6/1/08 .....................................................   250,937
 250,000    Franklin County Hospital Revenue, Refunding, Riverside United Methodist, Series A, 5.30%, 5/15/02 ...   256,875
 250,000    Fremont, GO, 5.45%, 12/15/07 ........................................................................   258,125
 250,000    Gahanna, GO, 5.85%, 6/1/08 ..........................................................................   263,750
 170,000    Hamilton County Sewer System Unrefunded, Series A, 6.40%, 12/1/04 ...................................   183,812
  80,000    Hamilton County Sewer Systems, Series A, 6.40%, 12/1/04 .............................................    87,500
 250,000    Hamilton County, Building Improvement & Refunding, Museum Center, GO, 5.75%, 12/1/00 ................   262,187
 250,000    Hilliard School District, GO, 5.35%, 12/1/04 ........................................................   257,500
 250,000    Kings Local School District, GO, 5.75%, 12/1/10 .....................................................   258,125
 100,000    Lake County Human Services Building, GO, 5.70%, 12/1/15 .............................................   101,000
 250,000    Lakota Local School District, 6.00%, 12/1/07, Callable 12/1/02 @101 .................................   262,187
 250,000    Mahoning County, GO, 5.60%, 12/1/02 .................................................................   263,437
 250,000    Mahoning County, GO, 5.70%, 12/1/08 .................................................................   261,250
 100,000    Marysville Exempt Village School District, GO, 5.30%, 12/1/09 .......................................   100,875
 200,000    Mason City School Disctrict, GO, 5.20%, 12/1/08 .....................................................   201,250
 250,000    Middletown Capital Facilities Improvement, 5.60%, 12/1/05 ...........................................   256,875
 100,000    Montgomery County, GO, 5.40%, 9/1/09 ................................................................   100,375
 250,000    Olentangy Local School District, GO, Series A, 5.70%, 12/1/05 .......................................   265,312
 100,000    Solon, GO, 5.25%, 12/1/07 ...........................................................................   101,875
 100,000    State, GO, 5.60%, 8/1/02 ............................................................................   105,250
 250,000    State Building Authority, 5.70%, 9/1/01 .............................................................   263,438
 250,000    State Building Authority, 6.00%, 10/1/07 ............................................................   267,188
 245,000    State Building Authority, 6.13%, 10/1/09 ............................................................   260,925
  95,000    State Building Authority, 6.25%, 6/1/11 .............................................................    99,156
 250,000    State Elementary & Secondary Capital Facilities, 5.45%, 6/1/99 ......................................   257,500
 200,000    State Public Facilities Commission, Higher Education Capital Facilities, Series II-A, 5.20%, 5/1/05..   205,500
 250,000    State Public Facilities Commission, Higher Education Capital Facilities, Series II-B, 5.70% 11/1/03..   265,938
 250,000    State Public Facilities Commission, Parks & Recreations, Series II-A, 5.25%, 6/1/06 .................   255,313
 250,000    State Water Development Authority Revenue, 5.75%, 6/1/03 ............................................   265,625


Continued

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Ohio Tax-Free Bond Fund


SHARES OR
PRINCIPAL                                       Security                                            Market
 AMOUNT                                       Description                                           Value
--------    ------------------------------------------------------------------------------------    -----------
$250,000    State Water Development Authority Revenue, 5.75%, 12/1/05, Callable 12/1/02 @ 102...    $   266,563
 150,000    State Water Development Authority, 5.70%, 12/1/11 ..................................        153,750
 100,000    Summit County, 5.45%, 12/1/10 ......................................................        101,250
 250,000    University of Cincinnati, Series R3, 5.80%, 6/1/04 .................................        263,438
 250,000    Warren County Waterworks, 5.75%, 12/1/09 ...........................................        257,188
 100,000    West Clermont Local School District, 5.55%, 12/1/06 ................................        104,500
 250,000    Woodridge Local School District, GO, 5.75%, 12/1/07, Callable 12/1/04 @ 102 ........        263,750
                                                                                                     ----------
Total Ohio Municipal Bonds                                                                           10,709,731
                                                                                                    -----------
INVESTMENT COMPANIES (7.4%):
 425,000    Dreyfus Municipal Money Market Fund ................................................        425,000
 442,727    Goldman Tax Free Fund ..............................................................        442,727
                                                                                                    -----------
Total Investment Companies                                                                              867,727
                                                                                                    -----------
Total (Cost--$11,126,979)(a)                                                                        $11,577,458
                                                                                                    ===========


----------------
Percentages indicated are based on net assets of $11,677,024.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.............. $450,479
                    Unrealized depreciation..............        0
                                                          --------
                    Net unrealized appreciation ......... $450,479
                                                          ========



GO--General Obligation








See Notes to Financial Statements.

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Flexible Growth Fund


    SHARES OR
    PRINCIPAL                Security                        Market
     AMOUNT                Description                       Value
--------------      -----------------------                 --------
COMMON STOCK (52.6%):
Aerospace (1.8%):
             4,200   Lockheed Martin Corp................   $384,300
                                                            --------
Agricultural Machinery (2.1%):
             8,000   Case Corp...........................    436,000
                                                            --------
Apparel (1.4%):
             8,000   Jones Apparel Group (b).............    299,000
                                                            --------
Banks (0.9%):
             2,000   Chase Manhattan Corp................    178,500
                                                            --------
Building Materials (1.0%):
             4,000   Texas Industries, Inc...............    202,500
                                                            --------
Chemicals (3.2%):
             7,000   E. I. du Pont de Nemours &
                     Co..................................    660,625
                                                            --------
Confections & Beverages (1.2%):
             4,000   Anheuser-Busch Cos., Inc............    160,000
             2,000   Hershey Foods Corp..................     87,500
                                                            --------
                                                             247,500
                                                            --------
Computers & Software ( 4.4%):
             4,000   Compaq Computer Corp. (b)...........    297,500
             3,000   Intel Corp..........................    392,812
             5,600   Seagate Technology, Inc. (b)........    221,200
                                                            --------
                                                             911,512
                                                            --------
Finance--Mortgage Loan/Banker (1.3%):
             7,000    Federal National Mortgage
                      Assoc...............................   263,375
                                                            --------
Forest Products (0.9%):
             4,500   International Paper Co..............    181,688
                                                            --------
Grocery (1.3%):
             6,000   Kroger Co...........................    279,000
                                                            --------
Household Products/Wares (1.6%):
             3,000   Procter & Gamble Co.................    322,875
                                                            --------
Industrial Machinery (1.2%):
             3,400   Caterpillar, Inc....................    255,850
                                                            --------
Metals (1.6%):
            15,500   Placer Dome, Inc....................    337,125
                                                            --------
Mining (2.7%):
            12,000   Barrick Gold Corp...................    345,000
            14,000   Santa Fe Pacific Gold Corp..........    215,250
                                                            --------
                                                             560,250

Oil & Gas Producers (2.6%):
             2,500   British Petroleum PLC, ADR..........    353,438
                                                            --------
             2,000   Texaco, Inc.........................    196,250
                                                            --------
                                                             549,688
                                                            --------

Oil--Domestic (3.7%):
             8,000   Panenergy Corp....................   $  360,000
            16,000   YPF Sociedad Anonima-Sponsored ADR      404,000
                                                          ----------
                                                             764,000
                                                          ----------
Oil--International (1.1%):
             2,300   Exxon Corp........................      225,400
                                                          ----------
Pharmaceuticals (2.9%):
             3,000   Amgen, Inc. (b)...................      163,125
             4,000   Bristol-Myers Squibb Co...........      435,000
                                                          ----------
                                                             598,125
                                                          ----------
Photography (1.5%):
             4,000   Eastman Kodak Co..................      321,000
                                                          ----------
Printing & Publishing (1.6%):
             9,000   New York Times Co--Class A.........     342,000
                                                          ----------
Real Estate (3.3%):
             4,000   Healthcare Properties Investment,
                     Inc...............................      140,000
            17,000   Health & Retirement Properties
                     Trust.............................      329,375
             7,000   Public Storage, Inc...............      217,000
                                                          ----------
                                                             686,375
                                                          ----------
Retail (0.6%):
             3,000   Walgreen Co.......................      120,000
                                                          ----------
Tobacco (2.3%):
             4,300   Philip Morris Cos., Inc...........      485,900
                                                          ----------
Telecommunications (5.4%):
             6,500   Ameritech Corp....................      394,062
             4,000   CIA Telecomunicacion Chile, ADR...      404,500
             4,000   Telecom of New Zealand, ADR.......      324,000
                                                          ----------
                                                           1,122,562
                                                          ----------
Utilities--Electric (1.0%):
             4,500   Duke Power Co.....................      208,125
                                                          ----------
Total Common Stock                                        10,943,275
                                                          ----------
U.S. GOVERNMENT AGENCIES (10.5%):
Federal Home Loan Bank:
           100,000   5.97%, 12/14/98...................       99,668
           200,000   6.11%, 1/18/01....................      195,964
           300,000   6.04%, 2/14/01....................      293,100
                                                          ----------
                                                             588,732
                                                          ----------
Federal National Mortgage Assoc.:
           300,000   6.95%, 11/06......................      296,430
                                                          ----------
Government National Mortgage Assoc.:
           503,671   7.50%, 9/15/26....................      798,778
           798,530   7.50%, 9/15/26....................      503,826
                                                          ----------
                                                           1,302,604
                                                          ----------
Total U.S. Government Agencies                             2,187,766
                                                          ----------


Continued

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Flexible Growth Fund


  SHARES OR
  PRINCIPAL           Security              Market
   AMOUNT           Description             Value
-------------       -----------           ---------
U.S. TREASURY BILLS (4.8%):
1,000,000     Discount Note,3/6/97.....   $ 991,020
                                          ---------
U.S. TREASURY NOTES (23.7%):
  500,000     6.07%, 8/31/98...........     502,250
  700,000     6.25%, 5/31/00...........     702,919
3,100,000     6.88%, 5/15/06...........   3,193,651
  500,000     6.53%, 7/15/06...........     519,380
                                          ---------
Total U.S. Treasury Notes                 4,918,200
                                          =========


     SHARES OR
     PRINCIPAL             Security                          Market
       AMOUNT             Description                        Value
----------------          -----------                     -----------
INVESTMENT COMPANIES (9.7%):
      1,896,034   Dreyfus Treasury Prime Fund....         $ 1,896,034
          8,000   Southern Africa Fund, Inc......             117,000
                                                          -----------
Total Investment Companies                                  2,013,034
                                                          -----------
Total (Cost--$18,999,696)(a)                              $21,053,295
                                                          ===========

----------------
The percentages indicated are based on net assets of $20,794,478.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.            $2,252,044
                    Unrealized depreciation               (198,445)
                                                        ----------
                    Net unrealized appreciation         $2,053,599
                                                        ==========


(b) Non-income producing security.
ADR--American Depository Receipt








See Notes to Financial Statements.

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Stock Appreciation Fund


     SHARES OR
     PRINCIPAL               SECURITY                    MARKET
     AMOUNT                DESCRIPTION                   VALUE
---------------            -----------                ----------
COMMON STOCK (90.2%):
Apparel (6.4%):
              2,400   Gymboree Corp. (b)..........    $   54,900
              6,250   Intimate Brands, Inc........       106,250
             25,000   Jones Apparel Group (b).....       934,375
             15,000   Nautica Enterprises, Inc. (b)      378,750
             12,000   TJX Cos., Inc...............       568,500
                                                      ----------
                                                       2,042,775
                                                      ----------
Automobile & Parts (1.0%):
             15,000   Gentex Corp. (b)............       301,875
              2,500   Simpson Industries, Inc.....        27,227
                                                      ----------
                                                         329,102
                                                      ----------
Banks (0.7%):
              2,000   Colonial BancGroup, Inc.....        80,000
              4,700   Sterling Bancorp............        69,325
              2,100   Vermont Financial Services
                      Corp........................        74,550
                                                      ----------
                                                         223,875
                                                      ----------
Beer, Wine & Distilled Beverages (0.2%):
              2,200   Boston Beer Co., Inc. (b)...        22,550
              3,800   Pete's Brewing Co. (b)......        30,400
                                                      ----------
                                                          52,950
                                                      ----------
Building & Construction (0.1%):
              2,000   Drew Industries, Inc. (b)...        44,000
                                                      ----------
Building--Mobile Home (1.9%):
             22,000   Coachmen Industries, Inc....       624,250
                                                      ----------
Building Materials (0.5%):
              3,000   Medusa Corp.................       103,125
              1,500   National Service Industries,
                      Inc.........................        56,062
                                                      ----------
                                                         159,187
Chemicals (0.7%):
             14,500   CFC International (b).......       163,125
              4,000   Lawter International, Inc...        50,500
                                                      ----------
                                                         213,625
                                                      ----------
Commercial Services (2.4%):
              8,500   Paychex, Inc................       437,219
             12,000   Service Corp. International.       336,000
                                                      ----------
                                                         773,219
                                                      ----------
Computer, Software & Services (18.8%):
              8,000   3 Com Corp. (b).............       587,000
              2,000   Broderbund Software, Inc. (b)       59,500
             10,000   Cisco Systems, Inc. (b).....       636,250
              7,500   Compuware Corp. (b).........       375,937
             10,000   Comverse Technology, Inc. (b)      378,125
             14,000   Dell Computer Corp. (b).....       743,750




     SHARES OR
     PRINCIPAL                  SECURITY                     MARKET
      AMOUNT                  DESCRIPTION                    VALUE
----------------              -----------                  ---------
COMMON STOCK, CONTINUED:
Computer, Software & Services, continued:
               8,000   Gateway 2000, Inc. (b)...........  $  428,500
              13,200   Microsoft Corp. (b)..............   1,090,650
              13,000   Oracle Corp. (b).................     542,750
               9,000   Parametric Technology Corp. (b)..     462,375
              20,000   Structural Dynamics Research
                       Corp. (b)........................     400,000
              10,000   Sun Microsystems, Inc. (b).......     256,875
               3,300   The Learning Co. (b).............      47,438
                                                           ---------
                                                           6,009,150
                                                           ---------
Data Processing (1.0%):
               7,500   National Data Corp...............     326,250
                                                           ---------
Department Stores (2.4%):
              15,000   Dollar Tree Stores, Inc. (b).....     573,750
               5,000   Kohl's Corp. (b).................     196,250
                                                           ---------
                                                             770,000
                                                           ---------
Direct Marketing (0.9%):
               5,000   Catalina Marketing Corp. (b).....     275,625
                                                           ---------
Electronics (2.1%):
               5,000   ADFlex Solutions, Inc. (b).......      51,250
              10,000   Micron Technology, Inc...........     291,250
              20,000   S 3, Inc. (b)....................     325,000
                                                           ---------
                                                             667,500
                                                           ---------
Environmental Control (4.3%):
              12,000   United Waste Systems, Inc. (b)...     412,500
              10,200   USA Waste Services, Inc. (b).....     325,125
              20,000   U.S. Filter Corp. (b)............     635,000
                                                           ---------
                                                           1,372,625
Financial Services (1.2%):
              10,000   Green Tree Financial Corp........     386,250
                                                           ---------
Firearms & Ammunition (0.2%):
               4,000   Sturm Ruger & Co. Inc............      77,500
                                                           ---------
Home Improvement (1.3%):
              20,000   Eagle Hardware & Garden, Inc. (b)     415,000
Hotel/Motel (1.8%):
               8,000   Renaissance Hotel Group N.V. (b).     188,000
                 200   HFS, Inc. (b)....................      11,950
              15,000   Hilton Hotels Corp...............     391,875
                                                           ---------
                                                             591,825
                                                           ---------
Human Resources (2.0%):
              16,600   Alternative Resources, Inc. (b)..     288,425
               4,000   Olsten Corp......................      60,500
              15,000   Employee Solutions, Inc. (b).....     307,500
                                                           ---------
                                                             656,425
                                                           ---------


Continued

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Stock Appreciation Fund



     SHARES OR
     PRINCIPAL                  SECURITY                    MARKET
     AMOUNT                    DESCRIPTION                  VALUE
  --------------               -----------                ---------
COMMON STOCK, CONTINUED:
Industrial Machinery (2.2%):
              4,000   AGCO Corp........................   $ 114,500
             17,500   Cincinnati Milacron, Inc.........     382,812
              3,500   Greenfield Industries, Inc.......     107,187
              3,400   Lincoln Electric Co.--Class A.....    102,850
                                                          ---------
                                                            707,349
                                                          ---------
Instruments--Scientific (0.8%):
              6,600   Millipore Corp...................     273,075
                                                          ---------
Insurance (1.2%):
              6,000   Progressive Corp.................     404,250
                                                          ---------
Manufacturing (0.3%):
              5,000   Optical Coating Laboratories, Inc.     53,750
              2,500   Westinghouse Air Brake Co........      31,563
                                                          ---------
                                                             85,313
                                                          ---------
Medical--Transportation (0.2%):
              1,850   American Medical Response, Inc.
                      (b)..............................      60,125
                                                          ---------
Medical--Information Systems (0.2%):
              4,600   PHAMIS, Inc. (b).................      59,225
                                                          ---------
Medical--Instruments/Products (2.9%):
             10,000   Boston Scientific Corp. (b)......     600,000
              3,000   CNS, Inc. (b)....................      43,125
             12,200   Physio-Control International
                      Corp. (b)........................     274,500
                                                          ---------
                                                            917,625
                                                          ---------
Mining (1.6%):
             10,000   Barrick Gold Corp................     287,500
              5,000   Newmont Gold Co..................     218,750
                                                          ---------
                                                            506,250
                                                          ---------
Minerals (0.3%):
             12,500   Uranium Resources, Inc. (b)......      98,438
                                                          ---------
Motorcycle (1.5%):
             10,000   Harley-Davidson, Inc.............     470,000
                                                          ---------
Oil Equipment, Wells & Services (8.2%):
             12,000   ENSCO International, Inc. (b)....     582,000
             30,000   Global Marine, Inc. (b)..........     618,750
              7,500   Nuevo Energy Co. (b).............     390,000
             11,000   Ranger Oil Ltd...................     108,625
             20,000   Reading & Bates Corp. (b)........     530,000
              5,000   Transocean Offshore, Inc.........     313,125
              4,000   Tuboscope Vetco International
                      Corp. (b)........................      62,000
                                                          ---------
                                                          2,604,500
                                                          ---------
Pharmaceuticals (1.1%):
             10,000   Jones Medical Industries, Inc....     366,250
                                                          ---------




     SHARES OR
     PRINCIPAL                  SECURITY                   MARKET
      AMOUNT                  DESCRIPTION                   VALUE
----------------              -----------                 ---------
COMMON STOCK, CONTINUED:
Power Conversion--Supply Equipment (0.9%):
              10,000   American Power Conversion (b)...    $272,500
                                                          ---------
Printing & Publishing (0.2%):
               2,650   World Color Press, Inc. (b).....      51,012
                                                          ---------
Recreational Equipment (0.9%):
              10,000   Callaway Golf Co................     287,500
                                                          ---------
Recreational Vehicles (0.4%):
               5,000   Polaris Industries Inc..........     118,750
                                                          ---------
Restaurant (2.3%):
               3,000   Bob Evans Farms.................      40,500
              10,000   Dave & Buster's, Inc. (b).......     201,250
              10,000   Landry's Seafood Restaurants,        213,750
                       Inc. (b)........................      41,500
               4,000   Rock Bottom Restaurants, Inc. (b)
              11,000   Wendy's International, Inc......     225,500
                                                          ---------
                                                            722,500
                                                          ---------
Retail (4.3%):
               5,000   Best Buy Co, Inc. (b)...........      53,125
              22,000   PETsMART, Inc. (b)..............     481,250
               7,000   Sunglass Hut International (b)..      50,750
              10,000   Tiffany & Co....................     366,250
              15,000   Tech Data Corp. (b).............     410,625
                                                          ---------
                                                          1,362,000
                                                          ---------
Savings & Loans (1.5%):
               7,000   Astoria Financial Corp..........     258,125
               5,000   Charter One Financial, Inc......     210,000
                                                          ---------
                                                            468,125
                                                          ---------
Sporting Goods (0.9%):
              12,600   Cannondale Corp. (b)............     283,500
                                                          ---------
Steel (2.1%):
              10,000   Carpenter Technology Corp.......     366,250
              16,400   Worthington Industries, Inc.....     297,250
                                                          ---------
                                                            663,500
                                                          ---------
Textiles (0.7%):
              10,000   Mohawk Industries, Inc. (b).....     220,000
                                                          ---------
Telecommunications (2.9%):
               8,000   Aspect Telecommunications Corp.
                      (b).............................      508,000
               5,900   Federal Signal Corp.............     152,663
              12,500   LCI International, Inc. (b).....     268,750
                                                          ---------
                                                            929,413
                                                          ---------
Tools (1.0%):
              10,500   Black & Decker Corp.............     316,312
                                                          ---------


Continued

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Stock Appreciation Fund


   SHARES OR
   PRINCIPAL              SECURITY                 MARKET
   AMOUNT               DESCRIPTION                VALUE
--------------          -----------              ----------
COMMON STOCK, CONTINUED:
Tobacco (0.4%):
          5,000   Dimon, Inc.................... $  115,625
                                                 ----------
Utilities--Electric (1.3%):
          9,000   Commonwealth Energy System Cos.   211,500
          4,900   Oklahoma Gas & Electric.......    204,575
                                                 ----------
                                                    416,075
                                                 ----------
Total Common Stock                               28,790,345
                                                 ----------
CORPORATE BONDS (1.3%):
Cosmetics & Toiletries (1.3%):
         22,500   NBTY, Inc. (b)................    427,500
                                                 ----------
Total Corporate Bonds                               427,500
                                                 ----------




   SHARES OR
   PRINCIPAL                SECURITY                   MARKET
    AMOUNT                DESCRIPTION                  VALUE
-------------             -----------               -----------

U.S. GOVERNMENT AGENCIES (3.1%):
Federal National Mortgage Assoc.:
      $1,000,000   Discount Note, 1/2/97........... $   999,700
                                                    -----------
Total U.S. Government Agencies                          999,700
                                                    -----------
INVESTMENT COMPANIES (6.5%):
         826,595   Dreyfus Treasury Prime Fund.....     826,595
       1,242,376   Federated U.S. Treasury Services
                   #125............................   1,242,376
                                                    -----------
Total Investment Companies                            2,068,971
                                                    -----------
Total (Cost--$26,843,438)(a)                        $32,286,516
                                                    ===========

------------
The percentages indicated are based on net assets of $31,914,337.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation. .................    $5,885,080
                    Unrealized depreciation. .................      (442,002)
                                                                  ----------
                    Net unrealized appreciation ..............    $5,443,078
                                                                  ==========


(b) Non-income producing security.








See Notes to Financial Statements.

Notes to Financial Statements

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

1.   ORGANIZATION:

      The Riverfront Funds, Inc. (the "Fund"), was organized as a Maryland corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is authorized to issue six series of shares of capital stock, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Flexible Growth Fund and The Riverfront Stock Appreciation Fund (each, a "Portfolio"; and collectively, the "Portfolios").

      The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The investment objective of the Income Equity Fund is to seek a high level of investment income through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the Ohio Tax-Free Bond Fund is to seek income exempt from federal and Ohio state income taxes and preservation of capital. The investment objective of the Flexible Growth Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Stock Appreciation Fund is to seek capital growth.

      The Fund is authorized to issue 3,000,000,000 shares with a par value of $.001 per share. Sales of shares of the Portfolios may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

      The U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Flexible Growth Fund and the Stock Appreciation Fund (collectively, "the variable net asset value funds") each offers two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectus. Each share class has identical rights and privileges, except with respect to distribution and services (12b-1) fees paid by each share class, voting rights on matters affecting a single share class, and the exchange privileges of each share class.


2.   SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

           SECURITIES VALUATION:

Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996


           fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

           Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations or closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

           SECURITY TRANSACTIONS AND RELATED INCOME:

           Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined on an identified cost basis.

           REPURCHASE AGREEMENTS:

           The Portfolios may acquire repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser or the Portfolio's sub-investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

           DIVIDENDS TO SHAREHOLDERS:

           Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and paid monthly for the variable net asset value funds.

           Distributable net realized capital gains, if any, are declared and distributed at least annually. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder


Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

           distributions have been reclassified to capital. These differences are due primarily to differing treatments for dollar roll transactions, the deferral of certain losses and expiring capital loss carryforwards.

           FEDERAL INCOME TAXES:

           It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Portfolios have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 1996, therefore, no federal tax provision was required.

           EXPENSE ALLOCATIONS:

           Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the Portfolios, generally on the basis of relative net assets.


3.   PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 are as follows:

                                            PURCHASES             SALES
                                           ------------       ------------

      U.S. Government Income Fund ....     $ 17,096,653       $ 21,823,848
      Income Equity Fund .............     $118,606,552       $115,043,248
      Ohio Tax-Free Bond Fund ........     $    607,267       $    716,491
      Flexible Growth Fund ...........     $ 21,993,742       $ 17,772,833
      Stock Appreciation Fund ........     $ 54,802,922       $ 76,115,297

Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


4.   CAPITAL SHARE TRANSACTIONS:

      Transactions in capital shares for the Fund were as follows:

                                                              U.S. GOVERNMENT SECURITIES
                                                                MONEY MARKET FUND                    U.S. GOVERNMENT INCOME FUND
                                                           --------------------------------          ------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                            DECEMBER 31,         DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                                1996                 1995               1996               1995
                                                           -------------        -------------        -----------        -----------
CAPITAL TRANSACTIONS:
Investor A Shares:
          Proceeds from shares issued ..............       $ 413,837,358        $ 331,872,719        $ 2,494,252        $ 4,352,572
          Proceeds from shares issued in connection
               with acquisition ....................                                4,865,634
          Dividends reinvested .....................           2,193,920            1,518,099            440,531            569,125
          Shares redeemed ..........................        (392,509,518)        (330,133,820)        (4,741,047)        (4,089,227)
                                                           -------------        -------------        -----------        -----------
          Change in net assets from Investor A share
               transactions ........................       $  23,521,760        $   8,122,632        $(1,806,264)       $   832,470
                                                           =============        =============        ===========        ===========
Investor B Shares:
          Proceeds from shares issued ..............                                                 $   372,835        $ 1,317,928
          Dividends reinvested .....................                                                      45,964              9,712
          Shares redeemed ..........................                                                    (349,650)           (96,002)
                                                                                                     -----------        -----------
          Change in net assets from Investor B share
               transactions ........................                                                 $    69,149        $ 1,231,638
                                                                                                     ===========        ===========

SHARE TRANSACTIONS:
Investor A Shares:
          Issued ...................................         413,837,358          331,872,719            264,167            469,561
          Issued in connection with acquisition ....                                4,865,634
          Reinvested ...............................           2,193,920            1,518,099             46,735             60,733
          Redeemed .................................        (392,509,518)        (330,133,820)          (502,013)          (435,482)
                                                           =============        =============        ===========        ===========
          Change in Investor A Shares ..............          23,521,760            8,122,632           (191,111)            94,812
                                                           =============        =============        ===========        ===========
Investor B Shares:
          Issued ...................................                                                      34,874            123,342
          Reinvested ...............................                                                       4,314                903
          Redeemed .................................                                                     (32,664)            (8,962)
                                                                                                     -----------        -----------
          Change in Investor B Shares ..............                                                       6,524            115,283
                                                                                                     ===========        ===========


Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


4.   CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                                               INCOME EQUITY FUND                     OHIO TAX-FREE FUND
                                                           --------------------------------        --------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,       DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                                               1996                1995              1996              1995
                                                           ------------        ------------        ---------        ---------
CAPITAL TRANSACTIONS:
Investor A Shares:
          Proceeds from shares issued ..............       $  8,709,609        $  9,389,602        $  39,457        $ 297,450
          Proceeds from shares issued in connection
               with acquisition ....................                              9,727,219
          Dividends reinvested .....................         10,845,880           8,635,353            6,134            8,453
          Shares redeemed ..........................         (7,958,218)         (7,219,484)        (340,435)        (109,278)
                                                           ------------        ------------        ---------        ---------
          Change in net assets from Investor A share
               transactions ........................       $ 11,597,271        $ 20,532,690        $(294,844)       $ 196,625
                                                           ============        ============        =========        =========
Investor B Shares:
          Proceeds from shares issued ..............       $  3,928,456        $  2,765,814        $ 592,591        $ 598,493
          Dividends reinvested .....................          1,297,923              13,294           20,060            9,755
          Shares redeemed ..........................           (420,101)            (43,350)        (248,303)          (5,034)
                                                           ------------        ------------        ---------        ---------
          Change in net assets from Investor B share
               transactions ........................       $  4,806,278        $  2,735,758        $ 364,348        $ 603,214
                                                           ============        ============        =========        =========
SHARE TRANSACTIONS:
Investor A Shares:
          Issued ...................................            680,679             828,287            3,737           29,259
          Issued in connection with acquisition ....                                793,942
          Reinvested ...............................            898,119             763,006              593              833
          Redeemed .................................           (624,637)           (630,554)         (32,383)         (10,732)
                                                           ------------        ------------        ---------        ---------
          Change in Investor A Shares ..............            954,161           1,754,681          (28,053)          19,360
                                                           ============        ============        =========        =========
Investor B Shares:
          Issued ...................................            317,268             241,570           55,795           57,922
          Reinvested ...............................            103,352               1,125            1,897              927
          Redeemed .................................            (31,854)             (3,605)         (23,572)            (491)
                                                           ------------        ------------        ---------        ---------
          Change in Investor B Shares ..............            388,766             239,090           34,120           58,358
                                                           ============        ============        =========        =========

Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


4.   CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                                                 FLEXIBLE GROWTH FUND                 STOCK APPRECIATION FUND
                                                           ------------------------------        -------------------------------
                                                                                                                      OCTOBER 1,
                                                           YEAR ENDED         YEAR ENDED          YEAR ENDED           1995 TO
                                                           DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                              1996                1995               1996                1995 (a)
                                                           -----------        -----------        ------------        -----------
CAPITAL TRANSACTIONS:
Investor A Shares:
          Proceeds from shares issued ..............       $ 5,979,948        $ 6,257,968        $  3,225,171        $   738,522
          Dividends reinvested .....................           318,997            282,271           2,903,615          1,542,781
          Shares redeemed ..........................        (5,316,451)          (717,635)        (16,060,775)        (3,611,887)
                                                           -----------        -----------        ------------        -----------
          Change in net assets from Investor A share
               transactions ........................       $   982,494        $ 5,822,604        $ (9,931,989)       $(1,330,584)
                                                           ===========        ===========        ============        ===========
Investor B Shares:
          Proceeds from shares issued ..............       $ 5,648,362        $ 4,818,782        $    483,957        $    71,986
          Dividends reinvested .....................           227,824             52,617              65,586
          Shares redeemed ..........................        (1,218,260)          (188,581)           (105,940)
                                                           -----------        -----------        ------------        -----------
          Change in net assets from Investor B share
               transactions ........................       $ 4,657,926        $ 4,682,818        $    443,603        $    71,986
                                                           ===========        ===========        ============        ===========

SHARE TRANSACTIONS:
Investor A Shares:
          Issued ...................................           531,651            593,056             307,057             76,082
          Reinvested ...............................            28,295             25,863             308,567            164,279
          Redeemed .................................          (466,939)           (65,727)         (1,618,575)          (370,208)
                                                           -----------        -----------        ------------        -----------
          Change in Investor A Shares ..............            93,007            553,192          (1,002,951)          (129,847)
                                                           ===========        ===========        ============        ===========
Investor B Shares:
          Issued ...................................           485,748            442,046              66,446              7,299
          Reinvested ...............................            19,547              4,698               6,727
          Redeemed .................................          (104,208)           (16,667)            (10,094)
                                                           -----------        -----------        ------------        -----------
          Change in Investor B Shares ..............           401,087            430,077              63,079              7,299
                                                           ===========        ===========        ============        ===========

(a)     Period from date acquired by Riverfront Stock Appreciation Fund.

Continued

THE RIVERFRONT FUNDS, INC.                                   DECEMBER 31, 1996


5.   RELATED PARTY TRANSACTIONS

      Provident has entered into an Investment Advisory Agreement with the Fund whereby Provident supervises and manages the investment and reinvestment of the assets of the U.S. Government Securities Money Market Fund, the U.S. Government Income Fund, the Ohio Tax-Free Bond Fund and the Stock Appreciation Fund. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Portfolio.

      Pursuant to the terms of the Investment Advisory Agreement with the Fund, Provident has entered into Sub-Investment Advisory Agreements with DePrince, Race & Zollo, Inc. ("DRZ"), for the Income Equity Fund and with James Investment Research, Inc. ("JIR") for the Flexible Growth Fund. DRZ and JIR provide investment advice to and supervise the investment program of the Income Equity Fund and the Flexible Growth Fund, respectively. Under the terms of the Sub-Investment Advisory Agreements, JIR receives from Provident fees calculated at 0.50% of the average daily net assets of the Flexible Growth Fund, and DRZ receives from Provident fees calculated at 0.50% of average daily net assets up to $55 million of the Income Equity Fund and 0.55% of average daily net assets above $55 million for this Portfolio.


      SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders was held on December 30, 1996. At the Meeting, shareholders voted (i) on an Amendment to the Investment Advisory Agreement between the Fund and Provident to permit Provident to manage directly that portion of the Income Equity Fund's portfolio allocated to it by the Fund's Board of Directors; (ii) to approve the amendment to the Sub-Investment Advisory Agreement between Provident and DRZ with respect to the Income Equity Fund to clarify that DRZ will manage directly that portion of the Income Equity Fund's portfolio allocated to it by the Fund's Board of Directors; (iii) to approve an Amendment to the Investment Advisory Arrangements for the Flexible Growth Fund with respect to the management of its portfolio such that Provident will become the sole manager of the Flexible Growth Fund's portfolio; (iv) to amend the Articles of Incorporation of the Fund to reclassify (change the name of) the currently issued and outstanding shares of The Flexible Growth Fund as shares of The Riverfront Balanced Fund.

      The results of all matters voted on by shareholders at the Special Meeting held on December 30, 1996 were as follows:

         A. Approval of Amendments to the Investment Advisory Agreement between the Fund and Provident for the Income Equity Fund.

                           FOR              AGAINST           ABSTAIN
                           ---              -------           -------
                       2,891,190             25,646            65,981

         B. Approval of the Amendment to the Sub-Investment Advisory Agreement between Provident and DRZ for the Income Equity Fund.

                          FOR              AGAINST           ABSTAIN
                          ---              -------           -------

                       2,849,578           33,459            99,780

Continued

THE RIVERFRONT FUNDS, INC.                                   DECEMBER 31, 1996

5.   RELATED PARTY TRANSACTIONS, CONTINUED:

         C. Approval of an Amendment to the Investment Advisory Arrangements concerning the appointment of Provident as the sole manager of the Flexible Growth Fund.

                          FOR              AGAINST           ABSTAIN
                          ---              -------           -------

                      1,710,471            15,186            25,864

         D. Approval of the Amendment to the Articles of Incorporation of the Fund with respect to the Flexible Growth Fund.

                          FOR              AGAINST           ABSTAIN
                          ---              -------           -------


                       1,714,185           11,546            25,790

      All changes are to become effective January 1, 1997.

      In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Portfolios. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Portfolio.

      During the year ended December 31, 1996, Provident Securities & Investment Company ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell portfolio investments on behalf of the Fund. The Fund paid PSI approximately $90,000 that has been included in investments at cost, as commissions for such transactions.

      BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

      BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as administrator, principal underwriter and distributor. Such officers and director are paid no fees directly by the Portfolios for serving as officers and as director of the Fund. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Portfolio.

      Provident also serves as transfer agent and shareholder servicing agent to the Fund and BISYS Ohio serves as sub-transfer agent for the Investor B Shares. Under the terms of the Master Transfer and Record keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Portfolio and certain out-of-pocket expenses. Under the terms of the Shareholder Servicing Agreement, Provident may receive a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of certain shares of each Portfolio. This fee may be used to reimburse BISYS or other providers of record keeping and/or administrative support services. As of December 31, 1996, there were no shareholder servicing agreements entered into on behalf of any of the Portfolios.

      The Fund has adopted an Investor A Distribution and Shareholder Service Plan and Agreement ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan and Agreement ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Portfolio is authorized to pay or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of each Portfolio.

Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

5.   RELATED PARTY TRANSACTIONS, CONTINUED:

     Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares,
     (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of that Portfolio and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Portfolio. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

     For the year ended December 31, 1996, BISYS received $675,842 from commissions on sales of capital shares, of which $634,802 was reallowed to brokers affiliated with Provident.

     Provident and certain of its affiliates own shares of Portfolios of the Fund. As of December 31, 1996, the aggregate value of capital shares owned by Provident and its affiliates were as follows (amounts in thousands):

     U.S. Government Securities Money Market........................................................                 $ 121,952
     U.S. Government Income Fund....................................................................                 $   8,930
     Income Equity Fund.............................................................................                 $  12,002
     Ohio Tax-Free Bond Fund........................................................................                 $  10,567
     Flexible Growth Fund...........................................................................                 $   4,054
     Stock Appreciation Fund........................................................................                 $     589

     Fees may be voluntarily reduced or reimbursed to assist the Portfolios in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1996:

                                                   U.S. GOVERNMENT                          INCOME
                                                   SECURITIES MONEY    U.S. GOVERNMENT      EQUITY
                                                      MARKET FUND       INCOME FUND          FUND
                                                   ----------------    ---------------      ------
     INVESTMENT ADVISER FEES:
     Annual fee before voluntary fee reductions
          (percentage of average net assets) .....              0.15%              0.40%             0.95%
     Voluntary fee reductions ....................                NA                 NA       $    36,661
     ADMINISTRATION FEES:
     Annual fee (percentage of average net assets)              0.20%              0.20%             0.20%
     12B-1 FEES (INVESTOR A):
     Annual fee before voluntary fee reductions
          (percentage of average net assets) .....              0.25%              0.25%             0.25%
     Voluntary fee reductions ....................       $   432,174        $    30,720       $    30,199
     12B-1 FEES (INVESTOR B):
     Annual fee (percentage of average net assets)                NA               1.00%             1.00%
     CUSTODIAN AND ACCOUNTING FEES ...............       $    86,401        $    35,870       $   108,638
     TRANSFER AGENT FEES .........................       $    79,137        $    38,891       $    58,165


Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

5.  RELATED PARTY TRANSACTIONS, CONTINUED:

                                                    OHIO TAX-FREE       FLEXIBLE            STOCK
                                                      BOND FUND        GROWTH FUND     APPRECIATION FUND
                                                    -------------      -----------     -----------------
    INVESTMENT ADVISER FEES:
    Annual fee before voluntary fee reductions
         (percentage of average net assets) .....             0.50%             0.90%             0.80%
    Voluntary fee reductions ....................       $   11,373        $   28,720                NA
    ADMINISTRATION FEES:
    Annual fee (percentage of average net assets)             0.20%             0.20%             0.20%
    12B-1 FEES (INVESTOR A):
    Annual fee before voluntary fee reductions
         (percentage of average net assets) .....             0.25%             0.25%             0.25%
    Voluntary fee reductions ....................               NA        $   11,929                NA
    12B-1 FEES (INVESTOR B):
    Annual fee (percentage of average net assets)             1.00%             1.00%             1.00%
    CUSTODIAN AND ACCOUNTING FEES ...............       $   15,923        $   30,516        $   55,160
    TRANSFER AGENT FEES .........................       $   26,007        $   44,600        $   38,988

    NA--Not applicable


6.  ELIGIBLE DISTRIBUTIONS (UNAUDITED):

    The Riverfront Funds, Inc. designated the following eligible distributions for the dividends received deduction for corporations for the taxable year ended December 31, 1996:

                                                       STOCK                  INCOME                 FLEXIBLE
                                                    APPRECIATION              EQUITY                  GROWTH
                                                    ------------              ------                 -------
    Dividend Income......................          $   36,453             $2,153,446               $227,745


7.  EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

    The Riverfront Funds, Inc. designates the following exempt-interest income for the Ohio Tax-Free Bond Fund for the taxable year ended December 31, 1996:

    Exempt-interest distributions.................................................                  $433,425
    Exempt-interest distribution per share........................................                  $  0.387

    The percentage break-down of the exempt-interest by state for the Ohio Tax-Free Bond Fund's taxable year ended December 31, 1996 was as follows:

    Ohio.......               100%
                              ----
                              100%
                              ====

Continued

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


8.  FEDERAL INCOME TAXES:

    For federal income tax purposes, the following Portfolios have capital loss carryforwards as of December 31, 1996, which are available to offset future capital gains, if any:

                                                                                EXPIRES                 AMOUNT
                                                                                -------                 ------
    U.S. Government Securities Money Market Fund.....................            2002                 $      875
    U.S. Government Securities Money Market Fund.....................            2003                 $    1,415
    U.S. Government Income Fund......................................            2002                 $1,348,718
    U.S. Government Income Fund......................................            2003                 $  516,479
    Flexible Growth Fund.............................................            2004                 $  153,639



9.  CAPITAL GAINS DISTRIBUTIONS (UNAUDITED):

    The Fund declared and distributed capital gains to shareholders in the following amounts per share for the taxable year ended December 31, 1996:

                                                                   LONG-TERM             SHORT-TERM
                                                                   ---------             ----------
    Income Equity Fund...................................          0.6894                1.2127
    Stock Appreciation Fund..............................          0.8897                0.1448

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                             U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                                                            --------------------------------------------------------------------
                                                                                                                       OCTOBER 1,
                                                                           YEARS ENDED DECEMBER 31,                    1992 TO
                                                            ------------------------------------------------------     DECEMBER 31,
                                                              1996          1995           1994 (d)        1993(d)     1992 (a)(d)
                                                            --------      --------        --------        --------      --------
NET ASSET VALUE,
    BEGINNING OF PERIOD .............................       $   1.00      $   1.00        $   1.00        $   1.00      $   1.00
                                                            --------      --------        --------        --------      --------
Investment Activities
    Net investment income ...........................          0.046         0.050            0.04            0.03          0.01
                                                            --------      --------        --------        --------      --------
Distributions
    Net investment income ...........................         (0.046)       (0.050)          (0.04)          (0.03)        (0.01)
                                                            --------      --------        --------        --------      --------
NET ASSET VALUE,
    END OF PERIOD....................................       $   1.00      $   1.00        $   1.00        $   1.00      $   1.00
                                                            ========      ========        ========        ========      ========
Total Return ........................................           4.89%         5.52%           3.78%           2.90%         0.80%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ...................       $181,017      $157,495        $149,374        $133,207      $ 37,083
Ratio of expenses to average net assets .............           0.59%         0.58%           0.51%           0.32%         0.01%(c)
Ratio of net investment income to average net assets            4.78%         5.34%           3.70%           2.85%         3.09%(c)
Ratio of expenses to average net assets* ............           0.84%         0.83%           0.80%           0.42%         0.68%(c)
Ratio of net investment income to average net assets*           4.53%         5.09%           3.41%           2.75%         2.42%(c)


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b)   Not annualized.

(c)   Annualized.

(d)   Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.

                                                                    U.S. GOVERNMENT INCOME FUND
                                                 -------------------------------------------------------------------
                                                                                                     JANUARY 17,
                                                           YEAR ENDED                 YEAR ENDED       1995 TO
                                                           DECEMBER 31,              DECEMBER 31,    DECEMBER 31,

                                                              1996                      1995           1995 (a)
                                                  ----------------------------       ----------        ----------
                                                  INVESTOR A        INVESTOR B       INVESTOR A        INVESTOR B
                                                  ----------        ----------       ----------        ---------
NET ASSET VALUE,
    BEGINNING OF PERIOD .......................   $    9.71         $   10.95        $    8.92         $   10.00
                                                  ---------         ---------        ---------         ---------
Investment Activities
    Net investment income .....................        0.52              0.49             0.54              0.43
    Net realized and unrealized gains (losses)
            from investments ..................       (0.29)            (0.31)            0.79              0.94
                                                  ---------         ---------        ---------         ---------
        Total from Investment Activities ......        0.23              0.18             1.33              1.37
                                                  ---------         ---------        ---------         ---------
Distributions
    Net investment income .....................       (0.51)            (0.49)           (0.54)            (0.42)
    In excess of net investment income ........
                                                  ---------         ---------        ---------         ---------
        Total Distributions ...................       (0.51)            (0.49)           (0.54)            (0.42)
                                                  ---------         ---------        ---------         ---------
NET ASSET VALUE,
    END OF PERIOD .............................   $    9.43         $   10.64        $    9.71         $   10.95
                                                  =========         =========        =========         =========
Total Return
    (excludes sales/redemption charge).........        2.51%             1.72%           15.22%            13.96%(e)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............   $  33,694         $   1,296        $  36,538         $   1,263
Ratio of expenses to average net assets .......        1.11%             1.96%            1.09%             1.90%(c)
Ratio of net investment income to .............        5.45%             4.59%            5.74%             4.80%(c)
    average net assets
Ratio of expenses to average net assets* ......        1.20%             1.96%            1.18%             1.90%(c)
Ratio of net investment income to .............        5.36%             4.59%            5.65%             4.80%(c)
    average net assets*
Portfolio Turnover ............................          53%(d)            53%(d)           75%(d)            75%(d)

                                                              U.S. GOVERNMENT INCOME FUND
                                                     ---------------------------------------------


                                                                YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------
                                                      1994 (f)         1993 (f)        1992 (b)(f)
                                                     ---------         --------        -----------

NET ASSET VALUE,
    BEGINNING OF PERIOD .......................      $    9.91         $    9.76         $   10.00
                                                     ---------         ---------         ---------
Investment Activities
    Net investment income .....................           0.54              0.51              0.10
    Net realized and unrealized gains
            (losses) from investments .........          (0.99)             0.20             (0.23)
                                                     ---------         ---------         ---------
        Total from Investment Activities ......          (0.45)             0.71             (0.13)
                                                     ---------         ---------         ---------
Distributions
    Net investment income .....................          (0.54)            (0.50)            (0.10)
    In excess of net investment income ........                            (0.06)            (0.01)
                                                     ---------         ---------         ---------
        Total Distributions ...................          (0.54)            (0.56)            (0.11)
                                                     ---------         ---------         ---------
NET ASSET VALUE,
    END OF PERIOD..............................      $    8.92         $    9.91         $    9.76
                                                     =========         =========         =========
Total Return
    (excludes sales/redemption charge).........          (4.64)%            7.38%            (1.31)%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............      $  32,721         $  30,078         $  24,588
Ratio of expenses to average net assets .......           0.86%             0.65%             0.66%
Ratio of net investment income to..............           5.78%             5.05%             4.00%
    average net assets
Ratio of expenses to average net a
Ratio of net investment income to .............           5.49%             4.62%             3.60%
    average net assets*
Portfolio Turnover ............................             83%(d)           220%(d)           117%(d)

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(f)   Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                                   INCOME EQUITY FUND
                                                              ------------------------------------------------------------------
                                                                                                                     JANUARY 17,
                                                                    YEAR ENDED                      YEAR ENDED         1995 TO
                                                                    DECEMBER 31,                   DECEMBER 31,      DECEMBER 31,
                                                                        1996                           1995             1995 (a)
                                                              ----------------------------          ----------        ----------
                                                              INVESTOR A        INVESTOR B          INVESTOR A        INVESTOR B
                                                              ---------         ---------           ---------         ---------
NET ASSET VALUE,
    BEGINNING OF PERIOD .................................   $    11.70          $    11.85         $    10.15        $    10.00
                                                            ----------          ----------         ----------        ----------
Investment Activities
    Net investment income ...............................         0.21                0.12               0.27              0.13
    Net realized and unrealized gains
      from investments ..................................         2.12                2.21               2.89              2.78
                                                            ----------          ----------         ----------        ----------
        Total from Investment Activities ................         2.33                2.33               3.16              2.91
                                                            ----------          ----------         ----------        ----------
Distributions
    Net investment income ...............................        (0.21)              (0.12)             (0.27)            (0.13)
    In excess of net investment income ..................
    Net realized gains ..................................        (1.90)              (1.90)             (1.34)            (0.93)
    In excess of net realized gains .....................
                                                            ----------          ----------         ----------        ----------
        Total Distributions .............................        (2.11)              (2.02)             (1.61)            (1.06)
                                                            ----------          ----------         ----------        ----------
NET ASSET VALUE, ........................................   $    11.92          $    12.16         $    11.70        $    11.85
                                                            ==========          ==========         ==========        ==========
    END OF PERIOD
Total Return (excludes sales/redemption charge) .........        19.88%              19.67%             31.45%            29.28%(e)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .......................   $   73,368          $    7,632         $   60,845        $    2,833
Ratio of expenses to average net assets .................         1.76%               2.48%              1.49%             2.46%(c)
Ratio of net investment income to average net assets ....         1.62%               0.88%              2.27%             1.12%(c)
Ratio of expenses to average net assets* ................         1.85%               2.54%              1.74%             2.51%(c)
Ratio of net investment income to average net assets* ...         1.53%               0.82%              2.02%             1.07%(c)
Portfolio Turnover ......................................          166%(d)             166%(d)            180%(d)           180%(d)
Average commission rate paid (h) ........................   $   0.0541          $   0.0541


                                                                           INCOME EQUITY FUND
                                                             ---------------------------------------------


                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------
                                                               1994 (f)         1993 (f)        1992 (b)(f)
                                                              ---------         --------        ------------


NET ASSET VALUE,
    BEGINNING OF PERIOD..................................      $    10.63        $    10.78        $    10.00
                                                               ----------        ----------        ----------
Investment Activities
    Net investment income ...............................            0.32              0.28              0.08
    Net realized and unrealized gains
      from investments ..................................                              1.01              0.80
                                                               ----------        ----------        ----------
        Total from Investment Activities ................            0.32              1.29              0.88
                                                               ----------        ----------        ----------
Distributions
    Net investment income ...............................           (0.31)            (0.27)            (0.08)
    In excess of net investment income ..................                             (0.03)            (0.01)
    Net realized gains ..................................           (0.49)            (1.14)
    In excess of net realized gains .....................                                               (0.01)
                                                               ----------        ----------        ----------
        Total Distributions .............................           (0.80)            (1.44)            (0.10)
                                                               ----------        ----------        ----------
NET ASSET VALUE,
    END OF PERIOD........................................      $    10.15        $    10.63        $    10.78
                                                               ==========        ==========        ==========
Total Return (excludes sales/redemption charge) .........            3.08%            12.11%             8.74%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .......................      $   34,965        $   24,387        $   12,262
Ratio of expenses to average net assets .................            1.30%             1.47%             1.48%
Ratio of net investment income to average net assets ....            2.93%             2.55%             3.16%
Ratio of expenses to average net assets* ................            1.58%             1.64%             2.02%
Ratio of net investment income to average net assets* ...            2.65%             2.38%             2.62%
Portfolio Turnover ......................................             119%(d)           145%(d)            12%(d)
Average commission rate paid (h) ........................

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(f)   Audited by other auditors.

(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                                              OHIO TAX-FREE BOND FUND
                                                                 ------------------------------------------------------------------
                                                                                                        JANUARY 17,   FROM AUGUST 1,
                                                                         YEAR ENDED       YEAR ENDED      1995 TO      1994 THROUGH
                                                                        DECEMBER 31,      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                           1996                1995        1995 (a)    1994 (a)(e)
                                                                 -----------------------  ------------   ------------  ------------
                                                                 INVESTOR A   INVESTOR B   INVESTOR A    INVESTOR B
                                                                 ----------   ----------  -----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD........................................   $  10.51      $ 10.73     $   9.83       $ 10.00     $  10.00
                                                                  --------      -------     --------       -------     --------
Investment Activities
    Net investment income .....................................       0.40         0.32         0.39          0.27         0.12
    Net realized and unrealized gains (losses)
      from investments.........................................      (0.10)       (0.09)        0.67          0.73        (0.17)
                                                                  --------      -------     --------       -------     --------
        Total from Investment Activities ......................       0.30         0.23         1.06          1.00        (0.05)
                                                                  --------      -------     --------       -------     --------
Distributions
    Net investment income .....................................      (0.40)       (0.32)       (0.38)        (0.27)       (0.12)
                                                                  --------      -------     --------       -------     --------
NET ASSET VALUE,
    END OF PERIOD..............................................   $  10.41      $ 10.64     $  10.51       $ 10.73     $   9.83
                                                                  ========      =======     ========       =======     ========
Total Return (excludes sales/redemption charge) ...............       2.95%        2.21%       10.96%        10.10%(d)    (0.47)%(d)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............................   $ 10,693      $   984     $ 11,091       $   626     $ 10,190
Ratio of expenses to average net assets .......................       1.45%        2.25%        1.49%         2.27%(c)     1.08%(c)
Ratio of net investment income to average net assets ..........       3.87%        3.07%        3.77%         3.01%(c)     2.92%(c)
Ratio of expenses to average net assets* ......................       1.55%        2.36%        1.64%         2.41%(c)     1.44%(c)
Ratio of net investment income to average net assets* .........       3.77%        2.96%        3.62%         2.87%(c)     2.56%(c)
Portfolio Turnover ............................................          6%(b)        6%(b)       34%(b)        34%(b)       29%(b)

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(c)   Annualized.

(d)   Not annualized.

(e)   Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                                   FLEXIBLE GROWTH FUND
                                                          -------------------------------------------------------------------------
                                                                                                     JANUARY 17,   FROM SEPTEMBER 1,
                                                                  YEAR ENDED          YEAR ENDED      1995 TO       1994 THROUGH
                                                                 DECEMBER 31,         DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                    1996                  1995        1995 (a)       1994 (a)(f)
                                                          -------------------------   -----------    -----------    ---------------
                                                          INVESTOR A     INVESTOR B    INVESTOR A    INVESTOR B
                                                          ----------     ----------    ----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD.................................   $ 11.36        $ 11.70        $ 9.79        $10.00        $10.00
                                                           -------        -------        ------        ------        ------
Investment Activities
    Net investment income ..............................      0.31           0.26          0.35          0.25          0.10
    Net realized and unrealized gains (losses)
      from investments ................................       0.33           0.34          1.66          1.79         (0.18)
                                                           -------        -------        ------        ------        ------
        Total from Investment Activities ...............      0.64           0.60          2.01          2.04         (0.08)
                                                           -------        -------        ------        ------        ------
Distributions
    Net investment income ..............................     (0.31)         (0.26)        (0.34)        (0.24)        (0.13)
    Net realized gains .................................         0              0         (0.10)        (0.10)
                                                           -------        -------        ------        ------        ------
        Total Distributions ............................     (0.31)         (0.26)        (0.44)        (0.34)        (0.13)
                                                           -------        -------        ------        ------        ------
NET ASSET VALUE,
    END OF PERIOD.......................................   $ 11.69        $ 12.04        $11.36        $11.70        $ 9.79
                                                           =======        =======        ======        ======        ======
Total Return (excludes sales/redemption charge) ........      5.76%          5.27%        20.83%        20.53%(c)     (0.82)%(e)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ......................   $10,786        $10,008        $9,427        $5,030        $2,709
Ratio of expenses to average net assets ................      1.70%          2.54%         1.28%         2.04%(d)      1.48%(d)
Ratio of net investment income to average net assets ...      2.87%          2.03%         3.48%         2.69%(d)      4.01%(d)
Ratio of expenses to average net assets* ...............      1.94%          2.68%         1.67%         2.84%(d)      4.61%(d)
Ratio of net investment income to average net assets* ..      2.63%          1.89%         3.09%         1.89%(d)      0.88%(d)
Portfolio Turnover .....................................        98%(b)         98%(b)        13%(b)        13%(b)         1%(b)
Average commission rate paid (g) .......................   $0.0891        $0.0891

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(c) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(d)   Annualized.

(e)   Not Annualized.

(f)   Audited by other auditors.

(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                      STOCK APPRECIATION FUND
                                               ----------------------------------------------------------------------------------
                                                                                           FROM OCTOBER 1,       FROM OCTOBER 1,
                                                              YEAR ENDED                    1995 THROUGH          1995 THROUGH
                                                              DECEMBER 31,                  DECEMBER 31,          DECEMBER 31,
                                                                1996                          1995 (b)              1995 (a)(b)
                                               -----------------------------------         ---------------       ---------------
                                                INVESTOR A              INVESTOR B           INVESTOR A            INVESTOR B
                                               ------------            -----------         ------------           -----------
NET ASSET VALUE,
    BEGINNING OF PERIOD.................       $       9.50            $     9.91           $    10.00            $    10.00
                                               ------------            ----------           ----------            ----------
Investment Activities
    Net investment income ..............              (0.14)                (0.15)               (0.01)                (0.01)
    Net realized and unrealized gains
        (losses) from investments ......               1.10                  1.04                (0.12)                (0.08)
                                               ------------            ----------           ----------            ----------
        Total from Investment Activities               0.96                  0.89                (0.13)                (0.09)
                                               ------------            ----------           ----------            ----------
Distributions
    Net realized gains .................              (1.03)                (1.03)               (0.37)
                                               ------------            ----------           ----------            ----------
NET ASSET VALUE,
    END OF PERIOD.......................       $       9.43            $     9.77           $     9.50            $     9.91
                                               ============            ==========           ==========            ==========
Total Return
    (excludes sales/redemption charge) .              10.17%                 9.05%          (1.20)%(c)            (0.90)%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ......       $     31,227            $      687           $   40,995            $       72
Ratio of expenses to average net assets                1.91%                 2.64%                1.76%(d)              2.30%(d)
Ratio of net investment income .........              (1.25)%               (2.01)%              (0.49)%(d)            (1.69)%(d)
    to average net assets
Ratio of expenses to average net assets*               1.91%                 2.64%                1.77%(d)              2.39%(d)
Ratio of net investment income .........              (1.25)%               (2.01)%              (0.50)%(d)            (1.78)%(d)
    to average net assets*
Portfolio Turnover .....................                162%(e)               162%(e)               46%(e)                46%(e)
Average commission rate paid (h) .......       $     0.0597            $   0.0597


                                                                      STOCK APPRECIATION FUND
                                               --------------------------------------------------------------------


                                                                          YEARS ENDED SEPEMBER 30,
                                                -------------------------------------------------------------------
                                                  1995 (f)           1994 (f)           1993 (f)           1992 (f)
                                                ----------           --------           --------           --------



NET ASSET VALUE,
    BEGINNING OF PERIOD.................        $     8.25         $    10.18         $     7.98         $     7.70
                                                ----------         ----------         ----------         ----------
Investment Activities
    Net investment income ..............             (0.07)             (0.12)             (0.17)             (0.08)
    Net realized and unrealized gains
        (losses) from investments ......              2.14              (1.26)              2.57               1.41
                                                ----------         ----------         ----------         ----------
        Total from Investment Activities              2.07              (1.38)              2.40               1.33
                                                ----------         ----------         ----------         ----------
Distributions
    Net realized gains .................             (0.32)             (0.55)             (0.20)             (1.05)
                                                ----------         ----------         ----------         ----------
NET ASSET VALUE,
    END OF PERIOD.......................        $    10.00         $     8.25         $    10.18         $     7.98
                                                ==========         ==========         ==========         ==========
Total Return
    (excludes sales/redemption charge) .             25.12%            (13.91)%            30.61%             16.69%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ......        $   44,500         $   47,880         $   59,330         $   28,750
Ratio of expenses to average net assets               2.61%              2.44%              2.47%              2.70%
Ratio of net investment income .........             (0.73)%            (1.35)%            (1.85)%            (1.00)%
    to average net assets
Ratio of expenses to average net assets*               (g)                (g)                (g)                (g)
Ratio of net investment income .........               (g)                (g)                (g)                (g)
    to average net assets*
Portfolio Turnover .....................               197%               254%               216%               288%
Average commission rate paid (h) .......

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f)   Audited by other auditors.

(g)   There were no waivers or reimbursements during the period.

(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

THE RIVERFRONT FUNDS, INC.

                       Statement of Assets and Liabilities
                                 April 30, 1997
                                   (Unaudited)


                                                                     Large Company
                                                                        Select
                                                                         Fund
                                                                     ------------
ASSETS:
Investments, at value (Cost $16,170,947)                             $ 29,118,482
Interest and dividends receivable                                          60,555
Receivable for capital shares issued                                       34,289
Unamortized organization costs                                             18,823
Prepaid expenses and other assets                                           5,603
                                                                     ------------
      Total Assets                                                     29,237,752
                                                                     ------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees                                                15,282
   12b-1 fees (Investor A)                                                  4,754
   12b-1 fees (Investor B)                                                     85
   Custodian fees                                                           2,865
   Organizational fees                                                     11,184
   Other                                                                    4,877
                                                                     ------------
      Total Liabilities                                                    39,047
                                                                     ------------
NET ASSETS:
Capital                                                                14,512,213
Undistributed (distributions in excess of) net investment income          (45,009)
Net unrealized appreciation on investments                             12,947,535
Accumulated undistributed net realized gains
   on investment transactions                                           1,783,966
                                                                     ------------
      Net Assets                                                     $ 29,198,705
                                                                     ============

Net Assets
   Investor A Shares                                                 $ 29,022,713
   Investor B Shares                                                      175,992
                                                                     ------------
      Total                                                          $ 29,198,705
                                                                     ============
Shares of capital stock
   Investor A Shares                                                    2,696,119
   Investor B Shares                                                       16,051
                                                                     ------------
      Total                                                             2,712,170
                                                                     ============
Net asset value
   Investor A Shares - redemption price per share                    $      10.76
   Investor B Shares - offering price per share*                            10.96
                                                                     ============

Maximum Sales Charge (Investor A)                                            4.50%
                                                                     ============
Maximum Offering Price per share (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to nearest cent) (Investor A)                           $      11.27
                                                                     ============

   -----------

   * Redemption price of Investor B shares varies based on length of time shares are held.

   See Notes to Financial Statements.

THE RIVERFRONT FUNDS, INC.

                             Statement of Operations
                      For the Period ended April 30, 1997 *
                                   (Unaudited)


                                                  Large Company
                                                     Select
                                                      Fund
                                                   ----------
Investment Income:
Interest income                                    $   16,501
Dividend income                                       157,968
                                                   ----------
   Total Income                                       174,469
                                                   ----------
EXPENSES:
Investment advisory fees                               72,808
Administration fees                                    18,202
12b-1 fees(Investor A)                                 22,714
12b-1 fees(Investor B)                                    152
Custodian and accounting fees                          13,652
Audit and legal fees                                    4,830
Organization costs                                      1,177
Trustees' fees and expenses                               805
Transfer agent fees                                    11,385
Registration and filing fees                            1,150
Printing costs                                          3,450
Other                                                   1,841
                                                   ----------
   Total Expenses                                     152,166
                                                   ----------
Net Investment Income                                  22,303
                                                   ----------

REALIZED/UNREALIZED GAINS
   FROM INVESTMENTS
Net realized gains from investment transactions     1,783,966
Net change in unrealized appreciation from
   investments                                        355,149
                                                   ----------
Net realized/unrealized gains from investments      2,139,115
                                                   ----------
Change in net assets resulting
   from operations                                 $2,161,418
                                                   ==========

* For the period January 2, 1997 (commencement of operations) through April 30, 1997

See Notes to Financial Statements.

THE RIVERFRONT FUNDS, INC.

                       Statement of Changes in Net Assets
                                   (Unaudited)


                                             Large Company
                                                Select
                                                 Fund
                                            --------------
                                                For the
                                             period ended
                                            April 30, 1997*
                                            --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                     $     22,303
   Net realized gains from investment
      transactions                              1,783,966
   Net change in unrealized appreciation
      from investments                            355,149
                                             ------------
Change in net assets
   resulting from operations                    2,161,418
                                             ------------
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
   From net investment income                     (67,312)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
   From net investment income                          --
                                             ------------
Change in net assets from
   shareholder distributions                      (67,312)
                                             ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued                 28,493,321
   Dividends reinvested                                21
   Cost of shares redeemed                     (1,388,743)
                                             ------------
Change in net assets
   from capital transactions                   27,104,599
                                             ------------
Change in net assets                           29,198,705
NET ASSETS:
   Beginning of period                                 --
                                             ------------
   End of period                             $ 29,198,705
                                             ============


SHARE TRANSACTIONS:
   Issued                                       2,845,497
   Reinvested                                           2
   Redeemed                                      (133,329)
                                             ------------
Change in shares                                2,712,170
                                             ============

* For the period January 2, 1997 (commencement of operations) through April 30, 1997

See Notes to Financial Statements.

THE RIVERFRONT FUNDS, INC.

                              Financial Highlights


                                                                       Large Company
                                                                           Select
                                                                            Fund
                                                               ----------------------------------
                                                                      January 2, 1997 to
                                                                     to April 30, 1997 (a)
                                                               ----------------------------------
                                                                 Investor A          Investor B
                                                               -------------        ----------------
                                                                 (Unaudited)         (Unaudited)
  NET ASSET VALUE, BEGINNING OF PERIOD                        $       10.00         $         10.00
                                                               -------------        ----------------
  Investment Activities
      Net investment income (loss)                                     0.01                   (0.01)
  Net realized and unrealized gains
      from investments                                                 0.77                    0.97
                                                               -------------        ----------------
      Total from Investment Activities                                 0.78                    0.96
                                                               -------------        ----------------
  Distributions
      Net investment income                                           (0.02)                     --

                                                               -------------        ----------------
      Total Distributions                                             (0.02)                     --
                                                               -------------        ----------------
  NET ASSET VALUE, END OF PERIOD                              $       10.76         $         10.96
                                                               =============        ================

  Total Return (excludes sales/redemption charge)                      7.85%(b)                9.60%(b)

  RATIOS/SUPPLEMENTARY DATA:
      Net Assets at end of period (000)                             $29,023                    $176
      Ratio of expenses to
          average net assets                                           1.60%(c)                2.35%(c)
      Ratio of net investment income
          to average net assets                                        0.24%(c)               -0.59%(c)

      Portfolio Turnover                                                 12%(d)                  12%(d)

      Average commission rate paid (e)                        $      0.0916         $        0.0916

  --------------

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold.

THE RIVERFRONT FUNDS, INC.
LARGE COMPANY SELECT FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 April 30, 1997

    Shares or
    Principal                             Security                                  Market
     Amount                              Description                                Value
     ------                              -----------                                -----
COMMON STOCK (95.3%):
Aerospace (2.3%):
           6,800  Boeing Co.                                                  $   670,650
                                                                              -----------
Building & Construction (0.9%):
           3,800  Armstrong World Industries,  Inc.                               249,850
                                                                              -----------
Chemicals & Drugs (4.7%):
           1,600  Avon Products, Inc.                                              98,600
           1,200  Johnson & Johnson                                                73,500
           7,600  Merck & Co., Inc.                                               687,800
           5,400  Pfizer, Inc.                                                    518,400
                                                                              -----------
                                                                                1,378,300
                                                                              -----------
Computer, Software & Services (15.6%):
          11,850  Cisco Systems, Inc.                                             613,237
           2,150  Compaq Computer Corp.                                           183,556
          10,450  Computer Associates International, Inc.                         543,400
          11,500  Electronic Data Systems                                         383,813
           9,800  Intel Corp.                                                   1,500,625
          11,600  Hewlett-Packard Co.                                             609,000
             300  International Business Machines Corp.                            48,225
           4,800  Microsoft Corp.                                                 583,200
           2,701  NCR Corp.                                                        78,329
                                                                              -----------
                                                                                4,543,385
                                                                              -----------
Consumer Products (14.0%):
          16,000  Archer Daniels Midland Co.                                      294,000
          11,600  Coca-Cola Co.                                                   738,050
           7,800  CPC International                                               644,475
           4,000  Gannett Co., Inc.                                               349,000
           9,200  Gillette Co.                                                    782,000
           5,900  Pepsico, Inc.                                                   205,763
           7,800  Philip Morris Cos., Inc.                                        307,125
           5,800  Procter & Gamble Co.                                            729,350
           1,050  So. African Brewers Ltd.                                         30,450
                                                                              -----------
                                                                                4,080,213
                                                                              -----------
Durable Goods (14.1%):
          14,150  Ford Motor Co.                                                  491,712
          10,000  Emerson Electric Co.                                            507,500
           5,100  General Electric Co.                                            565,463
           3,000  Caterpillar, Inc.                                               267,000
          18,300  Deere & Co.                                                     841,800
          13,500  Goodyear Tire & Rubber Co.                                      710,437
           8,000  Black & Decker Corp.                                            268,000
           9,850  Millipore Corp.                                                 371,838
           3,200  Ericsson (L.M.) Tel-Sp, ADR                                     107,600
                                                                              -----------
                                                                                4,131,350
                                                                              -----------
Entertainment (1.6%):
           5,600  The Walt Disney Co.                                             459,200
                                                                              -----------
Financial Services (21.1%):
          11,600  American Express Co.                                            764,150
           6,050  American International Group                                    777,425
           2,700  BankAmerica Corp.                                               315,562

THE RIVERFRONT FUNDS, INC.
LARGE COMPANY SELECT FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 April 30, 1997

    Shares or
    Principal                             Security                                  Market
     Amount                              Description                                Value
     ------                              -----------                                -----
COMMON STOCK, CONTINUED:
Financial Services, continued:
           4,200  Bankboston Corp.                                            $   305,550
           6,000  Canadian Pacific Ltd.                                           146,250
           6,000  Chubb Corp.                                                     346,500
             900  Citicorp                                                        101,363
          15,200  Federal National Mortgage Assoc.                                625,100
           8,200  Keycorp                                                         427,425
           2,400  Marsh & McLennan Cos., Inc.                                     289,200
           3,900  Mellon Bank Corp.                                               317,362
           2,900  Student Loan Marketing Assoc.                                   342,925
          10,500  Summit Properties, Inc.                                         207,375
           7,100  Sunamerica, Inc.                                                326,600
           5,999  Travelers Group, Inc.                                           332,195
          11,000  Walden Residential Properties                                   242,000
           9,500  Wellsford Residential Properties                                281,438
                                                                              -----------
                                                                                6,148,420
                                                                              -----------
Metals & Mining (3.4%):
           7,100  Potash Corp. of Saskatchewan                                    545,813
           6,000  Carpetner Technology                                            243,750
          10,250  Worthington Industries                                          193,468
                                                                              -----------
                                                                                  983,031
                                                                              -----------
Oil & Gas Producers  (6.7%):
           3,100  Amoco Corp.                                                     259,237
          11,600  Exxon Corp.                                                     656,850
           3,600  Mobil Corp.                                                     468,000
           3,100  Royal Dutch Petroleum - NY Shares                               558,775
                                                                              -----------
                                                                                1,942,862
                                                                              -----------
Oil Equipment, Wells & Services (1.6%):
           4,300  Schlumberger Ltd.                                               476,225
                                                                              -----------
Restaurants (1.7%):
          24,325  Wendy's International, Inc.                                     501,703
                                                                              -----------
Retail (0.6%):
           6,600  Wal-Mart Stores, Inc.                                           186,450
                                                                              -----------
Telecommunications (0.5%):
           2,656  Lucent Technologies, Inc.                                       157,036
                                                                              -----------
Utility - Gas & Electric (2.5%):
          11,000  Cinergy Corp.                                                   365,750
               1  El Paso Natural Gas Co.                                              29
           8,500  OGE Energy Corp.                                                352,750
                                                                              -----------
                                                                                  718,529
                                                                              -----------
Utility - Telecommunications (4.1%):
          12,800  AT&T Corp.                                                      428,800
          11,700  GTE Corp.                                                       536,738
           6,200  MCI Communications Corp.                                        236,375
                                                                              -----------
                                                                                1,201,913
                                                                              -----------
  Total Common Stock                                                           27,829,117
                                                                              -----------

THE RIVERFRONT FUNDS, INC.
LARGE COMPANY SELECT FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 April 30, 1997

    Shares or
    Principal                             Security                                  Market
     Amount                              Description                                Value
     ------                              -----------                                -----
INVESTMENT COMPANIES (4.4%):
          42,448  Dreyfus Treasury Prime Fund                                 $    42,448
       1,246,917  Federated U.S. Treasury Services #125                         1,246,917
                                                                              -----------
  Total Investment Companies                                                    1,289,365
                                                                              -----------
  Total (Cost-$16,170,947) (a)                                                $29,118,482
                                                                              ===========
-----------------

The percentages indicated are based on net assets of $29,198,705.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation                                     $13,256,294
                  Unrealized depreciation                                        (308,759)
                                                                              -----------
                  Net unrealized appreciation                                 $12,947,535
                                                                              ===========

See Notes to Financial Statements.

RIVERFRONT LARGE COMPANY SELECT FUND

                                 APRIL 30, 1997
                                   (UNAUDITED)

1.       ORGANIZATION:

         The Riverfront Funds, Inc. (the "Company"), was organized as a Maryland corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Company presently offers shares the Riverfront U.S. Government Securities Money Market Fund, Riverfront U.S. Government Income Fund, Riverfront Income Equity Fund, Riverfront Ohio Tax-Free Bond Fund, Riverfront Balanced Fund, Riverfront Stock Appreciation Fund and Riverfront Large Company Select Fund (collectively, the "Portfolios"). The accompanying financial statements and financial highlights refer only to the Riverfront Large Company Select Fund (the "Fund").

         The investment objective of the Fund is to seek long-term growth of capital with some current income as a secondary objective.

         The Company is authorized to issue 3,000,000,000 shares with a par value of $.001. Sales of shares of the Fund may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

        The Fund offers two share classes: Investor A Shares and Investor B Shares. Investor A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectus. Certain redemptions of the Investor B Shares made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectus. Each share class has identical rights and privileges, except with respect to distribution and services (12b-1) fees paid by each share class, certain class specific expenses, voting rights on matters affecting a single share class, and the exchange privileges of each share class.


2.       SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

         SECURITIES VALUATION:

         Investments in common and preferred stocks, and convertible bonds of the Fund are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations or closing sale prices on the principal exchange in which such securities are normally traded. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the Fund are reflected as either unrealized appreciation or depreciation.

                                   (Continued)

RIVERFRONT LARGE COMPANY SELECT FUND

                                 APRIL 30, 1997
                                   (UNAUDITED)

         SECURITY TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined on an identified cost basis.

         REPURCHASE AGREEMENTS:

         The Fund may acquire repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser, deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         DIVIDENDS TO SHAREHOLDERS:

         Dividends from net investment income are declared and paid monthly . Distributable net realized capital gains, if any, are declared and distributed at least annually. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

         Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital. These differences are due primarily to differing treatments for dollar roll transactions, the deferral of certain losses and expiring capital loss carry forwards.

         FEDERAL INCOME TAXES:

         It is the policy of the Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

         ORGANIZATION COSTS:

         The Fund bears all costs in connection with its organization. All such costs are amortized using the straight-line method over a period of five years from the date the Fund commenced operations.

                                   (Continued)

RIVERFRONT LARGE COMPANY SELECT FUND

                                 APRIL 30, 1997
                                   (UNAUDITED)


         EXPENSE ALLOCATIONS:

         Operating expenses of the Company not directly attributable to a particular Portfolio or to any class of shares of a Portfolio are prorated among the Portfolios based on the relative net assets of each Portfolio or other appropriate basis. Operating expenses directly attributable to a Portfolio are charged directly to that Portfolio's operations. Fees paid under a Distribution and Shareholder Service Plan are borne by the specific class of shares to which they apply.


3.       PURCHASES AND SALES OF SECURITIES:

         Purchases and sales of securities (excluding short-term securities) for the four month period ended April 30, 1997 are as follows:

                                                 Purchases             Sales
                                                 ---------             -----
         Large Company Select Fund              $ 3,285,807         $ 4,625,183

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

                                            Large Company
                                              Select Fund
                                           January 2, 1997 to
                                          to April 30, 1997 (a)
                                          ---------------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
   Proceeds from shares issued               $ 28,320,815
   Dividends reinvested                                21
   Shares redeemed                             (1,388,656)
                                             ------------
   Change in net assets from
      Investor A share transactions          $ 26,932,180
                                             ============
INVESTOR B SHARES:
   Proceeds from shares issued               $    172,506
   Dividends reinvested                                --
   Shares redeemed                                    (87)
                                             ------------
   Change in net assets from
      Investor B share transactions          $    172,419
                                             ============

SHARE TRANSACTIONS:
INVESTOR A SHARES:
   Issued                                       2,829,437
   Reinvested                                           2
   Redeemed                                      (133,321)
                                             ------------

   Change in Investor A Shares                  2,696,118
                                             ============
INVESTOR B SHARES:
   Issued                                          16,060
   Reinvested                                          --
   Redeemed                                            (8)
                                             ------------

   Change in Investor B Shares                     16,052
                                             ============

(a) Period from commencement of operations.

RIVERFRONT FUNDS, INC.

                                 APRIL 30, 1997
                                   (UNAUDITED)

5.       RELATED PARTY TRANSACTIONS

         Provident has entered into an Investment Advisory Agreement with the Company whereby Provident supervises and manages the investment and reinvestment of the Fund's assets. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of the Fund.

         In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Fund. Under the terms of the Custodian, Fund Accounting and Record keeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of the Fund.

         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

         BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as administrator, principal underwriter and distributor. Such officers and director are paid no fees directly by the Portfolios for serving as officers and as director of the Company. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of the Fund.

         Provident also serves as transfer agent and shareholder servicing agent to the Fund. Under the terms of the Master Transfer and Record keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of the Fund and certain out-of-pocket expenses. Under the terms of the Shareholder Servicing Plan, Provident may receive a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of certain shares of the Fund. This fee may be used to reimburse BISYS or other providers of record keeping and/or administrative support services. As of April 30, 1997, there was not a shareholder servicing agreement entered into on behalf of the Fund.

         The Fund has adopted an Investor A Distribution and Shareholder Service Plan and Agreement ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan and Agreement ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, the Fund is authorized to pay or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of the Fund. Pursuant to the Investor B Plan, the Fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares, (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of the Fund and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of the Fund. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

                                   (Continued)

RIVERFRONT LARGE COMPANY SELECT FUND

                                 APRIL 30, 1997
                                   (UNAUDITED)

         Provident and certain of its affiliates own shares of the Fund. As of April 30, 1997, the aggregate value of capital shares owned by Provident and its affiliates were as follows (amounts in thousands):

         Large Company Select Fund...................................................................$    2,691,839

         Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining a competitive expense ratio. Information regarding these transactions is as follows for the four month period ended April 30, 1997:

                                                                               Large Company
                                                                                Select Fund
                                                                                -----------
         INVESTMENT ADVISOR FEES:
         Annual fee (percentage of average net assets)                            0.80%
         ADMINISTRATION FEES:
         Annual fee (percentage of average net assets)                            0.20%
         12b-1 FEES (INVESTOR A):
         Annual fee  (percentage of average net assets)                           0.25%
         12b-1 FEES (INVESTOR B):
         Annual fee (percentage of average net assets)                            1.00%
         CUSTODIAN AND ACCOUNTING FEES:                                           $13,652
         TRANSFER AGENT FEES:                                                     $11,385

6.       ACQUISITION OF COMMON TRUST FUND A & COMMON TRUST FUND G

         On January 2, 1997, the Fund issued Investor A shares to acquire the assets and liabilities, including distributions payable of $26,562, of the Common Trust A and Common Trust G of The Provident Bank. The following is a summary of Investor A shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

         Investor A Shares (000).....................................................................  2,781
         Net assets (000)............................................................................$27,813
         Net asset value.............................................................................$ 10.00
         Unrealized appreciation (000)...............................................................$12,593

                                   (Continued)

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Fund with regard to portfolio investments for the Funds including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

         Description of the six highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rate Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Description of the six highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated circumstances.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB Bonds which are rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Description of six highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality.  Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         A-       because of economic conditions.

         A+       Protection factors are average but adequate.  However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

         BBB Debt has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

         Description of the six highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payments of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         IBCA's description of its six highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic, or financial conditions.

         B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

         Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicated where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB The lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BB While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

         B Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                           - Leading market positions in well-established industries.

                           -        High rates of return on funds employed.

                           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         Thomson's description of its three highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

Municipal Obligations Ratings
-----------------------------

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2": Satisfactory capacity to pay principal and interest.

                  "SP-3": Speculative capacity to pay principal and interest.

         The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         The following summarizes the four highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

                             Registration Statement

                                       of

                              THE RIVERFRONT FUNDS

                                       on

                                    Form N-1A

PART C. OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

         (a)      Financial Statements:

         Included in Part A:

         (i)      The Riverfront U.S. Government Securities Money Market
                  Fund

                  Financial Highlights

        (ii)      The Riverfront U.S. Government Income Fund

                  Financial Highlights

       (iii)      The Riverfront Ohio Tax-Free Bond Fund

                  Financial Highlights

        (iv)      The Riverfront Balanced Fund

                  Financial Highlights

         (v)      The Riverfront Income Equity Fund

                  Financial Highlights

        (vi)      The Riverfront Large Company Select Fund


                  Financial Highlights


       (vii)      The Riverfront Small Company Select Fund

                  Financial Highlights

         Included in Part B:

         (i)      The Riverfront U.S. Government Securities Money Market
                  Fund

                  Statement of Assets and Liabilities dated December 31,
                  1996

                  Statement of Operations for the year ended December 31,
                  1996

                  Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

                  Schedule of Portfolio Investments dated December 31, 1996

                  Notes to Financial Statements as of December 31, 1996

                  Financial Highlights for the years ended December 31, 1996, 1995, 1994, 1993 and for the period from commencement of operations (October 1, 1992) to December 31, 1992

                  Report of Independent Auditors dated February 20, 1997

    (ii)          The Riverfront U.S. Government Income Fund

                  Statement of Assets and Liabilities dated December 31,
                  1996

                  Statement of Operations for the year ended December 31,
                  1996

                  Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

                  Schedule of Portfolio Investments dated December 31, 1996

                  Notes to Financial Statements as of December 31, 1996

                  Financial Highlights for the years ended December 31, 1996, 1995, 1994, 1993, and 1992 (Investor A Shares) and for the year ended December 31, 1996 and the period from commencement of operations (January 17, 1995) to December 31, 1995 (Investor B Shares)

                  Report of Independent Auditors dated February 20, 1997

    (iii)         The Riverfront Ohio Tax-Free Bond Fund

                  Statement of Assets and Liabilities dated December 31,
                  1996

                  Statement of Operations for the year ended December 31,
                  1996

                  Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

                  Schedule of Portfolio Investments dated December 31, 1996

                  Notes to Financial Statements as of December 31, 1996

                  Financial Highlights for the years ended December 31, 1996 and 1995 and the period from commencement of operations (August 1, 1994) to December 31, 1994 (Investor A Shares) and for the year ended December 31, 1996 and the period from commencement of operations (January 17, 1995) to December 31, 1995 (Investor B Shares)

                  Report of Independent Auditors dated February 20, 1997

         (iv)     The Riverfront Balanced Fund

                  Statement of Assets and Liabilities dated December 31,
                  1996

                  Statement of Operations for the year ended December 31,
                  1996

                  Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995

                  Schedule of Portfolio Investments dated December 31, 1996

                  Notes to Financial Statements as of December 31, 1996

                  Financial Highlights for the years ended December 31, 1996 and 1995 and the period from commencement of operations (September 1, 1994) to December 31, 1994 (Investor A shares) and for the year ended December 31, 1996 and the period from commencement of operations (January 17, 1995) to December 31, 1995 (Investor B shares)

                  Report of Independent Auditors dated February 20, 1997

      (v)         The Riverfront Income Equity Fund

                  Statement of Assets and Liabilities dated December 31,
                  1996

                  Statement of Operations for the year ended December 31,
                  1996

                  Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

                  Schedule of Portfolio Investments dated December 31, 1996

                  Notes to Financial Statements as of December 31, 1996

                  Financial Highlights for the years ended December 31, 1996, 1995, 1994, 1993, and 1992 (Investor A Shares) and for the year ended December 31, 1996 and the period from commencement of operations (January 17, 1995) to December 31, 1995 (Investor B Shares)

                  Report of Independent Auditors dated February 20, 1997

    (vi)          The Riverfront Large Company Select Fund


                  Statement of Assets and Liabilities dated April 30, 1997 (unaudited)

                  Statement of Operations for the period ended April 30, 1997 (unaudited)

                  Statement of Changes in Net Assets for the period ended April 30, 1997 (unaudited)

                  Schedule of Portfolio Investments dated April 30, 1997 (unaudited)

                  Notes to Financial Statements as of April 30, 1997
                  (unaudited)

                  Financial Highlights for the period from commencement of operations (January 2, 1997) through April 30, 1997 (Investor A and B shares) (unaudited)


   (vii)          The Riverfront Small Company Select Fund

                  Statement of Assets and Liabilities dated December 31,
                  1996

                  Statement of Operations for the year ended December 31,
                  1996

                  Statement of Changes in Net Assets for the year ended December 31, 1996, the period from the date of acquisition (October 1, 1995) through December 31, 1995 and the year ended September 30, 1995

                  Schedule of Portfolio Investments dated December 31, 1996

                  Notes to Financial Statements as of December 31, 1996

                  Financial Highlights for the year ended December 31, 1996, the period from the date of acquisition (October 1, 1995) through December 31, 1995, and the years ended September 30, 1995, 1994, 1993 and 1992 (Investor A shares) and for the year ended December 31, 1996 and the period from commencement of operations (October 1, 1995) through December 31, 1995 (Investor B shares)

                  Report of Independent Auditors dated February 20, 1997


      (viii) All required financial statements are included in Part B hereof. All other financial statements and schedules are inapplicable.

         (b)      Exhibits


         (1) Registrant's Declaration of Trust dated October 11, 1996, is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.


         (3)      Not applicable.


         (4) Certificates for shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, filed as Exhibit (1) hereto, define rights of holders of Shares.

      (5)(a) Proposed Investment Advisory Agreement dated as of _____________, 1997, between the Registrant and The Provident Bank is incorporated by reference to Exhibit
                  (5)(a) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (b) Proposed Sub-Investment Advisory Agreement dated as of __________________, 1997, between The Provident Bank and DePrince, Race & Zollo, Inc. is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

       (6)(a) Proposed Distribution Agreement dated as of ______________, 1997, between Registrant and BISYS Fund Services Limited Partnership is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

          (b) Form of Dealer Agreement between BISYS Fund Services Limited Partnership and Provident Securities & Investment Company is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (7)      Not applicable.


         (8) Proposed Custodian, Fund Accounting and Recordkeeping Agreement dated as of __________________, 1997, between the Registrant and The Provident Bank is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

      (9)(a) Proposed Administration Agreement dated as of ________________, 1997, between the Registrant and BISYS Fund Services Limited Partnership is incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (b) Proposed Master Transfer and Recordkeeping Agreement dated as of ________________, 1997, between the
                  Registrant and The Provident Bank is incorporated by reference to Exhibit (9)(b) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (c) Proposed Shareholder Services Plan is incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (d) Proposed form of Servicing Agreement to Shareholder Services Plan is incorporated by reference to Exhibit
                  (9)(d) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (e) Agreement and Plan of Reorganization and Liquidation dated as of March 21, 1997, between the Registrant and The Riverfront Funds, Inc. is incorporated by reference to Exhibit (9)(e) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

        (10) Opinion of counsel as to the legality of the shares of The Riverfront Funds. Opinion of counsel as to the legality of the shares of The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Small Company Fund and The Riverfront Balanced Fund was filed with Registrant's Rule 24f-2 Notice on February 25, 1997.


    (11)          Consent of Ernst & Young LLP, independent auditors.

     (12)         Not applicable.


     (13) A copy of the Subscription Agreement is incorporated by reference to Exhibit (13) to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

     (14)         Not applicable.

     (15)(a) Proposed Investor A Distribution and Shareholder Service Plan is incorporated by reference to Exhibit (15)(a) of Post-Effective Amendment No. 19 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (b) Proposed Investor B Distribution and Shareholder Service Plan is incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 19 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.

         (c) Proposed form of Dealer Agreement between BISYS Fund Services Limited Partnership and Provident Securities & Investment Company is incorporated by reference to Exhibit (15)(c) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-34154) filed on May 2, 1997.


     (16)(a) Computation of Performance Quotations for The Riverfront U.S. Government Securities Money Market Fund was filed on June 2, 1994, with Post-Effective Amendment No. 7 as Exhibit (16) (a) and is incorporated by reference herein.

         (b) Computation of Performance Quotations for The Riverfront U.S. Government Income Fund and The Riverfront Income Equity Fund was filed on June 2, 1994, with
                  Post-Effective Amendment No. 7 as Exhibit (16)(b) and is incorporated by reference herein.

         (c) Computation of Performance Quotations for The Riverfront Ohio Tax-Free Bond Fund was filed on January 31, 1995, with Post-Effective Amendment No. 9 as Exhibit (16)(c) and is incorporated by reference herein.

         (d) Computation of Performance Quotations for The Riverfront Balanced Fund was filed on January 31, 1995, with Post-Effective Amendment No. 9 as Exhibit (16)(d) and is incorporated by reference herein.

         (e) Computation of Performance Quotations for The Riverfront Small Company Select Fund was filed on September 21, 1995, with Post-Effective Amendment No. 14 as Exhibit
                  (16)(e) and is incorporated by reference herein.

         (f) Computation of Performance Quotations for The Riverfront Large Company Select Fund.


     (17)         Financial Data Schedules.

     (18)         Rule 18f-3 Plan to be filed by amendment.

     (19)(a) Copies of the Powers of Attorney of the Officers and Directors of The Riverfront Funds, Inc. were filed on March 1, 1994, with Post-Effective Amendment No. 6 as Exhibit (17) and are incorporated by reference herein.

         (b)      Power of Attorney for Walter B. Grimm was filed on
                  April 11, 1995, with Post-Effective Amendment No. 10 as Exhibit (18)(c) and is incorporated by reference herein.

         (c) Power of Attorney for Harvey M. Salkin is incorporated by reference to Exhibit (19)(a) of Post-Effective Amendment No. 16 to Registrant's Registration Statement (No. 33-34154) filed on April 26, 1996.


         (d) Powers of Attorney for Walter B. Grimm, Virgil J. Early, William M. Higgins, Harvey M. Salkin and Thomas E. Line.

         (e)      Consent of Baker & Hostetler LLP


Item 25.          Persons Controlled by or Under Common Control With
                  Registrant

                  Not Applicable.

Item 26.  Number of Holders of Securities


                                                                                         Number of Record
                                                                                             Holders
                                                                                       as of April 3, 1997
                                                                                       -------------------

                                                                                Investor A             Investor B
                                                                                  Shares                 Shares
                                                                                  ------                 ------
                            Title of Series
                            ---------------

The Riverfront U.S. Government                                                     462                     N/A
Securities Money Market Fund, shares of
capital stock, $.001 par value

The Riverfront U.S. Government Income                                               19                     66
Fund, shares of capital stock, $.001
par value

The Riverfront Income Equity Fund,                                                 927                     743
shares of capital stock, $.001 par
value

The Riverfront Ohio Tax-Free Bond Fund,                                              6                     28
shares of capital stock, $.001 par
value

The Riverfront Balanced Fund, shares of                                             26                     610
capital stock, $.001 par value

The Riverfront Stock Appreciation Fund,                                           4,102                    79
shares of capital stock, $.001 par
value

The Riverfront Large Company Select                                                 21                     13
Fund, shares of capital stock, $.001
par value


Item 27.  Indemnification

          Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit 1 hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Registrant's principal underwriter, custodian, investment adviser, administrator and transfer agent is provided for, respectively, in
          Section 1.12 of the Distribution Agreement filed as Exhibit 6(a) hereto, Section 7.A. of the Custodian, Fund Accounting and Recordkeeping Agreement filed as Exhibit 8 hereto, Section 8 of the Investment Advisory Agreement filed as Exhibit 5(a) hereto, Section 8 of the Administration Agreement filed as Exhibit 9(a) hereto, and
          Section 8 of the Master Transfer and Recordkeeping Agreement filed as Exhibits 9(b) hereto. As of the effective date of this Registration Statement, the

                  Registrant will have obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.          Businesses and Other Connections of Investment Adviser

                  (a) To the knowledge of Registrant, none of the officers or directors of Provident, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment. Set forth below are the names and principal business addresses of the directors and officers who are engaged in any other business, profession, vocation, or employment of a substantial nature.

                                     Position with
                Name               The Provident Bank                             Other Business
                ----               ------------------                             --------------

Jack M. Cook                            Director                                 President and Chief
                                                                                 Executive Officer of
                                                                                 Health Alliance of
                                                                                 Greater Cincinnati

Thomas D. Grote,                        Director                                 President, Thomas J.
Jr.                                                                              Dyer Company

Joseph A. Podoto                        Director                                 President, JLM
                                                                                 Financial, Inc.

Sidney A. Peerless,                     Director                                 President of E.N.T.
M.D.                                                                             Associates; staff
                                                                                 member at several
                                                                                 hospitals in the
                                                                                 Cincinnati area

Joseph A. Steger,                       Director                                 President,
Ph.D.                                                                            University of
                                                                                 Cincinnati


         (b) To the knowledge of Registrant, none of the officers or directors of DePrince, Race & Zollo, Inc. ("DRZ") except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment. Set forth below are the names and principal business addresses of the directors and officers of DRZ who are engaged in any other business, profession, vocation or employment of a substantial nature.

                                                     Position with
           Name                                          DRZ                         Other Business
           ----                                          ---                          --------------

Gregory M. DePrince                                     Director                  Prior to April 1995,
                                                                                  Director and Senior
                                                                                  Vice President of
                                                                                  SunBank Capital
                                                                                  Management, N.A.,
                                                                                  200 South Orange
                                                                                  Avenue, Orlando,
                                                                                  Florida 32801

                                                     Position with
           Name                                          DRZ                         Other Business
           ----                                          ---                          --------------

John D. Race                                            Director                  Prior to April 1995,
                                                                                  Director, Executive
                                                                                  Vice President and
                                                                                  Chief Administrative
                                                                                  Officer of SunBank
                                                                                  Capital Management,
                                                                                  N.A., 200 South
                                                                                  Orange Avenue,
                                                                                  Orlando, Florida
                                                                                  32801

Victor A. Zollo                                       Director and                Prior to April 1995,
                                                        President                 Director and Senior
                                                                                  Vice President of
                                                                                  SunBank Capital
                                                                                  Management, N.A.,
                                                                                  200 South Orange
                                                                                  Avenue, Orlando,
                                                                                  Florida 32801


Item 29.          Principal Underwriter

                  (a) BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services, acts as administrator and distributor for Registrant. BISYS Fund Services currently serves as distributor of the following management investment companies: American Performance Funds, AmSouth Mutual Funds, the ARCH Fund, Inc., The BB&T Mutual Funds Group, The Coventry Group, Empire Builder Tax Free Bond Fund, First Choice Funds Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., Intrust Funds, The Kent Funds, Marketwatch Funds, Meyers Sheppard Investment Trust, Minerva Funds, MMA Praxis Mutual Funds, M.S.D.& T. Funds, Pacific Capital Funds, Parkstone Group of Funds, The Parkstone Advantage Funds, Pegasus Funds, Qualivest Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Funds, Inc., d/b/a Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, The Time Horizon Funds, and The Victory Portfolios.

                  (b) To the best of Registrant's knowledge, the partners of BISYS Fund Services are as follows:

                                                         Positions and                          Positions and
          Name and Principal                              Offices with                           Offices with
          Business Address                              BISYS Fund Services                        Registrant
          ----------------                              -------------------                        ----------

The BISYS Group, Inc.                                Sole Shareholder of                                 None
150 Clove Road                                       BISYS Fund Services,
Little Falls, New Jersey                             Inc.
07424

BISYS Fund Services, Inc.                            Sole General Partner                                None
150 Clove Road
Little Falls, New Jersey
07424

WC Subsidiary Corporation                            Limited Partner                                     None
150 Clove Road
Little Falls, New Jersey
07424


                  (c)   None

Item 30.          Location of Accounts and Records

                  (1) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and distributor).

                  (2) The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 (records relating to its functions as investment adviser, custodian, transfer agent and fund accountant).

                  (3) DePrince, Race & Zollo, Inc., 201 South Orange Avenue, Suite 850, Orlando, Florida 32801 (records relating to its functions as sub-investment adviser for The Riverfront Income Equity Fund).

                  (4) Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 (Declaration of Trust, Bylaws and Minutes).

Item 31.          Management Services

                  Not applicable.

Item 32.          Undertakings


                  Registrant hereby undertakes to hold a special meeting of shareholders of the Trust for the purpose of considering the removal of one or more of the Trust's Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Trust entitled to vote.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Riverfront Funds, Inc. certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio, on the 25th day of June, 1997.


                                           THE RIVERFRONT FUNDS, INC.


                                           By /s/Stephen G. Mintos
                                              ------------------------------
                                              Stephen G. Mintos
                                              President and Chairman
                                              of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities designated on the 25th day of June, 1997.


SIGNATURES                                                TITLE
----------                                                -----


/s/ Stephen G. Mintos                            President and Director
--------------------------
Stephen G. Mintos


/s/Thomas E. Line                                Treasurer (Principal Accounting
--------------------------                       and Financial Officer)
Thomas E. Line



/s/* J. Virgil Early                             Director
--------------------------
J. Virgil Early

/s/* William M. Higgins                          Director
--------------------------
William M. Higgins

/s/* Harvey M. Salkin                            Director
--------------------------
Harvey M. Salkin

                                                 *By/s/ Stephen G. Mintos
                                                    ---------------------------
                                                    Stephen G. Mintos
                                                    Attorney-in-Fact


*Stephen G. Mintos, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officer of The Riverfront Funds, Inc. pursuant to powers of attorney duly executed by such persons.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Riverfront Funds (i) expressly adopts this Registration Statement, including prior amendments, of The Riverfront Funds, Inc. as its own for all purposes, as set forth in Rule 414(d) of the Securities Act of 1933, and
(ii) certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio, on the 25th day of June, 1997.


                                                     THE RIVERFRONT FUNDS


                                                     By /s/ Walter B. Grimm
                                                        ------------------------
                                                        Walter B. Grimm
                                                        President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities designated on the 25th day of June, 1997.

SIGNATURES                                           TITLE
----------                                           -----


/s/ Walter B. Grimm                                  President and Trustee
---------------------------
  Walter B. Grimm

/s/Thomas E. Line                                    Treasurer (Principal
---------------------------                          Accounting and Financial
Thomas E. Line                                       Officer)


/s/* J. Virgil Early                                 Trustee
---------------------------
J. Virgil Early

/s/* William M. Higgins                              Trustee
---------------------------
William M. Higgins

/s/* Harvey M. Salkin                                Trustee
---------------------------
Harvey M. Salkin

                                                    *By/s/ Walter B. Grimm
                                                     ---------------------------
                                                       Walter B. Grimm
                                                       Attorney-in-Fact

*Walter B. Grimm, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees and Officer of The Riverfront Funds pursuant to powers of attorney duly executed by such persons.

                                Index to Exhibits


Sequentially
Numbered
Exhibit No.                                 Description                                Page
-----------                                 -----------                                ----

(1) The Registrant's Declaration of Trust was filed as Exhibit (1) to Post-Effective
                       Amendment No. 19 to Registrant's Registration
                       Statement on Form N-1A on May 2, 1997.


(2) Bylaws of Registrant were filed as Exhibit (2) to Post-Effective Amendment No. 19 to
                       Registrant's Registration Statement on Form N-
                       1A on May 2, 1997.

(5)  (a)               Proposed Investment Advisory Agreement dated
                       as of ___________________, 1997, between
                       Registrant and The Provident Bank was filed as
                       Exhibit (5)(a) to Post-Effective Amendment No.
                       19 to Registrant's Registration Statement on
                       Form N-1A on May 2, 1997.

     (b) Proposed Sub-Investment Advisory Agreement dated as of __________________, 1997, between
                       The Provident Bank and DePrince, Race & Zollo,
                       Inc. was filed as Exhibit (5)(b) to Post-
                       Effective Amendment No. 19 to Registrant's
                       Registration Statement on Form N-1A on May 2,
                       1997.

(6)  (a)               Proposed Distribution Agreement dated as of
                       __________, 1997, between Registrant and BISYS
                       Fund Services Limited Partnership was filed as
                       Exhibit (6)(a) to Post-Effective Amendment No.
                       19 to Registrant's Registration Statement on
                       Form N-1A on May 2, 1997.

     (b)               Proposed form of Dealer Agreement between BISYS Fund
                       Services Limited Partnership and Provident Securities
                       & Investment Company was filed as Exhibit (6)(b) to
                       Post-Effective Amendment No. 19 to Registrant's
                       Registration Statement on Form N-1A on May 2, 1997.

(8)                    Proposed Custodian, Fund Accounting and
                       Recordkeeping Agreement dated as of
                       ________________, 1997, between Registrant and
                       The Provident Bank was filed as Exhibit (8) to
                       Post-Effective Amendment No. 19 to

Sequentially
Numbered
Exhibit No.                                  Description                                    Page
-----------                                  -----------                                    ----

                        Registrant's Registration Statement on Form N- 1A on
                        May 2, 1997.

(9)   (a)               Proposed Administration Agreement dated as of
                        ________________, 1997, between the Registrant
                        and BISYS Fund Services Limited Partnership
                        was filed as Exhibit (9)(a) to Post-Effective
                        Amendment No. 19 to Registrant's Registration
                        Statement on Form N-1A on May 2, 1997.

      (b)               Proposed Master Transfer and Recordkeeping
                        Agreement dated as of _____________________,
                        1997, between Registrant and The Provident
                        Bank was filed as Exhibit (9)(b) to Post-
                        Effective Amendment No. 19 to Registrant's
                        Registration Statement on Form N-1A on May 2,
                        1997.

      (c) Proposed Shareholder Services Plan was filed as Exhibit (9)(c) to Post-Effective Amendment
                        No. 19 to Registrant's Registration Statement on Form N-1A on May 2, 1997.

      (d)               Proposed form of Servicing Agreement to
                        Shareholder Services Plan was filed as Exhibit
                        (9)(d) to Post-Effective Amendment No. 19 to
                        Registrant's Registration Statement on Form N-
                        1A on May 2, 1997.

      (e)               Agreement and Plan of Reorganization and
                        Liquidation dated as of March 21, 1997,
                        between the Registrant and The Riverfront
                        Funds, Inc. was filed as Exhibit (9)(e) to Post-Effective Amendment No. 19 to
                        Registrant's Registration Statement on Form N-
                        1A on May 2, 1997.

(10) An Opinion of Counsel as to the legality of the shares of Registrant. An Opinion of Counsel as to the legality of the shares of The Riverfront U.S. Government Securities
                        Money Market Fund, The Riverfront U.S.
                        Government Income Fund, The Riverfront Income
                        Equity Fund, The Riverfront Ohio Tax-Free Bond
                        Fund, The Riverfront Small Company Select Fund and The Riverfront Balanced Fund was filed with Registrant's Rule 24f-2 Notice on
                        February 25, 1997.

Sequentially
Numbered
Exhibit No.                             Description                                               Page
-----------                             -----------                                               ----


(11) Consent of Ernst & Young LLP, independent auditors.

(13)                     The Subscription Agreement.  Filed as an
                         Exhibit to Registrant's Registration Statement on April 10, 1990.

(15)   (a)               Proposed Investor A Distribution and
                         Shareholder Service Plan was filed as Exhibit
                         (15)(a) to Post-Effective Amendment No. 19 to
                         Registrant's Registration Statement on Form N-
                         1A on May 2, 1997.

       (b)               Proposed Investor B Distribution and
                         Shareholder Service Plan was filed as Exhibit
                         (15)(b) to Post-Effective Amendment No. 19 to
                         Registrant's Registration Statement on Form N-
                         1A on May 2, 1997.

       (c)               Proposed form of Dealer Agreement between BISYS Fund
                         Services Limited Partnership and Provident Securities
                         & Investment Company was filed as Exhibit (15)(c) to
                         Post-Effective Amendment No. 19 to Registrant's
                         Registration Statement on Form N-1A on May 2, 1997.

(16)   (a)               Schedules for the calculation of performance
                         quotations for The Riverfront U.S. Government
                         Securities Money Market Fund were filed as
                         Exhibit (16) (a) to Registrant's
                         Post-Effective Amendment No. 7 on June 2,
                         1994.

       (b) Schedules for the calculation of performance quotations for The Riverfront U.S. Government
                         Income Fund and The Riverfront Income Equity
                         Fund were filed as Exhibit (16)(b) to
                         Registrant's Post-Effective Amendment No. 7 on
                         June 2, 1994.

       (c) Schedules for the calculation of performance quotations for The Riverfront Ohio Tax-Free
                         Bond Fund were filed as Exhibit (16)(c) to Registrant's Post-Effective Amendment No. 9 on
                         January 31, 1995.

       (d) Schedule for the calculation of performance quotations for The Riverfront Balanced Fund was filed as Exhibit (16)(d) to Registrant's
                         Post-Effective Amendment No. 9 on January 31,
                         1995.

Sequentially
Numbered
Exhibit No.                             Description                                               Page
-----------                             -----------                                               ----


         (e) Schedule for the calculation of performance quotations for The Riverfront Small Company
                           Select Fund was filed as Exhibit (16)(e) to Registrant's Post-Effective Amendment No. 14 on September 21, 1995.

         (f) Schedule for the calculation of performance quotations for The Riverfront Large Company
                           Select Fund.

(17)                       Financial Data Schedules.

(18)                       Rule 18f-3 Plan to be filed by amendment.

(19)     (a)               Powers of Attorney of the Officers and
                           Directors of The Riverfront Funds, Inc. were
                           filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 6 on March 1,
                           1994.

         (b) Power of Attorney for Walter B. Grimm was filed as Exhibit (18)(c) to Registrant's Post-
                           Effective Amendment No. 10 on April 11, 1995.

         (c) Power of Attorney for Harvey M. Salkin was filed as Exhibit (19)(d) to Registrant's Post-
                           Effective Amendment No. 16 filed on April 26,
                           1996.

         (d)               Powers of Attorney for Walter B. Grimm, Virgil
                           J. Early, William M. Higgins, Harvey M. Salkin and Thomas E. Line.

         (e)               Consent of Baker & Hostetler LLP.

As filed with the Securities and Exchange Commission June 27, 1997.


                                              1933 Act Registration No. 33-34154
                                                      1940 Act File No. 811-6082



                                   EXHIBITS TO



                                    FORM N-1A




             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [x]





                         Post-Effective Amendment No. 20               [x]



                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                     [x]




                                Amendment No. 21                       [x]





                              The Riverfront Funds
               (Exact Name of Registrant as Specified in Charter)


                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)



                         Registrant's Telephone Number:
                                 (800) 470-8000